EXECUTION VERSION WEIL:\97324005\1\99910.5702 MASTER SENIOR UNSECURED NOTES NOTE PURCHASE AGREEMENT Dated as of: December 27, 2019 Relating to: Up to $2,200,000,000 5.0% Senior Unsecured Notes of WeWork Companies LLC between WeWork Companies LLC, WeWork CO Inc. and StarBright WW LP Exhibit 10.34

WEIL:\97324005\1\99910.5702 TABLE OF CONTENTS SECTION 1. DEFINITIONS  1.1  Definitions. ........................................................................................................1  1.2  Computation of Time Periods. ...........................................................................7  1.3  Terms Generally. . ..............................................................................................7  1.4  Accounting Terms.. ..............................................................................................7  SECTION 2. THE NOTES  2.1  Authorization of Issue. . ......................................................................................8  2.2  Sale and Purchase of the Notes.. .........................................................................8  2.3  Draw Procedures. ...............................................................................................8  2.4  Closing. ................................................................................................................9  SECTION 3. CONDITIONS TO CLOSING  3.1  Representations and Warranties. . ......................................................................9  3.2  Performance. . ...................................................................................................10  3.3  Compliance Certificates. ...................................................................................10  3.4  Opinions of Counsel. .......................................................................................10  3.5  No Material Adverse Change. ...........................................................................10  3.6  No Legal Impediment to Issuance. ....................................................................10  3.7  No Default. ........................................................................................................10  3.8  Good Standing. . ................................................................................................10  3.9  DTC. ..................................................................................................................11  3.10  Indenture and Securities. ...................................................................................11  3.11  LC Facility Documentation. ..............................................................................11  3.12  Issuance of Warrants. ........................................................................................11  3.13  [Reserved.] ........................................................................................................11  3.14  [Reserved.] ........................................................................................................11  3.15  Payment of Expenses.. .......................................................................................11  3.16  Marketing Period. ...........................................................................................11  3.17  Financial Statements. ........................................................................................12

ii WEIL:\97324005\1\99910.5702 SECTION 4. REPRESENTATIONS AND WARRANTIES  4.1  Financial Statements. . .....................................................................................12  4.2  Organization and Good Standing. ...................................................................12  4.3  No Material Adverse Change. . .........................................................................12  4.4  Capitalization. .................................................................................................12  4.5  Due Authorization. . .........................................................................................13  4.6  The Indenture. .................................................................................................13  4.7  The Notes and the Guarantees. . .......................................................................13  4.8  Agreement. .........................................................................................................13  4.9  No Violation or Default. ....................................................................................13  4.10  No Conflicts. ......................................................................................................14  4.11  No Consents Required. ......................................................................................14  4.12  Legal Proceedings. ............................................................................................14  4.13  Title to Real and Personal Property.. ................................................................15  4.14  Intellectual Property. .......................................................................................15  4.15  Investment Company Act. . ...............................................................................15  4.16  Taxes. ...............................................................................................................15  4.17  Licenses and Permits. ......................................................................................15  4.18  No Labor Disputes. ..........................................................................................16  4.19  Certain Environmental Matters. ........................................................................16  4.20  Compliance with ERISA. ...................................................................................16  4.21  Accounting Controls. .......................................................................................17  4.22  Insurance. ........................................................................................................18  4.23  No Unlawful Payments. .....................................................................................18  4.24  Compliance with Anti-Money Laundering Laws.. .............................................18  4.25  No Conflicts with Sanctions Laws. ..................................................................19  4.26  Solvency. ............................................................................................................19  4.27  No Restrictions on Subsidiaries. .......................................................................19  4.28  No Broker’s Fees. .............................................................................................19  4.29  No Integration. ................................................................................................20  4.30  No General Solicitation or Directed Selling Efforts. ........................................20  4.31  Securities Law Exemptions. .............................................................................20

iii WEIL:\97324005\1\99910.5702 4.32  [Reserved]. ........................................................................................................20  4.33  Margin Rules. ..................................................................................................20  4.34  Cybersecurity. ....................................................................................................20  SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER  5.1  Organization and Good Standing.. ....................................................................21  5.2  Due Authorization. ............................................................................................21  5.3  Agreement. .......................................................................................................21  5.4  No Consents Required. ......................................................................................21  5.5  Securities Representations. . ............................................................................21  SECTION 6. RESALES OF NOTES  6.1  Assistance in Private Resale of Notes. ..............................................................22  6.2  Indemnification with Respect to Marketed Sale of Notes. .................................23  SECTION 7. EXPENSES, INDEMNIFICATION AND CONTRIBUTION  7.1  Expenses. .........................................................................................................25  7.2  Indemnification. ...............................................................................................26  7.3  Waiver of Punitive Damages. ..........................................................................27  7.4  Survival. ...........................................................................................................27  SECTION 8. MISCELLANEOUS  8.1  Notices. ............................................................................................................28  8.2  Benefit of Agreement and Assignments. ............................................................29  8.3  No Waiver; Remedies Cumulative. ....................................................................29  8.4  Amendments, Waivers and Consents. ...............................................................29  8.5  Counterparts. ...................................................................................................29  8.6  [Reserved]. ........................................................................................................30  8.7  Headings. ...........................................................................................................30  8.8  Survival of Indemnities. .....................................................................................30  8.9  Governing Law; Submission to Jurisdiction; Venue. ........................................30  8.10  Severability. .......................................................................................................31  8.11  Entirety. .............................................................................................................31  8.12  Survival of Representations and Warranties. ...................................................31

8.13 Construction. 31
8.14 Incorporation. 31
8.15 No Personal Obligations. 31
8.16 Currency.. 31

iv

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v WEIL:\97324005\1\99910.5702 EXHIBITS: Exhibit A – Form of Warrant Exhibit B – Form of Indenture SCHEDULES: Schedule 4.4 – Capitalization Schedule 4.12 – Legal Proceedings

WEIL:\97324005\1\99910.5702 MASTER NOTE PURCHASE AGREEMENT MASTER NOTE PURCHASE AGREEMENT, dated as of December 27, 2019 (this “Agreement”), among WeWork Companies LLC, a limited liability company incorporated under the laws of Delaware (the “Company”), WeWork CO Inc., a Delaware corporation (the “Co- Obligor”), and StarBright WW LP, a Cayman Islands exempted limited partnership (the “Purchaser”), acting by its general partner StarBright Limited, a Cayman Islands exempted company. RECITALS WHEREAS, pursuant to that certain Master Transaction Agreement (as it may be amended or superseded from time to time, the “MTA”), dated as of October 22, 2019, by and among The We Company, a Delaware corporation (“Holdings”), SoftBank Group Corp., a corporation incorporated under the laws of Japan (kabushiki kaisha) (“SBG”), SoftBank Vision Fund (AIV M1) L.P., a limited partnership organized under the laws of Delaware, Adam Neumann and We Holdings LLC, a limited liability company formed under the laws of Delaware, among other things, SBG committed (the “Commitment”) to provide (either by itself or through its Affiliates (as defined therein)) debt financing in an aggregate original principal amount of up to US$ 2,200,000,000 (the “Aggregate Commitment Amount”) to the Company and its Subsidiaries in the form of 5.0% senior unsecured notes due five (5) years from the date of the first drawing hereunder (the “Notes”) on the terms and subject to the conditions of the MTA, including the terms set forth in Exhibit B to the MTA; and WHEREAS, the Company wishes to draw on the Commitment in one or more installments during the Draw Period (as defined below), and accordingly to sell to the Purchaser, and the Purchaser wishes to purchase, from time to time during the period beginning on the date on which the conditions precedent contained in Section SECTION 3 are first satisfied and ending on the second anniversary of such date (the “Draw Period”) and upon the terms and subject to the conditions contained herein, from the Company, Notes up to the Aggregate Commitment Amount. NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. DEFINITIONS 1.1 Definitions. As used herein, the following terms shall have the meanings specified herein (it being understood that defined terms shall include in the singular number the plural and in the plural number the singular): “Actions” has the meaning set forth in Section 4.12. “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person and shall include any general partner or managing member of such Person or any venture capital fund,

2 WEIL:\97324005\1\99910.5702 investment fund or account now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment adviser with, or is otherwise affiliated with, such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person possesses, directly or indirectly, the power to direct, or cause the direction of, the management or policies of such other Person, whether through the ownership of voting securities, by contract or otherwise. “Aggregate Commitment Amount” has the meaning set forth in the Recitals. “Agreement” has the meaning set forth in the Preamble. “Anti-Money Laundering Laws” has the meaning set forth in Section 4.24. “Authorized Officer” means the Chairman of the Board, the President, the Chief Financial Officer, the Treasurer, the Secretary, the Assistant Secretary or any other senior officer of the Company designated as such in writing to the Purchaser by the Company. “Board of Directors” means: (1) with respect to a corporation, the Board of Directors of the corporation or any duly authorized committee of the Board of Directors; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; (3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or Board of Directors or any duly authorized committee of the Board of Directors, as the case may be; and (4) with respect to any other Person, the board or committee of such Person serving a similar function. “Business Day” means any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions are authorized or required by law to be closed in New York City or Tokyo, Japan. “Capital Stock” of any Person means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership, membership interests (whether general or limited) or shares in the capital of a company; and (d) any other interest or participation that confers on a Person the right to receive a share of profits and losses of, or distribution of assets of, the issuing Person; provided that Capital Stock shall not include any debt securities that are convertible into or exchangeable for any combination of Capital Stock and/or cash. “Change in Tax Law” means any change in, or amendment to, the laws or treaties (including any regulations or official rulings promulgated thereunder) of a Relevant Tax Jurisdiction, or a change in any official position of a Relevant Tax Jurisdiction regarding the interpretation, administration or application of those laws, treaties, regulations or official rulings (including a change resulting from a final, nonappealable holding, judgment or order by a court of competent jurisdiction), in each case that both (i) becomes effective and binding on the Company and is announced after the date hereof (or, if the applicable Relevant Tax Jurisdiction became a Relevant Tax Jurisdiction on a date after the date hereof, such later date) and (ii) relates to the taxation of payment on the Notes made or treated as made to a beneficial holder resident, for tax purposes, in Japan.

3 WEIL:\97324005\1\99910.5702 “Closing” has the meaning set forth in Section 2.4(a). “Closing Date” has the meaning set forth in Section 2.4(a). “Code” has the meaning set forth in Section 4.20. “Company” has the meaning set forth in the Preamble. “Compliant” means, with respect to any Offering Memorandum, that (i) such Offering Memorandum does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made, (ii) such Offering Memorandum complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of non-convertible high- yield debt securities on Form S-1 (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities), (iii) the financial statements and other financial information included in such Offering Memorandum would not be deemed stale or otherwise be unusable under customary practices for offerings and private placements of high yield debt securities under Rule 144A promulgated under the Securities Act and are sufficient to permit the Company and its Subsidiaries’ applicable independent accountants to issue comfort letters to the financing sources providing the debt financing, including as to customary negative assurances and change period, in order to consummate any offering of debt securities on any day during the Marketing Period and (iv) any interim quarterly financial statements included in the Offering Memorandum have been reviewed by the Company’s independent auditors as provided by AICPA AU-C Section 930. “Commitment” has the meaning set forth in the Recitals. “Controlled Group” has the meaning set forth in Section 4.20. “Draw Amount” has the meaning set forth in Section 2.3(a). “Draw Notice” has the meaning set forth in Section 2.3(a). “Draw Period” has the meaning set forth in the Recitals. “DTC” has the meaning set forth in Section 2.4(b). “Enforceability Exceptions” has the meaning set forth in Section 4.6. “Environmental Laws” has the meaning set forth in Section 4.19. “ERISA” has the meaning set forth in Section 4.20. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

4 WEIL:\97324005\1\99910.5702 “Existing Unsecured Notes Indenture” means the Indenture, dated as of April 30, 2018, among the Company, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as trustee, as it may be amended, supplemented, restated or otherwise modified from time to time. “Financing Documents” means, collectively, this Agreement, the Indenture, including the Guarantees, the Notes and all certificates, instruments, financial and other statements and other documents made or delivered in connection herewith and therewith. “GAAP” has the meaning set forth in Section 4.1. “Governmental Authority” means any federal, regional, state, municipal, local, foreign, multinational or supranational government or quasi-governmental authority, or any subdivision, department, bureau, administrative agency, board, commission, court, instrumentality or other authority thereof. “Guarantors” means each Subsidiary of the Company that is a guarantor under the Existing Unsecured Notes Indenture and any Subsidiary of the Company that will provide a Guarantee pursuant to the Indenture. If a Guarantee of a Subsidiary is released pursuant the Indenture, such Subsidiary shall be deemed to no longer be a party hereto effective on the date of such release and so long as such Subsidiary is not a Guarantor. “Guarantees” mean the guarantees of the Notes issued pursuant to the Indenture. “Holdings” has the meaning set forth in the Recitals. “Indemnitees” has the meaning set forth in Section 7.2. “Indenture” means the indenture, to be dated as of the first Closing Date hereunder or the date of the closing of the first Syndicated Private Placement Offering hereunder, by and among the Company, the Guarantors and the Trustee, substantially in the form attached hereto as Exhibit B, as it may be amended, supplemented, restated or otherwise modified from time to time. “Institutional Accredited Investor” means any Person that is an “institutional accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D. “Intellectual Property” has the meaning set forth in Section 4.14. “Investment Company Act” means the Investment Company Act of 1940 (or any successor provision), as it may be amended from time to time. “IT Systems and Data” has the meaning set forth in Section 4.34. “LC Facility” means the letter of credit facility established under the Credit Agreement, dated as of December 27, 2019, by and among the Company and SBG, as obligors, the several issuing creditors and L/C participants from time to time party thereto and Goldman Sachs International Bank, as administrative agent.

5 WEIL:\97324005\1\99910.5702 “Losses” has the meaning set forth in Section 6.2(a). “Marketing Period” has the meaning set forth in Section 3.16. “Material Adverse Effect” has the meaning set forth in Section 4.2. “MTA” has the meaning set forth in the Recitals. “Net Liquidity Amount” has the meaning set forth in Section 2.3(a). “Notes” has the meaning set forth in the Recitals. “Offering Memorandum” means an offering memorandum for the Notes in customary form for offering memoranda or private placement memoranda used in a Syndicated Private Placement Offering of private for life non-convertible debt securities and containing all information (other than a “description of notes,” “plan of distribution” and other information customarily provided by the underwriter or initial purchasers or their counsel, unless such information or sections have been so provided in a form agreed by the Company), including any audited and unaudited financial statements, pro forma and/or as adjusted financial statements or information, as applicable, and other financial data, in each case, of the type and form that are customarily included in an offering memorandum for such a Syndicated Private Placement Offering, and that would be necessary for the investment banks referenced in the offering memorandum to receive, in the case of a Syndicated Private Placement Offering under Rule 144A, “comfort” customary for senior high yield debt securities (including customary “negative assurance” comfort) from independent accountants of the Company in connection with the offering of the Notes. “Patriot Act” means the PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (or any successor provision), as it may be amended from time to time. “Person” means any natural person, corporation, limited liability company, professional association, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any Governmental Authority. “Plan” has the meaning set forth in Section 4.20. “Private Resale Offering” has the meaning set forth in Section 6.1(a). “Purchase Price” has the meaning set forth in Section 2.2. “Purchaser” has the meaning set forth in the preamble. “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Regulation D” means Regulation D under the Securities Act (or any successor provision), as it may be amended from time to time.

6 WEIL:\97324005\1\99910.5702 “Regulation S” means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time. “Relevant Tax Jurisdiction” means (i) the United States of America, any political subdivision thereof, or any authority or agency therein having the power to tax or (ii) any other jurisdiction from which the Company makes payment on the Notes or in which the Company is organized or generally is or becomes subject to taxation. “Remaining Commitment” means the Aggregate Commitment Amount less the aggregate principal amount of Notes issued (i) at prior Closings under this Agreement and (ii) from Syndicated Private Placement Offerings. “Resale OM Notice” has the meaning set forth in Section 6.1(b). “Responsible Officer” of any Person means the chairman, the chief executive officer, the president, the chief operating officer, the chief financial officer, the chief accounting officer or the treasurer thereof. “Rule 144A” means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time. “Sanctioned Country” has the meaning set forth in Section 4.25. “Sanctions” has the meaning set forth in Section 4.25. “Sarbanes Oxley” has the meaning set forth in Section 4.21. “SBG” has the meaning set forth in the Preamble. “SEC” means the Securities and Exchange Commission. “Securities Act” means the Securities Act of 1933, as amended. “Solvent” when used with respect to any Person, means that, as of any date of determination, (i) the sum of the debt (including contingent liabilities) of such Person and its Subsidiaries, taken as a whole, does not exceed the fair value of the assets (on a going concern basis) of such Person and its Subsidiaries, taken as a whole, (ii) the present fair saleable value of the assets (on a going concern basis) of such Person and its Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities of such Person and its Subsidiaries, taken as a whole, on their debts as they become absolute and matured in the ordinary course of business; (iii) the capital of such Person and its Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of such Person and its Subsidiaries, taken as a whole, contemplated as of the date hereof; and (iv) such Person and its Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debt as they mature in the ordinary course of business. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable,

7 WEIL:\97324005\1\99910.5702 secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured. “Subsidiary” of any Person means (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more other Subsidiaries of that Person (or any combination thereof); and (2) any partnership, limited liability company or similar entity (a) the sole general partner, the managing general partner or the sole managing member of which is such Person or a Subsidiary of such Person or (b) the only general partners or managing members of which are that Person or one or more Subsidiaries of that Person (or any combination thereof). “Suspension Period” has the meaning set forth in Section 6.1(c). “Syndicated Private Placement Offering” has the meaning set forth in Section 2.3(b). “Syndication Notice” has the meaning set forth in Section 2.3(b). “Trustee” means the party named as such in the Indenture until a successor replaces it and, thereafter means the successor. “Warrant” mean warrant to purchase 129,887,919 shares of capital stock of the Company issued to SBG or an Affiliate thereof pursuant to a warrant, substantially in the form attached hereto as Exhibit A, in connection with the execution of this Agreement and the LC Facility. 1.2 Computation of Time Periods. For purposes of computation of periods of time under the Financing Documents, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” 1.3 Terms Generally. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, and (c) the words “including” and “includes” shall mean “including without limitation” and “includes without limitation”, as applicable. 1.4 Accounting Terms. Accounting terms used but not otherwise defined herein shall have the meanings provided, and be construed in accordance with, GAAP. SECTION 2. THE NOTES

8 WEIL:\97324005\1\99910.5702 2.1 Authorization of Issue. On or prior to the applicable Closing Date, the Company will authorize the issuance and sale of the Notes to be issued and sold on such Closing Date. The Notes shall be substantially in the form specified in the Indenture. 2.2 Sale and Purchase of the Notes. Subject to the terms and conditions herein set forth, including the delivery of one or more Draw Notices, the Company may issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, from time to time during the Draw Period, at a purchase price of 100% of the principal amount thereof (the “Purchase Price”), Notes up to the Aggregate Commitment Amount. 2.3 Draw Procedures. (a) The Company shall provide written notice (each such notice, a “Draw Notice”) to the Purchaser of its request to draw on the Commitment, and accordingly to sell Notes to the Purchaser. The Draw Notice shall specify the principal amount of Notes requested to be sold by the Company and purchased by the Purchaser(which amount shall be at least $200.0 million and integral multiples of $1.0 million in excess thereof (or, if less, the Remaining Commitment) and no greater than the then Remaining Commitment, such amount of Notes the “Draw Amount”) and the requested issuance date for such Notes. The Draw Notice shall also set forth the amount of cash and cash equivalents on the balance sheet of Holdings calculated in accordance with GAAP as of the most recent month-end for which internal financial statements are available less the principal amount of letters of credit drawn and unreimbursed under the LC Facility as of the date of the Draw Notice (the “Net Liquidity Amount”). Unless otherwise agreed in writing by the Purchaser, the Company shall only be entitled to deliver a Draw Notice if at the time of delivery of the Draw Notice the Net Liquidity Amount is, or prior to the applicable Closing is reasonably expected to be, less than $1.0 billion. The principal amount of the Notes specified in any Draw Notice shall be no less than $200.0 million and, if greater than $200.0 million, no greater than an amount sufficient to cause, or reasonably be expected to cause, the Net Liquidity Amount to equal $1.0 billion on a pro forma basis after giving effect to the receipt of proceeds from the issuance of the applicable Notes. Unless otherwise agreed in writing by the Purchaser, the Company shall only be entitled to deliver one Draw Notice during any four (4)-month period. Notwithstanding anything herein to the contrary, prior to April 1, 2020 the Purchaser shall only be obligated to purchase up to $300.0 million aggregate principal amount of Notes from the Company. (b) The Purchaser may deliver a notice (a “Syndication Notice”) to the Company within thirty (30) days of receipt of the Draw Notice notifying the Company that the Purchaser intends to engage an investment bank or investment banks to offer and sell the Notes in the amount of the Draw Amount or any portion thereof to third-party investors pursuant to Rule 144A, Rule 4(a)(2) or Regulation D (a “Syndicated Private Placement Offering”). In the event that the Purchaser delivers a Syndication Notice, the marketing period requirements set forth in Section 3.16 shall be required to be satisfied prior to the Purchaser being obligated to purchase Notes in the amount of the Draw Amount. The Purchaser’s obligations pursuant to this Agreement to purchase Notes with respect to any Draw Notice will be satisfied upon receipt by the Company of proceeds equal to 100% of the principal amount of Notes specified in such Draw Notice, even if all or a portion of such proceeds have been received from third-parties in a Syndicated Private Placement Offering.

9 WEIL:\97324005\1\99910.5702 2.4 Closing. (a) Subject to the terms and conditions set forth herein, the sale to and purchase by the Purchaser of any Notes with respect to a Draw Notice shall (unless alternative arrangements have been agreed in connection with a Syndicated Private Placement Offering) occur at a closing (each a “Closing”) on a Business Day to be agreed upon by the Company and the Purchaser (each a “Closing Date”) which shall be no later than five (5) Business Days after the date on which all conditions precedent to such Closing contained in Section 3 have been satisfied or waived by the Purchaser (other than conditions that by their terms can only be satisfied on the Closing Date). In the event the Company has entered into a purchase or placement agreement in connection with a Syndicated Private Placement Offering, the sale of Notes thereunder will be subject to any additional conditions set forth therein. (b) The Notes to be purchased by the Purchaser will be represented by one or more definitive global Notes in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. At each Closing, the Company will deliver the applicable Notes to the Purchaser, by causing DTC to credit such Notes to the account of the Purchaser, against payment by the Purchaser, of the applicable Purchase Price therefor, by wire transfer of immediately available funds to such bank account or accounts as the Company may specify in writing at least five Business Days prior to each Closing Date. The certificates for the Notes purchased pursuant to this Agreement shall be in such denominations and registered in the name of Cede & Co., as nominee of DTC, and if requested by the Purchaser, shall be made available for inspection by the Purchaser on the Business Day preceding the applicable Closing Date. (c) If, at any Closing, the Company shall fail to deliver the applicable Notes to the Purchaser, or any of the conditions specified in Section 3 shall not have been fulfilled or waived, then the Purchaser shall be relieved from its obligations to purchase the Notes to be purchased by the Purchaser under the applicable Draw Notice, without thereby waiving any rights (if any) the Purchaser may have by reason of such failure or such non-fulfillment. SECTION 3. CONDITIONS TO CLOSING The Purchaser’s obligation to purchase and pay for the Notes to be purchased by it at a Closing is subject to the satisfaction or waiver by it prior to or at such Closing of each of the conditions specified below in this Section 3 (the condition contained in Section 3.16 shall only be required to be satisfied or waived to the extent that the Purchaser has timely delivered a Syndication Notice with respect to a Draw Notice): 3.1 Representations and Warranties. The representations and warranties of the Company and the Co -Obligor set forth in Section 4 shall be true and correct in all material respects on and as of the date of the Closing Date; provided that, in each case, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, in each case, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or

10 WEIL:\97324005\1\99910.5702 similar language shall be true and correct in all respects on such date of the Closing Date or on such earlier date, as the case may be. 3.2 Performance. The Company shall have performed and complied in all material respects with all agreements and covenants contained herein required to be performed or complied with by it prior to or at such Closing Date (or such compliance shall have been waived on terms and conditions reasonably satisfactory to the Purchaser). 3.3 Compliance Certificates. The Company and the Co-Obligor shall have delivered to the Purchaser closing certificates, dated as of the Closing Date, certifying, among other things, as to (i) its certificate of incorporation (or, if a limited liability company or limited partnership, certificate of formation) and by-laws (or, if a limited liability company, limited liability company agreement or limited partnership, agreement of limited partnership), as the case may be, (ii) the incumbency and signatures of its applicable officers, (iii) other corporate, limited liability company or limited partnership, as the case may be, proceedings (including board and/or stockholder, member or general partner resolutions) relating to the authorization, execution and delivery of the Indenture, the Notes and any Guarantees and (iv) that the conditions specified in this Section 3 have been fulfilled or expressly waived. 3.4 Opinions of Counsel. Subject to the receipt of necessary and customary documentation and certification, at the Closing, the Purchaser shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company (or such other counsel reasonably acceptable to the Purchaser), dated the Closing Date, covering such matters as would be customarily included in an opinion to an initial purchaser in a private placement of securities of similar type as the Notes in form and substance reasonably satisfactory to the Purchaser. 3.5 No Material Adverse Change. Subsequent to the execution and delivery of the MTA, no change, event, development or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect, other than such changes, events, development or conditions that have been disclosed in writing to the Purchaser or its Affiliates prior to the date hereof. 3.6 No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Notes by the Company or the issuance of the Guarantees by the Guarantors; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Notes by the Company or the issuance of the Guarantees. 3.7 No Default. Before and after giving effect to the issuance of the Notes, there is no default or event of default that exists (or would have been resulted therefrom) under the Existing Unsecured Notes Indenture or, if the Indenture has been entered into prior to the Closing Date, the Indenture. 3.8 Good Standing. The Purchaser has received reasonably satisfactory evidence of the good standing of the Company and the Co-Obligor, in their respective jurisdictions of organization,

11 WEIL:\97324005\1\99910.5702 and their good standing in such other material jurisdictions as the Purchaser may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions. 3.9 DTC. The Note shall be eligible for clearance and settlement through DTC. 3.10 Indenture and Securities. The Indenture shall have been duly executed and delivered by a duly authorized officer of the Company, the Co-Obligor, each Guarantor and the Trustee, and the Notes shall have been duly executed and delivered by a duly authorized officer of the Company and duly authenticated by the Trustee. 3.11 LC Facility Documentation. The Company, the Guarantors and SBG or an Affiliate of SBG shall have entered into the credit agreement governing the LC Facility. 3.12 Issuance of Warrants. The Warrants shall have been issued to the Purchaser or an Affiliate thereof. The Company shall issue the Warrants promptly upon execution of this Agreement. 3.13 [Reserved.] 3.14 [Reserved.] 3.15 Payment of Expenses. At the Closing, the Purchaser shall have received from the Company all reasonable out-of-pocket expenses that have been invoiced no later than two (2) days prior to the date of the Closing (including the reasonable fees, charges and disbursements of one counsel and, if necessary, of one local counsel in each relevant material jurisdiction to the Purchaser, incurred in connection with each Closing). 3.16 Marketing Period. The Purchaser and any investment banks engaged by the Purchaser in connection with a Syndicated Private Placement Offering shall have been afforded a period of at least 25 Business Days commencing upon receipt of an Offering Memorandum to place the Notes with qualified investors (the “Marketing Period”); provided that the Marketing Period shall not commence or be deemed to have commenced if after the date of this Agreement and prior to the completion such 25 Business Day period (A) the Company has publicly announced its intention to, or determines that it must, restate any historical financial statements or other financial information to be included in the Offering Memorandum or any such restatement is under active consideration, in which case, the Marketing Period shall not commence or be deemed to commence unless and until such restatement has been completed and the applicable historical financial statements or other financial information has been amended and updated or the Company has publicly announced or informed the Purchaser that it has concluded that no restatement shall be required, (B) the Company’s independent auditors shall have withdrawn their audit opinion with respect to any financial statements to be included in the Offering Memorandum for which they have provided an opinion, in which case the Marketing Period shall not commence or be deemed to commence unless and until a new audit opinion is issued with respect to such financial statements for the applicable periods by the independent accountants or another independent public accounting firm reasonably acceptable to the Purchaser, or (C) the Offering Memorandum would not be Compliant at any time during the 25 Business Day period, in which case the Marketing Period shall not commence or be deemed to

12 WEIL:\97324005\1\99910.5702 commence unless and until the Offering Memorandum is updated or supplemented so that it is Compliant (it being understood that if any Offering Memorandum provided at the commencement of the Marketing Period ceases to be Compliant during such 25 Business Day period, then the Marketing Period shall be deemed not to have commenced). 3.17 Financial Statements. The Purchaser shall have received all financial statements and other information that have been delivered following the date hereof to holders of the Notes pursuant to the Indenture (if the Indenture has been entered into prior to the Closing Date) and Section 4.06 of the Existing Unsecured Notes Indenture within the time periods prescribed therein. SECTION 4. REPRESENTATIONS AND WARRANTIES The Company and the Co-Obligor jointly and severally represent and warrant to the Purchaser as of the date of this Agreement that: 4.1 Financial Statements. The consolidated financial statements and the related notes thereto of Holdings and its consolidated Subsidiaries delivered to the Purchaser pursuant to Section 3.17 hereof present fairly in all material respects the financial position of Holdings and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in with generally accepted accounting principles in the United States (“GAAP”). 4.2 Organization and Good Standing. The Company, the Co-Obligor and each of the Guarantors have been duly organized and are validly existing and in good standing (or, if applicable, the equivalent in the applicable jurisdiction) under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing (or, if applicable, the equivalent in the applicable jurisdiction) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are currently engaged, except where the failure to be so qualified, in good standing or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its Subsidiaries taken as a whole or on the performance by the Company and the Guarantors of their obligations under this Agreement, the Notes and the Guarantees (a “Material Adverse Effect”). 4.3 No Material Adverse Change. Since the date of the MTA and prior to the Closing Date, there has been no event, development or circumstance, either individually or in the aggregate, that has had, or would be reasonably expected to have, a Material Adverse Effect, other than such events, developments or circumstances that have been disclosed in writing to the Purchaser or its Affiliates prior to the date hereof. 4.4 Capitalization. The Company had the capitalization as of November 15, 2019 as set forth in Schedule 4.4 hereto; and all the outstanding shares of capital stock or other equity interests of each Guarantor have been duly authorized and validly issued, are fully paid and non-assessable

13 WEIL:\97324005\1\99910.5702 (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party other than Permitted Liens (as defined in the Indenture). 4.5 Due Authorization. The Company and the Co-Obligor have and, as of the first Closing Date, each of the Guarantors will have, full right, power and authority to execute and deliver this Agreement and each other Financing Document, to the extent a party hereto or thereto, and to perform their respective obligations hereunder and thereunder; and all action required to be taken by them for the due and proper authorization, execution and delivery of each of the Financing Documents, to the extent a party thereto, and the consummation by them of the transactions contemplated thereby has been or will be duly and validly taken on or prior to the applicable Closing Date. 4.6 The Indenture. The Indenture has been duly authorized by the Company and the Co- Obligor and, as of the first Closing Date, will be duly authorized by each of the Guarantors, and on the first Closing Date hereunder will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the other parties thereto, will constitute a valid and legally binding agreement of the Company, the Co-Obligor and each of the Guarantors enforceable against the Company, the Co- Obligor and each of the Guarantors in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference and other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”). 4.7 The Notes and the Guarantees. The Notes have been duly authorized by the Company and the Co-Obligor and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company and the Co-Obligor enforceable against the Company and the Co-Obligor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and, as of the first Closing Date, the Guarantees will have been duly authorized by each of the Guarantors and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture. 4.8 Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Co-Obligor and, when duly executed and delivered by the Purchaser, will constitute a valid and legally binding agreement of the Company and the Co-Obligor in accordance with its terms, subject to the Enforceability Exceptions. 4.9 No Violation or Default. None of the Company, the Co-Obligor or any of the Guarantors is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the

14 WEIL:\97324005\1\99910.5702 Company or the Guarantors is a party or by which the Company or the Guarantors is bound or to which any property or asset of the Company or the Guarantors is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.10 No Conflicts. The execution, delivery and performance by the Company, the Co-Obligor and each of the Guarantors of each of the Financing Documents to which each is a party, the issuance and sale of the Notes and the issuance of the Guarantees and compliance by the Company, the Co-Obligor and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Financing Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, result in the termination, modification or acceleration of, or result in the creation or imposition of any lien, charge or encumbrance upon any property, right or asset of the Company, the Co-Obligor or any Guarantor pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, the Co-Obligor or any Guarantor is a party or by which the Company, the Co-Obligor or any Guarantor is bound or to which any property, right or asset of the Company, the Co-Obligor or any Guarantor is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company, the Co-Obligor or any Guarantor or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.11 No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company, the Co-Obligor and each of the Guarantors of each of the Financing Documents to which it is a party, the issuance and sale of the Notes and the issuance of the Guarantees and compliance by the Company, the Co-Obligor and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Financing Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase of the Notes by the Purchaser. 4.12 Legal Proceedings. Other than as set forth in Schedule 4.12 hereto, there are no legal, governmental or regulatory investigations, actions, demands, claims, suits, arbitrations, inquiries or proceedings (“Actions”) pending to which the Company or any of its Subsidiaries is a party or to which any property of the Company or any of its Subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect; and no such Actions are threatened or, to the knowledge of the Company, the Co-Obligor and each of the Guarantors, contemplated by

15 WEIL:\97324005\1\99910.5702 any governmental or regulatory authority or threatened by others that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 4.13 Title to Real and Personal Property. The Company and its Subsidiaries have good and marketable title, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the businesses of the Company and its Subsidiaries, taken as a whole (other than with respect to Intellectual Property, title of which is addressed exclusively in Section 4.14), in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries, taken as a whole, (ii) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or (iii) that constitute Permitted Liens (as defined in the Indenture). 4.14 Intellectual Property. (i) To their knowledge with respect to third party patents, the Company and its Subsidiaries own, have the right to use or can obtain on reasonable terms the right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, domain names and other source indicators, copyrights and copyrightable works, know-how, trade secrets, systems, procedures, proprietary or confidential information and all other worldwide intellectual property, industrial property and proprietary rights (collectively, “Intellectual Property”) used in the conduct of their respective businesses, except where the failure to own, have the right use or ability to obtain such rights would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes or misappropriates any Intellectual Property of any Person, except where the conflict would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) the Company and its Subsidiaries have not received any written notice of any claim relating to Intellectual Property that would reasonably be expected to have a Material Adverse Effect; and (iv) to the knowledge of the Company and any Guarantor, the Intellectual Property of the Company and its Subsidiaries is not being infringed, misappropriated or otherwise violated by any Person, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.15 Investment Company Act. Neither the Company nor any of the Guarantors is, and after giving effect to the offering and sale of the Notes and the application of the proceeds thereof, none of them will be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act. 4.16 Taxes. The Company and its Subsidiaries have paid all federal, state, local and foreign taxes due and payable by the Company or its Subsidiaries, other than any such taxes (i) not overdue by more than thirty (30) days, or (ii) being contested in good faith and for which the Company has established adequate reserves in accordance with GAAP, and filed all tax returns required to be filed, except where the failure to so pay such taxes or file such tax returns would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.17 Licenses and Permits. The Company and its Subsidiaries possess all licenses, sub- licenses, certificates, permits and other authorizations issued by, and have made all declarations

16 WEIL:\97324005\1\99910.5702 and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses (as currently being conducted), except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such license, sub-license, certificate, permit or authorization or has any reason to believe that any such license, sub-license, certificate, permit or authorization will not be renewed in the ordinary course, other than any revocation or modification or non-renewal that would not, individually or in the aggregate, reasonably be expected to have Material Adverse Effect. 4.18 No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, the Co-Obligor and each of the Guarantors, is contemplated or threatened, except in each case as would not reasonably be expected to have a Material Adverse Effect. 4.19 Certain Environmental Matters. (i) The Company and its Subsidiaries (x) are in compliance with all applicable federal, state, local and foreign laws (including common law), rules, regulations, requirements, decisions, judgments, decrees, orders and other legally enforceable requirements relating to pollution or the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability or obligation under or relating to, or any actual or potential violation of, any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, , (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its Subsidiaries and (iii) the Company has not received notice of any administrative or judicial proceeding that is pending, or that is known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party, except in the case of each of (i), (ii) and (iii) above, for any such matter as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.20 Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is subject to ERISA, for which the Company would have any liability, whether directly or through any member of its “Controlled Group” (defined as any entity, whether or not incorporated, that is under common control with the Company within the meaning of Section 4001(a)(14) of ERISA or any entity that would be regarded as a single employer with the Company under Section 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended (the “Code”)) (each, a “Plan”) has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan, excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no Plan has failed (whether or not waived), or

17 WEIL:\97324005\1\99910.5702 is reasonably expected to fail, to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan; (iv) no Plan is, or is reasonably expected to be, in “at risk status” (within the meaning of Section 303(i) of ERISA), and no Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA is in “endangered status” or “critical status” (within the meaning of Sections 304 and 305 of ERISA); (v) the fair market value of the assets of each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan); (vi) no “reportable event” (within the meaning of Section 4043(c) of ERISA and the regulations promulgated thereunder) has occurred or is reasonably expected to occur; (vii) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; (viii) neither the Company nor any member of the Controlled Group has incurred, nor does the Company reasonably expect any such party to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guarantee Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA); and (ix) none of the following events has occurred or is reasonably likely to occur: (A) a material increase in the aggregate amount of contributions required to be made to all Plans subject to Title IV of ERISA by the Company and its Controlled Group affiliates in the current fiscal year of the Company and its Controlled Group affiliates compared to the amount of such contributions made in the Company’s and its Controlled Group affiliates’ most recently completed fiscal year; or (B) a material increase in the Company and its Subsidiaries’ “accumulated post-retirement benefit obligations” (within the meaning of Accounting Standards Codification Topic 715-60) compared to the amount of such obligations in the Company and its Subsidiaries’ most recently completed fiscal year, except in each case with respect to the events or conditions set forth in (i) through (ix) hereof, as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 4.21 Accounting Controls. The Company and its Subsidiaries, taken as a whole, maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that have been designed to comply with the requirements of the Exchange Act applicable to the Company and have been designed by, or under the supervision of, the principal executive and principal financial officer, or persons performing similar functions, provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There are no material weaknesses in the Company’s internal controls over financial reporting. It is understood that the Company is not required to comply with the

18 WEIL:\97324005\1\99910.5702 Sarbanes Oxley Act of 2002 (“Sarbanes Oxley”) and the Company is not representing in this subsection that it is in compliance with Section 404 or any other provision of Sarbanes Oxley. 4.22 Insurance. The Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are, in the Company’s reasonable judgment, adequate to protect the Company and its Subsidiaries and their respective businesses; and neither the Company nor any of its Subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. 4.23 No Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company and each of the Guarantors, any director, officer or employee of the Company or any of its Subsidiaries or any agent, Affiliate or other Person associated with or acting on behalf of the Company or any of its Subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any Person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti- corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its Subsidiaries have instituted and maintain, and will continue to maintain, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti- corruption laws applicable to the Company or any of its subsidiaries. 4.24 Compliance with Anti-Money Laundering Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Organised and Serious Crime Ordinance (Chapter 455 of the Laws of Hong Kong) and Anti-Money Laundering and Counter-Terrorist Financing (Financial Institutions) Ordinance (Chapter 615 of the Laws of Hong Kong), and the applicable money laundering statutes of all other jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the

19 WEIL:\97324005\1\99910.5702 Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company or any of the Guarantors, threatened. 4.25 No Conflicts with Sanctions Laws. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any Guarantor, any of its directors, officers or employees, or any agent, affiliate or other person acting on behalf of the Company or any of its Subsidiaries, is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company, any of its Subsidiaries or any of the Guarantors located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, initial purchaser, advisor, investor or otherwise) of Sanctions. For the past five (5) years, the Company and its Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country, each to the extent in violation of applicable Sanctions. 4.26 Solvency. On and immediately after each Closing Date, the Company, the Co-Obligor and the Guarantors (taken as a whole) will be Solvent. 4.27 No Restrictions on Subsidiaries. No Subsidiary of the Company is currently subject to any material prohibition, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s properties or assets to the Company or any other Subsidiary of the Company, except for (a) any such prohibition or restriction contained in the credit agreement governing the LC Facility or the Existing Unsecured Notes Indenture, (b) any restrictions contained in the shareholders’ agreements entered into with investors in WeWork Asia Holding Company B.V., WeWork Greater China Holding Company B.V. and WeWork Japan GK, respectively, or (c) any such prohibition or restriction that will be permitted by the Indenture. 4.28 No Broker’s Fees. Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any Person (other than this Agreement) that would

20 WEIL:\97324005\1\99910.5702 give rise to a valid claim against any of them or the Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes. 4.29 No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Notes in a manner that would require registration of the Notes under the Securities Act. 4.30 No General Solicitation or Directed Selling Efforts. None of the Company or any of its Affiliates or any other Person acting on its or their behalf (other than any investment bank engaged pursuant to a Private Resale Offering or a Syndicated Private Placement Offering, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S, and all such Persons have complied with the offering restrictions requirement of Regulation S. 4.31 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 5 and its compliance with its agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Purchaser, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended. 4.32 [Reserved]. 4.33 Margin Rules. Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. 4.34 Cybersecurity. (i)(x) To the knowledge of the Company and the Guarantors, there has been no security breach or other compromise of or relating to any of the Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (y) the Company and its Subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except as would not, in the case of this clause (i) reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; (ii) the Company and its Subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iii) the Company and its Subsidiaries have used

21 WEIL:\97324005\1\99910.5702 reasonable best efforts to implement backup and disaster recovery technology consistent with industry standards and practices in all material respects. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER The Purchaser represents and warrants to the Company and the Co-Obligor as of the date of this Agreement that: 5.1 Organization and Good Standing. The Purchaser is duly formed, existing and in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its formation, and has all requisite power and authority to enter into this Agreement and the other Financing Documents, to the extent a party thereto, and to perform its obligations hereunder and thereunder. 5.2 Due Authorization. The Purchaser has full right, power and authority to execute and deliver this Agreement and each other Financing Document, to the extent a party thereto, and to perform its obligations hereunder and thereunder; and all action required to be taken by the Purchaser for the due and proper authorization, execution and delivery of each of the Financing Documents, to the extent a party thereto, and the consummation by it of the transactions contemplated thereby has been or will be duly and validly taken on or prior to the applicable Closing Date. 5.3 Agreement. This Agreement has been duly authorized, executed and delivered by the Purchaser, when duly executed and delivered by the Company and the Co-Obligor, will constitute a valid and legally binding agreement of the Purchaser in accordance with its terms, subject to the Enforceability Exceptions. 5.4 No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Purchaser of each of the Financing Documents to which it is a party and the consummation of the transactions contemplated by the Financing Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase of the Notes by the Purchaser. 5.5 Securities Representations. The Purchaser represents and warrants to, and agrees with, the Company as of the date hereof that the Purchaser is (A) a Qualified Institutional Buyer or an Institutional Accredited Investor and has such knowledge, skill, sophistication and experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Notes and (B) is acquiring the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more Accredited Investors and not with a view to the distribution thereof in violation of law, provided that the disposition of the Purchaser’s property shall all at all times be within the Purchaser’s control. The Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from

22 WEIL:\97324005\1\99910.5702 registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. The Purchaser further represents and warrants that the Purchaser (i) will not sell, transfer or otherwise dispose of the Notes or any interest therein except in a registered transaction or in a transaction exempt from or not subject to the registration requirements of the Securities Act and (ii) was given the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company, the Co-Obligor or the Guarantors possesses or can acquire without unreasonable effort or expense. The Purchaser agrees to the placement of a legend on certificates representing the Notes to that effect. SECTION 6. RESALES OF NOTES The Company will, and will cause each of its Subsidiaries, to perform and comply with all covenants in this Section 6. 6.1 Assistance in Private Resale of Notes. (a) In the event the Purchaser or one of its Affiliates purchases Notes hereunder, other than in a Syndicated Private Placement Offering, the Company and its Subsidiaries shall assist the Purchaser in completing any reasonable and customary sale process undertaken in connection with the private resale of the Notes (a “Private Resale Offering”) or any portion thereof to prospective holders of Notes by taking the actions specified herein, as requested by the Purchaser. (b) In connection with a Private Resale Offering, the Purchaser may by written notice delivered to the Company (a “Resale OM Notice”) require the Company to as soon as practicable, and in any event no later than 30 Business Days after receipt of the Resale OM Notice, prepare and deliver to the Purchaser and any investment banks engaged by the Purchaser an Offering Memorandum providing for the resale by the Purchaser of any Notes then held by it to prospective holders of Notes. The Purchaser shall identify the aggregate principal amount of Notes it intends to resell in the Resale OM Notice. The Purchaser shall not be entitled to deliver a Resale OM Notice more than six times during the term of the Notes. (c) The Company shall be entitled to delay the preparation and delivery of an Offering Memorandum pursuant to Section 6.1(a) for a reasonable period of time not to exceed ninety (90) days in succession or one-hundred eight (180) days in the aggregate in any twelve (12) month period (a “Suspension Period”) if the Board of Directors shall determine in its reasonable judgment that (A) audited or other required financial statements required to be included in the Offering Memorandum are not available, provided that the Company shall use its commercially reasonable efforts to obtain such financial statements as promptly as practicable, or (B) the use of the Offering Memorandum would cause the disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential; provided, however, that any Suspension Period shall terminate at such time as the public disclosure of such information is made.

23 WEIL:\97324005\1\99910.5702 (d) In connection with either a Syndicated Private Placement Offering or a Private Resale Offering, the Company shall provide to the Purchaser all customary cooperation that is reasonably requested by the Purchaser in connection with such Syndicated Private Placement Offering or Private Resale Offering, including, subject to reasonable prior notice, (i) causing the Company’s senior officers to (x) participate in due diligence sessions and a reasonable number of road show and meetings with prospective investors and meetings with rating agencies, (y) directly participate in the preparation of the Offering Memorandum, a customary “road show presentation” that is suitable for use in a customary “high-yield road show” and a rating agencies presentation and (z) deliver customary authorization letters, confirmations and undertakings and due diligence backup materials in connection with the Offering Memorandum and “road show presentation;” (ii) assisting with the preparation of the Offering Memorandum; (iii) executing customary closing certificates as may be required by the investment banks engaged with respect to the Syndicated Private Placement Offering or the Private Resale Offering; (iv) taking such actions as are reasonably requested by the Purchaser to facilitate the satisfaction on a timely basis of all conditions precedent to consummate the Syndicated Private Placement Offering or the Private Resale Offering that are within the Company’s control; (v) taking commercially reasonable efforts to cause its independent auditors to cooperate with the Syndicated Private Placement Offering or the Private Resale Offering, including requesting such auditors to provide, and providing customary representations letter to such auditors for, customary “comfort letters” (including customary “negative assurance” comfort) and assisting with due diligence activities and allowing the inclusions of audit reports in the Offering Memorandum; (vi) taking commercially reasonable efforts to cause its counsel to provide an opinion of counsel to the investment banks engaged with respect to the Syndicated Private Placement Offering or the Private Resale Offering covering the matters customarily covered in opinions requested in offerings of debt securities under Rule 144A; (vii) entering into a customary purchase agreement for high yield debt securities issued under Rule 144A with the investment banks engaged with respect to the Syndicated Private Placement Offering or the Private Resale Offering and (viii) providing all documentation and other information about the Company and its Subsidiaries that are reasonably required by the investment banks engaged with respect to the Syndicated Private Placement Offering or the Private Resale Offering in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act. (e) If the Purchaser determines, in its sole reasonable discretion, that modifications to the terms of the covenants in the Indenture (the “Proposed Amendments”) are appropriate or desirable, then the Company, the Co-Obligor and the Guarantors shall promptly enter into a supplemental indenture with the Trustee giving effect to the Proposed Amendments. The Company shall not be required to agree to any Proposed Amendments that would cause the Indenture to contain covenants that are more restrictive, taken as a whole, than those set forth in the Existing Unsecured Notes Indenture. 6.2 Indemnification with Respect to Marketed Sale of Notes. (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Purchaser and each of its Affiliates and their respective officers, directors, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Purchaser or such other Person indemnified under this Section 6.2(a) from and against all losses, claims, damages,

24 WEIL:\97324005\1\99910.5702 liabilities and expenses, whether joint or several (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) (collectively, the “Losses”), to which they are or any of them may become subject under the Securities Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement (or alleged untrue statement) of a material fact contained in any Offering Memorandum or any amendment or supplement thereto or any filing or document incidental to such resale of the Notes as required by this Agreement, or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading, except that no Person indemnified shall be indemnified hereunder insofar as the same are made in conformity with and in reliance on information furnished in writing to the Company by such Person concerning such Person expressly for use therein. The Purchaser agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company and each of its Affiliates and their respective officers, directors, employees, managers, partners and agents and each Person who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) the Company from and against all Losses, to which they are or any of them may become subject under the Securities Act or other U.S. federal or state statutory law (including any applicable “blue sky” laws), rule or regulation, at common law or otherwise, insofar as such Losses arise out of, are based upon, are caused by or relate to any untrue statement (or alleged untrue statement) of a material fact contained in any information furnished in writing to the Company by the Purchaser concerning the Purchaser expressly for use in any Offering Memorandum or any amendment or supplement thereto or any filing or document incidental to such resale of the Notes as required by this Agreement, or any omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein not misleading. Such indemnification obligations shall be in addition to any liability that the indemnifying Person may otherwise have to any such indemnified Person. Reimbursements payable pursuant to the indemnification contemplated by this Section 6.2(a) will be made by periodic payments during the course of any investigation or defense, as and when bills are received or expenses incurred. The indemnification obligations of the Company pursuant to this Section 6.2(a) are in addition to any indemnification obligations contained in Section 7.2. (b) Any Person entitled to indemnification hereunder shall give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided, however, the failure to give such notice shall not release the indemnifying party from its obligation, except to the extent that the indemnifying party has been materially prejudiced by such failure to provide such notice on a timely basis. (c) In any case in which any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such indemnified party hereunder for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, supervision and monitoring

25 WEIL:\97324005\1\99910.5702 (unless (i) such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, (ii) counsel to the indemnifying party has informed the indemnifying party that the joint representation of the indemnifying party and one or more indemnified parties could be inappropriate under applicable standards of professional conduct, or (iii) the indemnifying party shall have failed within a reasonable period of time to assume such defense and the indemnified party is or is reasonably likely to be prejudiced by such delay, in any such event the indemnified party shall be promptly reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate legal counsel). An indemnifying party shall not be liable for any settlement of an action or claim effected without its consent (such consent not to be unreasonably withheld). The indemnifying party shall lose its right to defend, contest, litigate and settle a matter if it shall fail to diligently contest such matter (except to the extent settled in accordance with the next following sentence). No matter shall be settled by an indemnifying party without the consent of the indemnified party (which consent shall not be unreasonably withheld, it being understood that the indemnified party shall not be deemed to be unreasonable in withholding its consent if the proposed settlement imposes any obligation on the indemnified party). (d) The indemnification provided for under this Section 6.2 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person and will survive the transfer of the Notes and the termination of this Agreement. (e) If recovery is not available or is insufficient under the foregoing indemnification provisions for any reason or reasons other than as specified therein, in each case as determined by a court of competent jurisdiction, any Person who would otherwise be entitled to indemnification by the terms thereof shall nevertheless be entitled to contribution with respect to any Losses with respect to which such Person would be entitled to such indemnification but for such reason or reasons. In determining the amount of contribution to which the respective Persons are entitled, there shall be considered the Persons’ relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and other equitable considerations appropriate under the circumstances. It is hereby agreed that it would not necessarily be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 6.2(e). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not found guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, the Purchaser shall not be required to make a contribution in excess of the net amount received by the Purchaser from its sale of Notes in connection with the offering that gave rise to the contribution obligation. SECTION 7. EXPENSES, INDEMNIFICATION AND CONTRIBUTION 7.1 Expenses. The Company will reimburse the Purchaser for all reasonable and documented out-of-pocket expenses (including reasonable and documented attorneys’ fees and disbursements of one outside counsel and, if necessary, of one local counsel in each relevant material

26 WEIL:\97324005\1\99910.5702 jurisdiction) incurred by the Purchaser or any of its Affiliates in connection with the Notes and any Financing Documents or the amendment, modification or waiver of any of the foregoing, including the reasonable and documented out-of-pocket costs and expenses incurred in enforcing, defending or declaring (or determining whether or how to enforce, defend or declare) any rights or remedies under this Agreement or the other Financing Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, or the other Financing Documents, including in connection with any insolvency or bankruptcy of the Company or its Subsidiaries or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Financing Documents or by the Notes. The Company will also reimburse the Purchaser and any of its Affiliates within thirty (30) days of written demand (together with reasonable backup documentation) the reasonable and documented out-of-pocket expenses incurred in connection with investigating or defending any of the rights or remedies under Section 7.2 or Section 6.2 of this Agreement (but limited, in the case of legal fees and expenses, to one counsel to such indemnified Persons taken as a whole and, in the case of an actual or potential conflict of interest, one additional counsel to the affected indemnified Persons taken as a whole (and, if necessary, of one local counsel in any relevant material jurisdiction). 7.2 Indemnification. Each of Company and the Co-Obligor shall indemnify and hold harmless the Purchaser and each of its Affiliates, partners, stockholders, members, directors, officers, agents, employees and controlling Persons (collectively, the “Indemnitees”) from and against any and all actual losses, claims, damages or liabilities to any such Indemnitee in connection with or as a result of (i) the execution or delivery of this Agreement or the performance by the parties of their respective obligations hereunder, (ii) the issuance of Notes or the use of the proceeds therefrom or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages or liabilities are (i) determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, (ii) arising from any disputes solely among the Indemnitees and not arising out of any act or omission of the Company or any of its Affiliates. Neither the Company nor the Co-Obligor shall be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed). If settled with the Company’s or the Co-Obligor’s written consent, as applicable, or if there is a final judgment for the plaintiff against an Indemnitee in any such proceeding, the Company will indemnify and hold harmless each Indemnitee unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) does not include any statement as to any admission. Neither the Company nor the Co-Obligor shall, without the prior written consent of an Indemnitee (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding against an Indemnitee in respect of which indemnity could have been sought under this Section 7.2 by such Indemnitee unless such settlement (i) includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) does not include any statement as to any admission.

27 WEIL:\97324005\1\99910.5702 In addition to the foregoing, to the extent the Notes are sold in a Private Resale Offering or a Syndicated Private Placement Offering, the indemnification provisions set forth in Section 6.2 shall apply. 7.3 Waiver of Punitive Damages. To the extent permitted by applicable law, none of the parties hereto shall assert, and each of the parties hereto hereby waives, any claim against the other parties (including their respective Affiliates, partners, stockholders, members, directors, officers, agents, employees and controlling Persons), on any theory of liability for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Financing Document, the Notes or the use of the proceeds thereof; provided that nothing contained in this Section 7.3 shall limit the Company’s indemnification and reimbursement obligations to the extent set forth in this Agreement. 7.4 Survival. The obligations of each of the parties under this Section 7 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement and the termination of this Agreement. 7.5 Withholding Tax. Any and all payments by or on account of any obligation of the Company or the Co-Obligor hereunder or under any other Financing Document, including payments of interest on, principal of or other amount with respect to any Note, shall be made without any deduction or withholding for any taxes or fees of any kind whatsoever, unless the obligation to deduct or withhold is required by applicable law. If due to a Change in Tax Law, the deduction or withholding of any tax shall at any time be required in respect of any amounts to be paid by the Company or the Co-Obligor hereunder or under any other Financing Document to the Purchaser (or an Affiliate of the Purchaser to the extent such Affiliate holds the Notes), the Company or the Co-Obligor shall pay to the relevant taxing jurisdiction the full amount required to be withheld, deducted or otherwise paid before penalties attach thereto or interest accrues thereon and pay to the Purchaser (or such Affiliate of the Purchaser to the extent such Affiliate holds the Notes) such additional amounts as may be necessary in order that the net amounts paid to the Purchaser or such Affiliate of the Purchaser pursuant to the terms hereof or any other Financing Document after such deduction or withholding (including, without limitation, any required deduction or withholding of tax on or with respect to such additional amount), shall be not less than the amounts then due and payable to the Purchaser or such Affiliate of the Purchaser under the terms of this Agreement or the Financing Documents before the assessment of such tax attributable to such Change in Tax Law. An Affiliate of the Purchaser shall only benefit from this Section 7.5 if at the time of the transfer of the Notes from the Purchaser to such Affiliate, no additional deductions or withholding for taxes or fees with respect to payments hereunder of any other Financing Documents are required due to such transfer or such Affiliate’s ownership of the Notes. For the avoidance of doubt, no taxes shall be indemnifiable or reimbursable pursuant to Section 6.2, Section 7.1 or Section 7.2 other than any taxes that represent losses or damages arising from any non-tax claim. SECTION 8. MISCELLANEOUS

28 WEIL:\97324005\1\99910.5702 8.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or sent by electronic transmission or by a nationally recognized overnight courier service, postage and fees prepaid, to the intended recipient at such party’s physical or e-mail address as shown below. Such notice or other communication shall be deemed to have been duly given (a) when delivered, if delivered personally (with written confirmation of receipt), (b) when sent, if sent by e-mail prior to 6:00 p.m. local time of the recipient on a Business Day, or if sent after 6:00 p.m. local time of the recipient or on a date that is not a Business Day, then on the next Business Day (in each case, provided that receipt of such communication is confirmed by reply e-mail that is not automated), or (c) one (1) Business Day after being sent, if sent overnight by a nationally recognized overnight courier service (with written proof of delivery). Address for notices and other communications to the Company and the Co-Obligor: 115 W. 18th Street, Floor 6 New York, NY 10011 Email: jdematteis@wework.com Attention: Jared DeMatteis with a copy (which shall not constitute notice) to: Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue Los Angeles, California 90071 Email: michelle.gasaway@skadden.com Attention: Michelle Gasaway Address for notices and other communications to the Purchaser: SoftBank Group Corp. Tokyo Shiodome Bldg. 1-9-1 Higashi-shimbashi Minato-ku, Tokyo 105-7303 Japan Email: sbgrp-legalnotice@g.softbank.co.jp Attention: Chief Legal Officer, Head of Legal SoftBank Group Corp. SB Group US, Inc. 1 Circle Star Way, 4F San Carlos, CA 94070 Attention: SBGI Legal with a copy (which shall not constitute notice) to: Weil, Gotshal & Manges LLP 767 Fifth Avenue New York, NY 10153

29 WEIL:\97324005\1\99910.5702 Email: corey.chivers@weil.com Attention: Corey Chivers 8.2 Benefit of Agreement and Assignments. (a) Except as otherwise expressly provided herein, all covenants, agreements and other provisions contained in this Agreement by or on behalf of any of the parties hereto shall bind, inure to the benefit of and be enforceable by their respective successors and assigns; provided, however, that none of the Company or the Co-Obligor may assign or transfer any of its rights or obligations without the prior written consent of the other parties hereto. (b) Nothing in this Agreement or in any other Financing Document, express or implied, shall give to any Person other than the parties hereto or thereto and their permitted successors and assigns any benefit or any legal or equitable right, remedy or claim under this Agreement. (c) Notwithstanding anything to the contrary contained herein, the Purchaser may assign the rights to purchase all or any portion of the Notes to any Affiliate of the Purchaser or transfer its Notes (together with its rights hereunder) to any Affiliate (other than a portfolio company) of the Purchaser, subject to such Affiliate becoming a party hereto and the ability of such Affiliate to make the representations and warranties set forth in Section 5, and each such Person shall be entitled to the full benefit and be subject to the obligations of this Agreement as if such Person were the Purchaser hereunder. 8.3 No Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in exercising any right, power or privilege hereunder or under the Notes and no course of dealing between the Company and any other party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under the Notes preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the Notes are cumulative and not exclusive of any rights or remedies that the parties would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties hereto to any other or further action in any circumstances without notice or demand. 8.4 Amendments, Waivers and Consents. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with the written consent of the Company and the Purchaser. No amendment or waiver of this Agreement will extend to or affect any obligation, covenant or agreement not expressly amended or waived or thereby impair any right consequent thereon. 8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Each counterpart may

30 WEIL:\97324005\1\99910.5702 consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. 8.6 [Reserved]. 8.7 Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement. 8.8 Survival of Indemnities. All indemnities set forth herein shall survive the execution and delivery of this Agreement, the issuance of the Notes, and the payment of principal of the Notes and any other obligations hereunder. 8.9 Governing Law; Submission to Jurisdiction; Venue. (a) THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK. (b) If any action, proceeding or litigation shall be brought in order to enforce any right or remedy under this Agreement or any of the Notes, each party hereto hereby consents and will submit, and will cause each of their respective Subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each party hereto hereby irrevocably waives, and will cause each of their respective Subsidiaries to waive, any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction. Each of the Company and the Co-Obligor further agrees that it shall not, and shall cause its Subsidiaries not to, bring any action, proceeding or litigation arising out of this Agreement or the Notes in any state or federal court other than any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. (c) Each party hereto irrevocably consents, and will cause each of their respective Subsidiaries to consent, to the service of process of any of the applicable aforementioned courts in any such action, proceeding or litigation by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 8.1, such service to become effective thirty (30) days after such mailing. (d) Nothing herein shall affect the right of (i) any party hereto to serve process in any other manner permitted by law or (ii) the Purchaser to commence legal proceedings or otherwise proceed against the Company, Holdings or any of its Subsidiaries in any other jurisdiction. If service of process is made on a designated agent it should be made by either (i) personal delivery or (ii) mailing a copy of summons and complaint to the agent via registered or certified mail, return receipt requested. (e) EACH PARTY HERETO HEREBY WAIVES, AND WILL CAUSE EACH OF THEIR RESPECTIVE SUBSIDIARIES TO WAIVE, ANY AND ALL RIGHTS ANY

31 WEIL:\97324005\1\99910.5702 OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS AGREEMENT. 8.10 Severability. If any provision of this Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable to the extent of such illegality, invalidity or unenforceability and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions. 8.11 Entirety. This Agreement together with the other Financing Documents represents the entire agreement of the parties hereto and thereto, and supersedes all prior agreements and understandings, oral or written, if any, relating to the Financing Documents or the transactions contemplated herein or therein. 8.12 Survival of Representations and Warranties. All representations and warranties made by the Company and the Co-Obligor herein shall survive the execution and delivery of this Agreement, the issuance, delivery and transfer of all or any portion of the Notes, and the payment of principal of the Notes, and any other obligations hereunder, regardless of any investigation made at any time by or on behalf of the Purchaser. 8.13 Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision. 8.14 Incorporation. All schedules attached hereto are incorporated as part of this Agreement as if fully set forth herein. 8.15 No Personal Obligations. Notwithstanding anything to the contrary contained herein or in any Financing Document, it is expressly understood and the Purchaser expressly agrees that nothing contained herein or in any other Financing Document or in any other document contemplated hereby or thereby (whether from a covenant, representation, warranty or other provision herein or therein) shall create, or be construed as creating, any personal liability of any present or past stockholder, director, officer or employee of the Company and its Subsidiaries in such Person’s capacity as such; provided that nothing herein shall be deemed to be a waiver of claims arising from fraud. 8.16 Currency. Unless otherwise specified, all dollar amounts referred to in this Agreement are in lawful money of the United States.

[Signature Pages to Note Purchase Agreement] IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written. WEWORK COMPANIES LLC By: _____________________________ Name: Arthur Minson Title: President and Chief Financial Officer WEWORK CO INC By: _____________________________ Name: Arthur Minson Title: President and Chief Financial Officer

[Signature Pages to Note Purchase Agreement] Accepted as of the date hereof: STARBRIGHT WW LP By: STARBRIGHT LIMITED, its general partner By: _____________________________ Name: Title: Robert Townsend Director

WEIL:\97324005\1\99910.5702 EXHIBIT A FORM OF WARRANT

Execution Version 1 sf-4117012 THIS WARRANT AND ANY SHARES ACQUIRED UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR QUALIFICATION OR EXEMPTION THEREFROM UNDER SAID ACT PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. THE WE COMPANY WARRANT TO PURCHASE SERIES H-3 CONVERTIBLE PREFERRED STOCK AND SERIES H-4 CONVERTIBLE PREFERRED STOCK Warrant No. H-3-4 December 27, 2019 THIS CERTIFIES THAT, for good and valuable consideration, and pursuant to the terms and conditions set forth in this Warrant to Purchase Series H-3 Convertible Preferred Stock and Series H-4 Convertible Preferred Stock (as amended or otherwise modified from time to time, this “Warrant”), SoftBank Group Corp., a corporation incorporated under the laws of Japan (kabushiki kaisha) (the “Initial Holder” and, together with any of its successors, transferees or assignees, a “Holder”) is entitled to purchase one hundred twenty-nine million, eight hundred eighty-seven thousand, nine hundred and nineteen (129,887,919) fully paid and non-assessable shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock (each as defined below) (as such number may be adjusted pursuant to Section 4 below) of The We Company (the “Company”), as applicable, at the per share Exercise Price (defined below). R E C I T A L S WHEREAS, pursuant to that certain Master Transaction Agreement (as it may be amended or superseded from time to time, the “MTA”), dated as of October 22, 2019, by and among the Company, the Initial Holder, SoftBank Vision Fund (AIV M1) L.P., a limited partnership organized under the laws of Delaware, Adam Neumann and We Holdings LLC, a limited liability company formed under the laws of Delaware, the Initial Holder committed to provide (either by itself or through its Affiliates (as defined therein)) certain debt financing and credit support, including (i) satisfactory credit support to induce the issuing banks to provide WeWork Companies LLC and its subsidiaries a senior secured letter of credit facility (the “LC Facility”) and (ii) debt financing to the Company and its subsidiaries in the form of senior unsecured notes (the “Unsecured Notes”), in each case, on the terms and subject to the conditions contained in the MTA, including the term sheets set forth as Exhibits C and B to the MTA, respectively; WHEREAS, in connection with the signing of the definitive documentation related to the LC Facility, warrants to purchase an aggregate of 43,295,973 shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock shall be issued by the Company to the Initial Holder; WHEREAS, in connection with the signing of the Master Note Purchase Agreement related to the Unsecured Notes, warrants to purchase an aggregate of 86,591,946 shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock shall be issued by the Company to the Initial Holder; and WHEREAS, this Warrant is comprised of the warrants issuable in connection with the LC Facility and Unsecured Notes.

2 sf-4117012 NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows: A G R E E M E N T 1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings: (a) “Acquisition” is defined in Section 2.8(a). (b) “Affiliate” means, with respect to any specified Person (i) any Person that directly or indirectly Controls, is Controlled by, or is under common Control with such specified Person and shall include, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund, investment fund or account now or hereafter existing that is Controlled by one or more general partners or managing members of, or shares the same management company or investment adviser with, or is otherwise affiliated with, such Person or (ii) if the specified Person is an individual, any member of the Immediate Family (as defined in the Stockholders’ Agreement) of the specified Person. (c) “Aggregate Exercise Price” is defined in Section 2.2(b). (d) “Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions are authorized or required by law to be closed in New York, New York or Tokyo, Japan. (e) “Capital Stock Deemed Outstanding” means, at any given time, the sum of (without double-counting) (i) the number of shares of Common Stock and Preferred Stock outstanding at such time, plus (ii) the number of shares of Common Stock and Preferred Stock issuable upon exercise of Options (as defined in the Charter) outstanding at such time, upon conversion or exchange of Convertible Securities (as defined in the Charter) outstanding at such time, or upon exercise, conversion or exchange of any other Equity Securities (as defined in the Charter) outstanding at such time, in each case (x) treating as outstanding at such time any Options, Convertible Securities or other Equity Securities issuable upon exercise, conversion or exchange of Options, Convertible Securities or other Equity Securities outstanding at such time and (y) regardless of whether any Options, Convertible Securities or other Equity Securities are actually exercisable at such time, plus (iii) the number of any other Equity Securities (or rights, options or warrants to subscribe for, purchase or otherwise acquire any such Equity Securities) outstanding at such time, plus (iv) the number of shares of Common Stock issuable upon conversion of shares of Preferred Stock (x) outstanding at such time or (y) issuable upon exercise, conversion or exchange of Options, Convertible Securities or other Equity Securities outstanding at such time, in each case, into Common Stock, plus (v) the number of profits interests of The We Company Management Holdings L.P., a Cayman Islands exempted limited partnership (the “Profits Interest Partnership”) outstanding at such time (regardless of whether any such profits interest are actually economically valuable or exchangeable at such time), solely to the extent no shares of Common Stock corresponding to such profit interests are outstanding at such time, plus (vi) the number of shares of Common Stock and Preferred Stock that are reserved and available for future grant and not subject to any outstanding Options under any stock incentive plan or other equity award or similar plan of the Company, plus (vii) the number of shares of Common Stock and Preferred Stock issuable upon exercise of Options or exercise, conversion or exchange of any other Equity Securities that are promised but ungranted pursuant to agreements or commitments made following the Issue Date; provided that Capital Stock Deemed Outstanding at any given time shall not include Equity Securities owned or held by or for the account of the Company or any of its wholly-owned subsidiaries.

3 sf-4117012 (f) “Cash Acquisition” is defined in Section 2.8(b). (g) “Cashless Exercise” is defined in Section 2.3. (h) “Charter” means the Certificate of Incorporation of the Company, as it may be amended from time to time. (i) “Closing Price” is defined in Section 2.4. (j) “Company” is defined in the Preamble above. (k) “Common Stock” means the Company’s common stock, par value $0.001 per share. (l) “Control” or any grammatical variation thereof means the possession of, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. (m) “Equity Stock” of any Person means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership, membership interests (whether general or limited) or shares in the capital of a company; and (d) any other interest or participation that confers on a Person the right to receive a share of profits and losses of, or distribution of assets of, the issuing Person. (n) “Exercise Equivalent Share” is defined in Section 2.3. (o) “Exercise Period” means the period commencing on the earliest of (a) the Tender Offer Closing Time (as defined in the MTA), (b) the termination of the Tender Offer (as defined in the MTA), (c) the withdrawal of the Tender Offer and (d) April 1, 2020 and ending on the Expiration Date. (p) “Exercise Price” means $0.01 per share of Exercise Shares. (q) “Exercise Shares” means the shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock, as applicable, issuable upon exercise of this Warrant, subject to adjustment pursuant to Section 4 below. (r) “Expiration Date” means the fifth anniversary of the Issue Date or such earlier expiration time as provided herein. (s) “fair value” is defined in Section 2.4. (t) “Holder” is defined in the Preamble above, and includes any Holder of Exercise Shares. (u) “Independent Advisor” is defined in Section 8.1. (v) “Initial Holder” is defined in the Preamble above. (w) “Issue Date” means December 27, 2019.

4 sf-4117012 (x) “Notice of Exercise” is defined in Section 2.2(a). (y) “Person” means any corporation, association, joint venture, partnership, limited liability company, organization, business, individual, trust, other legal entity or natural person. (z) “Preferred Stock” means the Company’s preferred stock, par value $0.001 per share. (aa) “Reference Date” is defined in Section 4.3. (bb) “Rule 144” means Rule 144 promulgated under the Securities Act. (cc) “SEC” means the Securities and Exchange Commission or any successor thereto. (dd) “Securities Act” means the Securities Act of 1933, as amended. (ee) “Series H-3 Preferred Stock” means the Company’s Series H-3 Convertible Preferred Stock. (ff) “Series H-4 Preferred Stock” means the Company’s Series H-4 Convertible Preferred Stock. (gg) “Stockholders’ Agreement” is defined in Section 2.2(d). (hh) “Subsidiary” of any Person means (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Equity Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more other Subsidiaries of that Person (or any combination thereof); and (2) any partnership, limited liability company or similar entity (a) the sole general partner, the managing general partner or the sole managing member of which is such Person or a Subsidiary of such Person or (b) the only general partners or managing members of which are that Person or one or more Subsidiaries of that Person (or any combination thereof). (ii) “Trading Market” is defined in Section 2.4. (jj) “Unrestricted Conditions” is defined in Section 9.4. (kk) “Warrant NDA” is defined in Section 2.9. (ll) “Warrant Register” is defined in Section 9.3. 2. VESTING; EXERCISE OF WARRANT; ETC. 2.1 Vesting. The right to acquire the Exercise Shares issuable upon exercise of this Warrant is immediately vested as of the Issue Date. 2.2 Exercise of Warrant. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period by delivery of the following to the Company at its

5 sf-4117012 address set forth on the signature page hereto (or at such other address as it may designate by notice in writing to the Holder): (a) An executed Notice of Exercise (a “Notice of Exercise”) in the form attached hereto as Attachment A; (b) Unless the Holder is exercising this Warrant by way of a Cashless Exercise pursuant to Section 2.3 below, payment of the then-applicable Exercise Price per share multiplied by the number of Exercise Shares being purchased upon exercise of the Warrant (such amount, the “Aggregate Exercise Price”) in the form of wire transfer of immediately available funds to a bank account designated by the Company; and (c) An executed counterpart signature page to the Company’s Amended and Restated Stockholders’ Agreement, dated October 30, 2019, as it may be amended or superseded from time to time (the “Stockholders’ Agreement”), if the Holder is not already a party to such agreement. 2.3 Cashless Exercise. At any time, the Holder may, in its sole discretion and in lieu of payment of the Aggregate Exercise Price in the manner specified in Section 2.2(b) above, elect to exercise all or any part of this Warrant in a “cashless” or “net-issue” exercise (a “Cashless Exercise”) by delivering to the Company a Notice of Exercise selecting a Cashless Exercise, as a result of which the Holder shall be entitled to receive a number of fully paid and non-assessable Exercise Shares calculated using the following formula: X = Y * (A - B) A where: X = the number of Exercise Shares to be issued to the Holder Y = the number of Exercise Shares with respect to which the Warrant is being exercised A = the fair value per share of a share of the Company’s capital stock that is of the same class as the Exercise Shares (an “Exercise Equivalent Share”) on the date of exercise of this Warrant B = the then-current Exercise Price of the Warrant 2.4 Fair Value. Solely for the purposes of this Warrant, “fair value” of an Exercise Equivalent Share, as of any applicable date of determination, shall mean the average Closing Price (as defined below) per Exercise Equivalent Share for the twenty (20) trading days immediately preceding such date; provided that, with respect to determining fair value in connection with any Cashless Exercise, the date of determination will be deemed to be the date on which the Notice of Exercise for such Cashless Exercise is deemed to have been sent to the Company; provided, further, that if the Exercise Equivalent Shares are not publicly traded as set forth above, the “fair value” per share of the Exercise Equivalent Shares shall be reasonably and in good faith determined by the Board of Directors of the Company (other than SoftBank Directors (as defined in the Stockholders’ Agreement) who are not disinterested) as of the applicable date of determination, subject to Section 8.1 below. “Closing Price” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Exercise Equivalent Shares are then listed or quoted on the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select

6 sf-4117012 Market, the NASDAQ Global Market or the NASDAQ Capital Market or any other national securities exchange (each, a “Trading Market”), the closing price per share of the Exercise Equivalent Shares for such date (or the nearest preceding date) on the primary eligible market or exchange on which the Exercise Equivalent Shares are then listed or quoted; (ii) if prices for the Exercise Equivalent Shares are then quoted on the OTC Bulletin Board or any tier of the OTC Markets, the closing bid price per share of the Exercise Equivalent Shares for such date (or the nearest preceding date) so quoted; or (iii) if prices for the Exercise Equivalent Shares are then reported on the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Exercise Equivalent Shares so reported. 2.5 Delivery of Certificate of Exercise Shares and New Warrant. Upon the exercise of this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of (i) the Holder or (ii) if the Holder so designates, to Persons affiliated with the Holder to which this Warrant may be transferred to in accordance with Section 9.1, shall be issued and delivered to the Holder within two (2) Business Days of delivery of the applicable Notice of Exercise. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised and surrender of this Warrant to the Company, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder. The Person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date (following the delivery of the Notice of Exercise for such shares) on which the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such payment is a date when the stock transfer books of the Company are closed, such Person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. 2.6 Automatic Cashless Exercise. To the extent this Warrant has not been exercised in full by the Holder prior to the date of any of the following events or circumstances, any portion of this Warrant that remains unexercised on such date shall be deemed to have been exercised automatically pursuant to Section 2.3 above, in whole (and not in part), on the Business Day immediately preceding such date: (a) the occurrence of the Expiration Date; provided that, notwithstanding the foregoing, unless the Holder otherwise elects in writing, no such automatic exercise shall occur in the event that the fair value per share of an Exercise Share on the trading day immediately preceding the Expiration Date is less than the Exercise Price; or (b) the occurrence of a Cash Acquisition (as defined below). 2.7 Conditional Exercise. (a) Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant is to be made in connection with an IPO (as defined in the Charter), a Change in Control (as defined in the Stockholders’ Agreement) or any sale of the Company or all or substantially all of its assets (pursuant to a merger, sale of stock, sale of assets or otherwise), such exercise may, at the election of the Holder, be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction. (b) Notwithstanding any other provision hereof, this Warrant may only be exercised to the extent not prohibited under the Hart–Scott–Rodino Antitrust Improvements Act of 1976,

7 sf-4117012 as amended (the “HSR Act”), or any other federal, state and foreign antitrust laws of South Korea, Canada, Mexico, the European Union, the People’s Republic of China, Russia, South Africa, the Philippines, Costa Rica, India, Israel or Japan (in each case, to the extent applicable to this Warrant) (each required approval under such laws, an “Antitrust Approval”); provided, however, that if the receipt of any Antitrust Approval applicable to the Tender Offer has been waived under Section 2(b) of Schedule 3.01(a) to the MTA, the receipt of such Antitrust Approval shall not be a condition to exercise of this Warrant. 2.8 Treatment of Warrant Upon Acquisition of Company. (a) Acquisition. For the purpose of this Warrant, “Acquisition” means any transaction or series of related transactions involving: (i) the sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company, (ii) any (x) merger or consolidation of the Company into or with another Person (other than a merger or consolidation effected exclusively to change the Company’s domicile), or (y) any other corporate reorganization, in each case in which the stockholders of the Company in their capacity as such immediately prior to such merger, consolidation or reorganization, do not beneficially own, directly or indirectly, a majority of the Company’s (or the surviving or successor entity’s) outstanding voting power or equity interests or otherwise no longer Control the Company immediately after such merger, consolidation or reorganization (or, if such Company stockholders beneficially own a majority of the outstanding voting power or equity interests or otherwise retain Control of the surviving or successor entity as of immediately after such merger, consolidation or reorganization, such surviving or successor entity is not the Company); or (iii) any sale or other transfer by the stockholders of the Company of shares representing at least a majority of the Company’s then-total outstanding combined voting power or equity interests or other transfer of Control of the Company other than (x) open market sales or (y) any distribution or transfer by a stockholder of its shares to its partners, stockholders, stakeholders or its Affiliates. (b) Treatment of Warrant in Connection with a Cash Acquisition. In the event of an Acquisition prior to the Expiration Date in which the consideration to be received by the Company’s stockholders consists solely of cash (a “Cash Acquisition”), this Warrant shall be deemed to have been exercised automatically as provided in Section 2.6(b) above. (c) Treatment of Warrant in Connection with a Non-Cash Acquisition. Upon the closing of any Acquisition other than a Cash Acquisition (and as a condition to the consummation of such Acquisition), the acquiring, surviving or successor entity shall assume the obligations of this Warrant, and this Warrant shall thereafter be exercisable for the same securities and/or other property as would have been paid for the Exercise Shares issuable upon exercise of the unexercised portion of this Warrant as if such Exercise Shares were outstanding on and as of the closing of such Acquisition, subject to further adjustment from time to time in accordance with the provisions of this Warrant. 2.9 Notice of Certain Events. If the Company proposes at any time to: (a) declare any dividend or distribution upon the outstanding shares of its Common Stock or Preferred Stock, whether in cash, property or other Equity Securities or securities and whether or not a regular cash dividend; (b) effect an IPO; (c) offer Equity Securities or other securities for subscription or sale pro rata to the holders of the outstanding shares of the Company’s Common Stock or Preferred Stock (other than pursuant to contractual pre-emptive rights set forth in the Stockholders’ Agreement);

8 sf-4117012 (d) effect any reclassification, exchange, combination, substitution, reorganization or recapitalization of the Company’s outstanding shares of Common Stock or Preferred Stock; (e) effect an Acquisition; (f) liquidate, dissolve or wind up; (g) effect any bankruptcy, insolvency or similar event (or becomes aware that any such event is reasonably likely to occur); then, in connection with each such matter or event, the Company shall give the Holder: (1) in the case of matters or events of the type referred to in clauses (a), (b), (c) or (e) above, at least fifteen (15) Business Days prior written notice of the anticipated date on which a record will be taken for such dividend, distribution, offering, sale or subscription rights (and specifying the anticipated date on which the holders of outstanding shares of the Company’s Common Stock or Preferred Stock will be entitled thereto) or for determining rights to vote, if any, the launch of the road-show for the IPO or when the same will take place, as applicable; (2) in the case of the matters or events of the type referred to in clauses (d), (f) or (g) above, at least twenty (20) Business Days prior written notice of the anticipated date when the same will take place (and, if applicable, specifying the anticipated date on which the holders of outstanding shares of the Company’s Common Stock or Preferred Stock will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and (3) in the case of any matter or event referred to in clauses (a), (b), (c), (d) or (e) above, the Company will also provide such additional information as may be reasonably requested in writing by the Holder in respect of any such matter or event, including information that is reasonably necessary to enable the Holder to comply with the Holder’s accounting or reporting requirements, as well as information in respect of the amount and type of consideration (if applicable) the Holder will be entitled to receive as a result of such matter or event. The Company’s obligation to provided notice under this Section 2.9 shall be subject to the Holder executing a reasonable non-disclosure agreement with customary exceptions and exclusions (“Warrant NDA”) if requested by the Company; provided, that the Holder receives such request and a draft of the Warrant NDA from the Company no less than five (5) Business Days prior to the Company providing written notice under clauses (1), (2) and (3) above, as applicable. 3. COVENANTS OF THE COMPANY. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued and outstanding, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof (other than any created by the Holder). The Company further covenants and agrees that the Company will, at all times during the Exercise Period, have authorized and reserved, free from pre- emptive rights, a sufficient number of shares of its Series H-3 Preferred Stock, Series H-4 Preferred Stock and Common Stock (including Non-Voting Common Stock (as defined in the Charter)) to provide for the exercise of this Warrant and any conversion of Exercise Shares under the Charter. If at any time during the Exercise Period the number of authorized but unissued shares of Series H-3 Preferred Stock, Series H-4 Preferred Stock or Common Stock (including Non-Voting Common Stock) shall not be sufficient to permit exercise of this Warrant or conversion of Exercise Shares under the Charter, the Company will take such corporate action as may be necessary to increase its authorized but unissued shares of Series H-3 Preferred

9 sf-4117012 Stock, Series H-4 Preferred Stock and Common Stock (including Non-Voting Common Stock) to such number of shares as shall be sufficient for such purposes. The Company shall deliver to the Holder within ten (10) Business Days after the financial statements of each quarter of each fiscal year of the Company have been finalized (but no later than five (5) Business Days following the date such financial statements must be delivered pursuant to Section 4.01 of the Stockholders’ Agreement) a reasonably detailed description of all increases to Capital Stock Deemed Outstanding during such quarter (including, without limitation, the amount of any such increase and the type and class of securities constituting such increase), certified as being true, complete and correct by at least two (2) of the following: the Company’s Chief Legal Officer, the Treasurer/Assistant Treasurer and the Secretary/Assistant Secretary. 4. ADJUSTMENT OF NUMBER OF EXERCISE SHARES. 4.1 Adjustment to Number of Exercise Shares Upon Reorganizations, Reclassifications, etc. In the event of any changes in the outstanding Series H-3 Preferred Stock, Series H- 4 Preferred Stock or other Equity Securities of the Company by reason of redemptions, recapitalizations, reclassifications, combinations or exchanges of shares, splits or reverse splits, separations, reorganizations, liquidations, substitutions, replacements or the like, the number and class of Exercise Shares available upon exercise of this Warrant in the aggregate shall be adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such Exercise Shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant. 4.2 Adjustment to Number of Exercise Shares Upon Dividends, Distributions, etc. If the Company declares or pays a dividend or distribution on all of the outstanding shares of its Series H-1 Preferred Stock, Series H-2 Preferred Stock, Series H-3 Preferred Stock and/or Series H-4 Preferred Stock payable in cash, Equity Securities or other property, then upon exercise of this Warrant, for each Exercise Share acquired, the Holder shall receive, without additional cost to the Holder, the total number and kind of cash, Equity Securities or other property which the Holder would have received had the Holder owned the Exercise Shares of record as of the date such dividend or distribution occurred in the same proportion of cash, Equity Securities and/or other property as paid or distributed to the other outstanding shares of Preferred Stock. 4.3 Adjustment to Number of Warrant Shares Upon Issuance of Capital Stock. Other than shares issued or issuable to SoftBank Entities (as defined in the MTA) in connection with the 1.5 Agreement, JV Roll-Ups, Tender Offer and Debt Financing (including this Warrant) (each as defined in the MTA), if the Company shall, at any time or from time to time after the Issue Date, but prior to the first anniversary of the Issue Date (such date, the “Reference Date”), take any action to increase the Capital Stock Deemed Outstanding, through the issuance or sale of shares or otherwise, then immediately upon such action, the number of Exercise Shares issuable upon exercise of this Warrant immediately prior to any such action shall be automatically adjusted to be a number of Exercise Shares equal to the product obtained by multiplying the number of Exercise Shares issuable upon exercise of this Warrant immediately prior to such action by a fraction (which shall in no event be less than one): (a) the numerator of which shall be the Capital Stock Deemed Outstanding immediately after giving effect to such issuance or sale or any other applicable action; and (b) the denominator of which shall be the Capital Stock Deemed Outstanding immediately prior to such issuance or sale or any other applicable action.

10 sf-4117012 For the avoidance of doubt, any grant, issuance or vesting of Common Stock, Preferred Stock, Options, Convertible Securities, profits interests or other Equity Securities (or rights, options or warrants to subscribe for, purchase or otherwise acquire any such Equity Securities) pursuant to the exercise, conversion or exchange of Preferred Stock, Options, Convertible Securities, profits interests or other Equity Securities (or rights, options or warrants to subscribe for, purchase or otherwise acquire any such Equity Securities) (i) that were outstanding as of the Issue Date, (ii) that were promised but ungranted as of the Issue Date (only to the extent set forth on Schedule 4.3 hereto) or (iii) that were reserved and available for future grant or issuance as of the Issue Date, in each case shall not be deemed an increase in the Capital Stock Deemed Outstanding for purposes of this Section 4.3. Notwithstanding the foregoing sentence, the exercise, conversion or exchange of Preferred Stock, Options, Convertible Securities, profits interests or other Equity Securities (or rights, options or warrants to subscribe for, purchase or otherwise acquire any such Equity Securities) shall be deemed an increase in the Capital Stock Deemed Outstanding for purposes of this Section 4.3 to the extent such exercise, conversion or exchange is greater than a 1-to-1 basis. 4.4 Mandatory Conversion of Series H-3 Preferred Stock and Series H-4 Preferred Stock. In the event that, pursuant to the provisions of the Charter, all outstanding shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock, as applicable, are converted, automatically or by action of the holders thereof, into Common Stock, then from and after the date on which all outstanding shares of Series H-3 Preferred Stock and/or Series H-4 Preferred Stock, as applicable, have been so converted, this Warrant shall be exercisable for such number and class of shares of Common Stock into which the Exercise Shares would have been converted had the Exercise Shares been outstanding on the date of such conversion, and the Exercise Price shall equal the Exercise Price in effect as of immediately prior to such conversion divided by the number of shares of Common Stock into which one Exercise Share would have been converted, all subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant. 4.5 Certificate as to Adjustment. As promptly as reasonably practicable following any change or adjustment of the type described above in this Section 4, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate signed by the Secretary or Chief Financial Officer of the Company setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof and certifying the number of Exercise Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant. 5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair value of an Exercise Share by such fraction. 6. REGISTRATION RIGHTS. Any or all outstanding Exercise Shares which have been issued upon exercise hereof shall be deemed “Registrable Securities” under the Company’s Amended and Restated Registration Rights Agreement, dated October 30, 2019, as it may be amended or superseded from time to time. 7. NO STOCKHOLDER RIGHTS. The Holder shall not have or exercise any rights by virtue of this Warrant with respect to any Exercise Shares as a holder of any capital stock of the Company that is issuable hereunder (without prejudice to the Holder’s rights as a holder of any shares of capital stock of the Company acquired separately from this Warrant).

11 sf-4117012 8. DISPUTES AND OTHER ACTIONS AFFECTING EXERCISE SHARES OR THIS WARRANT. 8.1 Disputes. In the case of any dispute with respect to the calculation or determination of the number of Exercise Shares issuable upon exercise, the amount or type of consideration due to the Holder in connection with any matter described in Section 2.8 above or any other matter involving this Warrant or the Exercise Shares, in the event the Holder, on the one hand, and the Company, on the other hand, are unable to settle such dispute within fifteen (15) Business Days, then either party may elect to submit the disputed matter(s) for resolution by a nationally recognized accounting firm as may be mutually agreed upon by the Holder and the Board of Directors of the Company (other than SoftBank Directors who are not disinterested) (an “Independent Advisor”). Such Independent Advisor’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error, and the Company and the Holder shall each pay one half of the fees and costs, inclusive of taxes, of such Independent Advisor. 8.2 Equitable Equivalent. In case any event shall occur as to which the provisions of Section 8.1 above are not strictly applicable but the failure to make any adjustment would not, in the reasonable, good faith opinion of the Holder, fairly protect the rights and benefits of the Holder represented by this Warrant in accordance with the essential intent and principles of Section 8.1, then, in any such case, at the request of the Holder, the Company shall submit the matter and issues raised by the Holder to an Independent Advisor, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Section 8.1, to the extent necessary to preserve, without dilution, the rights and benefits represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein, if any. 8.3 No Avoidance. The Company shall not, by way of amendment of the Charter or Stockholders’ Agreement or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms. 8.4 Structural Dilution. At any time prior to the Reference Date, without the prior written consent of the Holder, the Company shall not permit any of its Subsidiaries to issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of any Equity Stock of such Subsidiary or any securities convertible into or exercisable or exchangeable for such Equity Stock (or any rights to subscribe for or to purchase, or any warrants or options for the purchase of any such convertible, exercisable or exchangeable securities), whether or not immediately exercisable or exercisable prior to the Reference Date; provided, that the foregoing shall not prohibit (a) the Company from forming a wholly Subsidiary after the Issue Date, (b) the issuance or sale of Equity Stock, or warrants, options or other rights to acquire Equity Stock, from one Subsidiary of the Company to another Subsidiary of the Company, (c) any issuance or sale of Equity Stock, or warrants, options or other rights to acquire Equity Stock, that results in 100% of the Equity Stock of a Subsidiary of the Company being held directly or indirectly by WeWork Companies LLC, (d) the Profits Interest Partnership from issuing profits interests to the extent such profits interests are included in the definition of “Capital Stock Deemed Outstanding”, (e) any transaction by a Subsidiary of the Company (other than the Profits Interest Partnership) approved by, or pursuant to a plan approved by, the Board of Directors of the Company or any authorized committee thereof (in each case, which approval must include (or have included) the affirmative vote or consent of at least one SoftBank Director, other than Steven Langman) whether such approval was obtained prior to or after the Issue Date, (f) any issuance of shares required by applicable law or regulatory requirement, including as may be required in connection with the formation or incorporation of Subsidiaries in jurisdictions that require issuance of Equity Stock to local or a number of incorporators, (g) any transaction contemplated by the MTA, including the JV Roll-Ups, Tender Offer and Debt Financing or (h) any transaction with respect to the Equity Stock, or warrants,

12 sf-4117012 options or other rights to acquire Equity Stock, of (i) WeWork Greater China Holdings Company B.V., (ii) WeWork Asia Holding Company B.V., (iii) WeWork Japan GK, (iv) funds and joint ventures managed by ARK Capital Advisors LLC, (v) funds managed by Creator Fund Managing Member LLC, (vi) joint ventures managed by WW Project Swift Member LLC or (vii) any of the Subsidiaries of the entities set forth in clauses (h)(i)-(vii). 9. TRANSFER OF WARRANT AND EXERCISE SHARES. 9.1 Generally. This Warrant and the Exercise Shares issued upon exercise of this Warrant may not be transferred or assigned in whole or in part except (i) with respect to transfers and assignments to Affiliates of the Holder (except that the Holder may not transfer or assign this Warrant to any portfolio company pursuant to this clause (i) (but may transfer Exercise Shares to any such portfolio company)) in compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company) or (ii) by Permitted Transfer (as defined in the Stockholders’ Agreement). 9.2 Notice of Assignment. After receipt by the Initial Holder of the executed Warrant, the Initial Holder may transfer all or part of this Warrant in accordance with Section 9.1, by execution of an assignment substantially in the form of Attachment B. Subject to Section 9.1 above and upon providing the Company with written notice, the Initial Holder, any such Person and any subsequent Holder, may sell, assign or otherwise transfer all or part of this Warrant or the Exercise Shares issuable upon exercise of this Warrant to any other Person; provided that, in connection with any such sale, assignment or transfer, seller, assignor or transferee, as the case may be, will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and the Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). 9.3 Warrant Register. The Company shall keep and properly maintain at its principal executive office a register (the “Warrant Register”) for the registration of this Warrant and any transfers thereof. The Company may deem and treat the Person in whose name this Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of this Warrant effected in accordance with the provisions of this Warrant. 9.4 Removal of Restrictive Legends. Neither this Warrant nor any certificates evidencing Exercise Shares issuable or deliverable under or in connection with this Warrant shall contain any legend restricting the transfer thereof (including the legend set forth initially above) in any of the following (or substantially similar) circumstances: (i) following a sale of the Exercise Shares pursuant to a registration statement covering the sale or resale of Exercise Shares is effective under the Securities Act, (ii) following any sale of this certificate or any Exercise Shares issued or delivered to the Holder under or in connection herewith pursuant to Rule 144, (iii) following the sale of the Warrant or the Exercise Shares pursuant to clause (b)(1) of Rule 144 or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC) (collectively, the “Unrestricted Conditions”). If the Unrestricted Conditions are met at the time of issuance of this Warrant or any Exercise Shares, as the case may be, then such instrument shall be issued free of all legends. The Holder agrees that the removal of the restrictive legend from this Warrant or any Exercise Shares pursuant to either an effective registration statement or otherwise pursuant to the requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, is necessary and appropriate and that if such securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

13 sf-4117012 10. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone. 11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by email if sent during normal business hours of the recipient, if not, then on the next business day, in each case confirmed by subsequent telephone notice of such email, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the Company and Holder at the respective address listed on the signature page hereto or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other party hereto. 12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein. 13. AMENDMENT. This Warrant may not be modified or amended, nor may any provisions hereof be waived, without the prior written consent of both the Company and the Holder. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. 14. NO THIRD-PARTY BENEFICIARIES. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted transferees and assigns, and nothing herein, express or implied is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant. 15. GOVERNING LAW. All rights and obligations hereunder shall be governed by the laws of the State of New York (without giving effect to principles of conflicts or choices of law that would cause the application of any other laws). All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in the City of New York, Borough of Manhattan, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts. [SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE TO WARRANT] IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first above written. THE WE COMPANY By: Name: Title: Address: The We Company 115 W. 18th Street, Floor 6 New York, NY 10011 Attention: Jared DeMatteis AGREED AND ACCEPTED: SOFTBANK GROUP CORP. By: Name: Title: Address: SoftBank Group Corp. Tokyo Shiodome Bldg. 1-9-1 Higashi-shimbashi Minato-ku, Tokyo 105-7303 Attention: Chief Legal Officer, Head of Legal Unit SoftBank Group Corp. SB Group US, Inc. 1 Circle Star Way, Floor 4 San Carlos, CA 94070 Attention: SBGI Legal

sf-4117012 SCHEDULE 4.3 [See attached]

[ATTACHMENT A – NOTICE OF EXERCISE] sf-4117012 ATTACHMENT A NOTICE OF EXERCISE TO: THE WE COMPANY (THE “COMPANY”) (1) Reference is made to the Warrant to Purchase Series H-3 Convertible Preferred Stock and Series H-4 Convertible Preferred Stock (Warrant No. H-3-4), dated December 27, 2019, issued by the Company to the undersigned (the “Warrant”). (2) The undersigned hereby elects to purchase the following shares: __________ shares of Series H-3 Preferred Stock __________ shares of Series H-4 Preferred Stock and/or __________ shares of Common Stock of the Company (collectively, the “Purchased Shares”) pursuant to the terms of the Warrant, and tenders herewith, in payment of the exercise price in full, together with all applicable transfer taxes, if any, the following: (a) $__________ (by wire transfer as provided for pursuant to the Warrant); and/or (b) a Warrant for __________ Purchased Shares (pursuant to a Cashless Exercise in accordance with Section 2.3 of the Warrant) (check here if the undersigned desires to deliver a Warrant for an unspecified number of shares equal to the number sufficient to effect a Cashless Exercise [___]). (3) Please issue a certificate or certificates representing said Purchased Shares in the name of the undersigned or in such other name as is specified below: _____________________________ (Name) _____________________________ _____________________________ (Address) (4) The undersigned represents that (i) the aforesaid Purchased Shares are being acquired for the account of the undersigned for investment and not with a current view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned has sufficient information about the Company to reach an informed and knowledgeable decision regarding his, her or its investment in the Company; (iii) the undersigned has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the Purchased Shares issuable upon exercise of this Warrant have not been registered under

[ATTACHMENT A – NOTICE OF EXERCISE] sf-4117012 the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid Purchased Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid Purchased Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or such disposition is made pursuant to an exemption from registration under the Securities Act. (5) If the shares issuable upon this exercise of the Warrant are not all of the Purchased Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to: _________________________________________ (Please print name) _________________________________________ _________________________________________ (Please print address) _________________________________________ (Please print social security or federal employer identification number (if applicable)) Name of Holder (print): (Signature): (By:) (Title:) Dated:

[ATTACHMENT B – FORM OF ASSIGNMENT] sf-4117012 ATTACHMENT B FORM OF ASSIGNMENT Reference is made to the Warrant to Purchase Series H-3 Convertible Preferred Stock and Series H-4 Convertible Preferred Stock (Warrant No. H-3-4), dated December 27, 2019, issued by The We Company to the undersigned (the “Warrant”). FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to each assignee set forth below all of the rights and obligations of the undersigned under the Warrant to acquire the number of shares of Series H-3 Convertible Preferred Stock, Series H-4 Convertible Preferred Stock and/or Common Stock, as applicable, set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares issuable upon exercise of the Warrant: Name of Assignee Address Number of Shares If the total of the Exercise Shares (as defined in the Warrant) are not all of the shares of Series H- 3 Convertible Preferred Stock, Series H-4 Convertible Preferred Stock or Common Stock evidenced by the foregoing Warrant, the undersigned requests that a new warrant evidencing the right to acquire the Exercise Shares not so assigned be issued in the name of and delivered to the undersigned. Name of Holder (print): (Signature): (By:) (Title:) Dated:

WEIL:\97324005\1\99910.5702 EXHIBIT B FORM OF INDENTURE

SENIOR NOTES INDENTURE Dated as of [•] Among WEWORK COMPANIES LLC, WEWORK CO INC., THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee 5.00% SENIOR NOTES DUE [•]1 1 To be five years from the date of the first closing.

TABLE OF CONTENTS Page ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE ............................................... 1  Section 1.01  Definitions ............................................................................................................. 1  Section 1.02  Other Definitions ................................................................................................. 33  Section 1.03  Rules of Construction .......................................................................................... 34  Section 1.04  Acts of Holders .................................................................................................... 35  ARTICLE 2 THE NOTES .......................................................................................................................... 37  Section 2.01  Form and Dating; Terms ...................................................................................... 37  Section 2.02  Execution and Authentication .............................................................................. 38  Section 2.03  Registrar and Paying Agent ................................................................................. 38  Section 2.04  Paying Agent to Hold Money in Trust ................................................................. 39  Section 2.05  Holder Lists ......................................................................................................... 39  Section 2.06  Transfer and Exchange ........................................................................................ 39  Section 2.07  Replacement Notes .............................................................................................. 40  Section 2.08  Outstanding Notes................................................................................................ 40  Section 2.09  Treasury Notes ..................................................................................................... 41  Section 2.10  Temporary Notes ................................................................................................. 41  Section 2.11  Cancellation ......................................................................................................... 41  Section 2.12  Defaulted Interest ................................................................................................. 41  Section 2.13  CUSIP and ISIN Numbers ................................................................................... 42  ARTICLE 3 REDEMPTION ...................................................................................................................... 42  Section 3.01  Notices to Trustee ................................................................................................ 42  Section 3.02  Selection of Notes to Be Redeemed or Purchased ............................................... 42  Section 3.03  Notice of Redemption .......................................................................................... 43  Section 3.04  Effect of Notice of Redemption ........................................................................... 44  Section 3.05  Deposit of Redemption or Purchase Price ........................................................... 44  Section 3.06  Notes Redeemed or Purchased in Part ................................................................. 45  Section 3.07  Optional Redemption ........................................................................................... 45  Section 3.08  Mandatory Redemption; Open Market Purchases ............................................... 46  Section 3.09  Offers to Repurchase by Application of Excess Proceeds ................................... 46  ARTICLE 4 COVENANTS ....................................................................................................................... 47  Section 4.01  Payment of Notes ................................................................................................. 47  Section 4.02  Maintenance of Office or Agency........................................................................ 48  Section 4.03  [Reserved] ............................................................................................................ 48  Section 4.04  Stay, Extension and Usury Laws ......................................................................... 48  Section 4.05  Corporate Existence ............................................................................................. 48  Section 4.06  Reports and Other Information ............................................................................ 49  Section 4.07  Compliance Certificate ........................................................................................ 51  Section 4.08  Limitation on Restricted Payments ...................................................................... 52  Section 4.09  Limitation on Indebtedness .................................................................................. 57  Section 4.10  Limitation on Liens .............................................................................................. 63

-ii- Section 4.11  Future Guarantors ................................................................................................ 64  Section 4.12  Limitation on Restrictions on Distribution From Restricted Subsidiaries ........... 64  Section 4.13  Designation of Restricted and Unrestricted Subsidiaries ..................................... 66  Section 4.14  Transactions with Affiliates ................................................................................. 67  Section 4.15  Offer to Repurchase Upon Change of Control .................................................... 69  Section 4.16  Asset Dispositions................................................................................................ 70  Section 4.17  Effectiveness of Covenants .................................................................................. 73  ARTICLE 5 SUCCESSORS ....................................................................................................................... 74  Section 5.01  Merger, Consolidation or Sale of All or Substantially All Assets ....................... 74  Section 5.02  Successor Entity Substituted ................................................................................ 75  ARTICLE 6 DEFAULTS AND REMEDIES ............................................................................................. 76  Section 6.01  Events of Default ................................................................................................. 76  Section 6.02  Acceleration ......................................................................................................... 78  Section 6.03  Other Remedies ................................................................................................... 79  Section 6.04  Waiver of Past Defaults ....................................................................................... 79  Section 6.05  Control by Majority ............................................................................................. 79  Section 6.06  Limitation on Suits............................................................................................... 80  Section 6.07  Rights of Holders to Receive Payment ................................................................ 80  Section 6.08  Collection Suit by Trustee ................................................................................... 80  Section 6.09  Restoration of Rights and Remedies .................................................................... 80  Section 6.10  Rights and Remedies Cumulative ........................................................................ 81  Section 6.11  Delay or Omission Not Waiver ........................................................................... 81  Section 6.12  Trustee May File Proofs of Claim ....................................................................... 81  Section 6.13  Priorities ............................................................................................................... 81  Section 6.14  Undertaking for Costs .......................................................................................... 82  ARTICLE 7 TRUSTEE .............................................................................................................................. 82  Section 7.01  Duties of Trustee .................................................................................................. 82  Section 7.02  Rights of Trustee .................................................................................................. 83  Section 7.03  Individual Rights of Trustee ................................................................................ 84  Section 7.04  Trustee’s Disclaimer ............................................................................................ 84  Section 7.05  Notice of Defaults ................................................................................................ 85  Section 7.06  Compensation and Indemnity .............................................................................. 85  Section 7.07  Replacement of Trustee ....................................................................................... 86  Section 7.08  Successor Trustee by Merger, etc. ....................................................................... 87  Section 7.09  Eligibility; Disqualification ................................................................................. 87  Section 7.10  Preferential Collection of Claims Against the Company ..................................... 87  ARTICLE 8 LEGAL DEFEASANCE AND COVENANT DEFEASANCE ............................................ 87  Section 8.01  Option to Effect Legal Defeasance or Covenant Defeasance .............................. 87  Section 8.02  Legal Defeasance and Discharge ......................................................................... 87  Section 8.03  Covenant Defeasance ........................................................................................... 88  Section 8.04  Conditions to Legal or Covenant Defeasance ...................................................... 89  Section 8.05  Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions .................................................................................... 90

Section 8.06	Repayment to the Company	90
Section 8.07	Reinstatement	90
ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER		91
Section 9.01	Without Consent of Holders	91
Section 9.02	With Consent of Holders	92
Section 9.03	Revocation and Effect of Consents	93
Section 9.04	Notation on or Exchange of Notes	93
Section 9.05	Trustee to Sign Amendments, etc.	94
ARTICLE 10 GUARANTEES		94
Section 10.01	Guarantee	94
Section 10.02	Limitation on Guarantor Liability	95
Section 10.03	Execution and Delivery	96
Section 10.04	Subrogation	96
Section 10.05	Benefits Acknowledged	96
Section 10.06	Release of Note Guarantees	96
ARTICLE 11 SATISFACTION AND DISCHARGE		97
Section 11.01	Satisfaction and Discharge	97
Section 11.02	Application of Trust Money	98
ARTICLE 12 MISCELLANEOUS		98
Section 12.01	Notices	99
Section 12.02	Certificate and Opinion as to Conditions Precedent	100
Section 12.03	Statements Required in Certificate or Opinion	100
Section 12.04	Rules by Trustee and Agents	101
Section 12.05	No Personal Liability of Directors, Officers, Employees, Members, Partners and Stockholders	101
Section 12.06	Governing Law	101
Section 12.07	Waiver of Jury Trial; Consent to Jurisdiction	101
Section 12.08	Force Majeure	102
Section 12.09	No Adverse Interpretation of Other Agreements	102
Section 12.10	Successors	102
Section 12.11	Severability	102
Section 12.12	Counterpart Originals	102
Section 12.13	Table of Contents, Headings, etc.	102
Section 12.14	Facsimile and PDF Delivery of Signature Pages	102
Section 12.15	U.S.A. PATRIOT Act	103
Section 12.16	Payments Due on Non-Business Days	103

Appendix A	Provisions Relating to the Notes
Exhibit A	Form of Note
Exhibit B	Form of Institutional Accredited Investor Transferee Letter of Representation
Exhibit C	Form of Supplemental Indenture to Be Delivered by Subsequent Guarantors

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INDENTURE, dated as of [•], among WeWork Companies LLC, a limited liability company incorporated under the laws of Delaware (the “Company”), WeWork CO Inc., a Delaware corporation (the “Co-Obligor”), the Guarantors listed on the signature pages hereto and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States, as Trustee. W I T N E S S E T H WHEREAS, the Company has duly authorized the creation and issue from time to time of up to $2,200,000,000 aggregate principal amount of 5.00% Senior Notes due [•] (the “Initial Notes”); and WHEREAS, the Guarantors have duly authorized the execution and delivery of this Indenture. NOW, THEREFORE, the Company, the Guarantors and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders of the Notes. ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE Section 1.01 Definitions. “Acquired Indebtedness” means, with respect to any specified Person, (1) Indebtedness, Disqualified Stock or Preferred Stock of any other Person or any of its Subsidiaries existing at the time such other Person is merged, consolidated or amalgamated with or into such specified Person or becomes a Restricted Subsidiary of such specified Person, (2) Indebtedness assumed in connection with the acquisition of assets from such Person, or (3) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person, in each case whether or not Incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary or such acquisition. Acquired Indebtedness shall be deemed to have been Incurred, with respect to clause (1) of the preceding sentence, on the date such Person is merged, consolidated or amalgamated with or into such specified Person or becomes a Restricted Subsidiary and, with respect to clauses (2) and (3) of the preceding sentence, on the date of consummation of such acquisition of assets. “Additional Assets” means: (1) any property, plant, equipment or other asset to be used by the Company or a Restricted Subsidiary in a Permitted Business; (2) the Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Company or a Restricted Subsidiary; or (3) Capital Stock constituting a minority interest in any Person that at such time is a Restricted Subsidiary; provided, however, that, in the case of clauses (2) and (3), such Restricted Subsidiary is primarily engaged in a Permitted Business.

-2- “Additional Notes” means additional Notes (other than the Initial Notes) issued from time to time under this Indenture in accordance with Section 2.01 and Section 4.09. “Adjusted EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: (1) plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of: (a) Consolidated Interest Expense; (b) Consolidated Income Taxes; (c) depreciation and amortization expense, including amortization of intangibles (including, but not limited to, goodwill) and organization costs; (d) impairment charges recorded in connection with the application of Accounting Standards Codification Topic 350, Intangibles—Goodwill and Other, or Topic 360, Property, Plant and Equipment; (e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business); (f) non-cash charges, non-cash expenses or non-cash losses for such period (excluding any such charge, expense or loss Incurred in the ordinary course of business that constitutes an accrual of, or a reserve for, cash charges for any future period, other than accruals for (i) straight-line rent expense on leases that include future rent escalations, (ii) asset retirement obligations, and (iii) other non-cash accruals included in consolidated rent expenses under GAAP, which may involve future cash charges), including any non-cash compensation expense and any expense related to the issuance of equity to non-employees for services rendered; (g) real estate commissions (in connection with the execution of leases) received in cash in such period to the extent not otherwise included in Consolidated Net Income for such period; (h) charges, costs, fees and expenses Incurred in connection with this Indenture, any acquisition, Investment, Asset Disposition or other disposition, and the Incurrence, issuance or amendment of any Indebtedness or Equity Interests, in each case whether or not such transaction is successful or consummated for such period; (i) any restructuring charges or expenses, integration costs or other business optimization charges or expenses; provided that the amounts referred to in this clause (i) shall not, in the aggregate, exceed 15.0% of Adjusted EBITDA Before Growth Investments in the most recent four consecutive fiscal quarters of the Company (calculated before giving effect to such amounts pursuant to this clause (i)); and (j) bonuses paid to executives in connection with any strategic transaction or offering of Equity Interests;

-3- (2) minus, without duplication and to the extent included in the statement of such Consolidated Net Income for such period, the sum of: (a) any non-cash items to the extent increasing such Consolidated Net Income(excluding any such items which represent the recognition of deferred revenue, the reversal of any accrual of, or reserve for, anticipated cash charges that reduced Adjusted EBITDA in any prior period, and any such items for which cash was received in a prior period that did not increase Adjusted EBITDA in any prior period); and (b) if Consolidated Income Taxes is a benefit, the amount of such benefit; (3) minus the aggregate amount of Investments made by the Company and its Restricted Subsidiaries in ChinaCo and its Restricted Subsidiaries during such period and outstanding at the end of such period; and (4) plus or minus, without duplication and to the extent reflected in such Consolidated Net Income for such period, the following items to be excluded for the purposes of calculating Adjusted EBITDA: (a) any income or loss from the early extinguishment of Indebtedness or early termination of Hedging Obligations or other derivative instruments; (b) any unrealized net gain or loss resulting in such period from Hedging Obligations and the application of Accounting Standards Codification Topic 815, Derivatives and Hedging; (c) any net income or loss included in the consolidated statement of operations with respect to non-controlling interests due to the application of Accounting Standards Codification Topic 810, Consolidation; (d) any net gain or loss resulting in such period from currency translation or remeasurement gains or losses pursuant to Accounting Standards Codification Topic 830, Foreign Currency Matters; (e) effects of adjustments (including the effects of such adjustments pushed down to the Company and its Restricted Subsidiaries) in any line item in such Person’s consolidated financial statements in such period pursuant to GAAP resulting from the application of purchase accounting in relation to any completed acquisition; and (f) the cumulative effect of a change in accounting principles; provided that the Adjusted EBITDA of ChinaCo and its Restricted Subsidiaries shall be excluded in computing Adjusted EBITDA to the extent otherwise included in computing Adjusted EBITDA. Notwithstanding the foregoing, clauses (1)(b) through (j) relating to amounts of a Restricted Subsidiary of a Person will be added to Consolidated Net Income to compute Adjusted EBITDA of such Person only to the extent (and in the same proportion) that the net income (loss) of such Restricted Subsidiary was included in calculating the Consolidated Net Income of such Person.

-4- “Adjusted EBITDA Before Growth Investments” means Adjusted EBITDA for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income or Adjusted EBITDA for such period, the sum of: (1) expenses Incurred before a location opens for member operations (as determined by the Company in good faith), including, but not limited to, rent expense, real estate and related taxes, common area maintenance charges, utilities, cleaning and personnel and related expenses, in each case of the type that could be recorded on the Reference Date under “Pre-opening community expenses” on the Company’s consolidated statement of operations for such period prepared in accordance with GAAP; plus (2) growth expenses, including, but not limited to, all non-capitalized development, warehousing and logistics-related expenses, non-capitalized personnel and related expenses for development, design, product, research, research and development, leasing, and real estate employees and other employees focused primarily on growth activities, cost of goods sold in connection with the Powered by We on-site office design and development solutions, expenses Incurred pursuing new markets and products, and expenses Incurred operating or incubating new product offerings or business lines (as determined by the Company in good faith), in each case of the type that could be recorded on the Reference Date under “Growth and new market development” on the Company’s consolidated statement of operations for such period prepared in accordance with GAAP plus any additional expense types that may be Incurred in the future in connection with any new products or services; plus (3) sales and marketing expenses, including, but not limited to, advertising costs, sales and marketing personnel and related expenses, member referral fees, and costs associated with strategic marketing events, in each case of the type that could be recorded on the Reference Date under “Sales and marketing” on the Company’s consolidated statement of operations for such period prepared in accordance with GAAP; plus (4) other operating expenses, including expenses related to costs of operating and providing goods and services by other businesses not directly attributable to the operation of the Company’s WeWork community product offerings and not related to other early-stage product offerings or business lines already accounted for in clause (2) above, in each case of the type that could be recorded on the Reference Date under “Other operating expenses” on the Company’s consolidated statement of operations for such period prepared in accordance with GAAP plus any similar types of expenses (as determined by the Company is good faith) that may be Incurred in the future in connection with additional businesses launched or acquired; minus (5) revenues recorded in “Other revenues” on the Company’s consolidated statement of operations for such period prepared in accordance with GAAP that are directly attributable to a particular location, product or service for which expenses are being included in clauses (1) through (4) above (as determined by the Company in good faith); provided that the amount of revenues included pursuant to this clause (5) shall not exceed the aggregate expenses included pursuant to clauses (1) through (4) in respect of such location, product or service; provided that the amounts described in clauses (1), (2), (3), (4) and (5) above recorded by ChinaCo and its Restricted Subsidiaries shall be excluded in computing Adjusted EBITDA Before Growth Investments to the extent otherwise included in computing Adjusted EBITDA Before Growth Investments. “Affiliate” of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”) when used with respect to any Person means

-5- possession, directly or indirectly, of the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. “Agent” means any Registrar or Paying Agent. “Applicable Premium” means, with respect to a Note on any date of redemption, the greater of: (1) 1.0% of the principal amount of such Note, and (2) the excess, if any, of (a) the present value as of such date of redemption of (i) the principal amount of such Note (assuming the final maturity date of such Note is [•]2) plus (ii) all required interest payments due on such Note through [•]3 (excluding accrued but unpaid interest to but excluding the date of redemption), computed using a discount rate equal to the Treasury Rate as of such date of redemption plus 50 basis points, over (b) the then outstanding principal amount of such Note. “Asset Disposition” means any direct or indirect (i) sale, lease (other than a lease entered into in the ordinary course of business (whether or not consistent with past practice)), transfer, issuance or other disposition, or a series of related sales, leases, transfers, issuances or dispositions that are part of a common plan, of shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares), property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Company or any of its Restricted Subsidiaries, including any disposition by means of a merger, consolidation or similar transaction. Notwithstanding the preceding, the following items shall not be deemed to be Asset Dispositions: (1) a disposition of assets by a Restricted Subsidiary to the Company or by the Company or a Restricted Subsidiary to a Restricted Subsidiary; (2) a disposition of Cash Equivalents in the ordinary course of business (whether or not consistent with past practice); (3) a disposition of an account receivable in connection with the collection or compromise thereof in the ordinary course of business (whether or not consistent with past practice); (4) a disposition of obsolete, surplus, damaged or worn-out assets or assets that are no longer useful in the conduct of the business of the Company and its Restricted Subsidiaries; (5) the disposition of all or substantially all of the assets of the Company in a manner permitted pursuant to Section 5.01 or any disposition that constitutes a Change of Control pursuant to this Indenture; (6) the sale or issuance of Capital Stock by a Restricted Subsidiary to the Company or to another Restricted Subsidiary; (7) the making of a Permitted Investment or a disposition that is permitted pursuant to Section 4.08; 2 Three months prior to the maturity date. 3 Three months prior to the maturity date.

-6- (8) dispositions of assets in a single transaction or a series of related transactions with an aggregate Fair Market Value of less than $25.0 million; (9) the creation of a Permitted Lien and dispositions in connection with Permitted Liens; (10) dispositions of receivables in connection with the compromise, settlement or collection thereof in the ordinary course of business (whether or not consistent with past practice) or in bankruptcy or similar proceedings and exclusive of factoring or similar arrangements; (11) the sale or issuance by a Restricted Subsidiary of Preferred Stock that is permitted by Section 4.09; (12) the licensing or sublicensing of intellectual property or other general intangibles and licenses, leases or subleases of other property in the ordinary course of business (whether or not consistent with past practice) which do not materially interfere with the business of the Company and its Restricted Subsidiaries, taken as a whole; (13) foreclosure on, or condemnation or expropriation of, assets and the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims; (14) the unwinding of any Hedging Obligations or Cash Management Obligations; (15) dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding agreements; (16) issuances, sales or pledges of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary; (17) dispositions of property consisting of tenant improvements at a location in connection with the termination of the lease for such location or cessation of operations at such location; (18) any financing transaction with respect to property built or acquired by the Company or any Restricted Subsidiary after the Issue Date, including, without limitation, Sale/Leaseback Transactions permitted by this Indenture; and (19) issuances of Equity Interests of ChinaCo to Affiliates of SoftBank Group Capital Limited on or prior to the fifth anniversary of the Issue Date pursuant to the anti-dilution provisions in connection with the transactions contemplated by the Share Purchase Agreement, dated April 11, 2018, as in effect on the Issue Date. “Asset Swap” means an exchange (or concurrent purchase and sale) of property, plant, equipment or other assets (including Capital Stock of a Restricted Subsidiary) of the Company or any of its Restricted Subsidiaries for Additional Assets of another Person. “Attributable Indebtedness” in respect of a Sale/Leaseback Transaction means, as at the time of determination, the present value (discounted at the interest rate implicit in the transaction) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale/Leaseback Transaction (including any period for which such lease has been extended), determined in accordance with GAAP; provided, however, that if such Sale/Leaseback Transaction results in a

-7- Capitalized Lease Obligation, the amount of Indebtedness represented thereby will be determined in accordance with the definition of “Capitalized Lease Obligations.” “Average Life” means, as of the date of determination, with respect to any Indebtedness, Disqualified Stock or Preferred Stock, the quotient obtained by dividing: (1) the sum of the products obtained by multiplying (a) the amount of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock by (b) the number of years (calculated to the nearest one-twelfth) from the date of determination to the date of such payment; by (2) the sum of the amounts of all such payments. [“Bank Facilities” means the Senior Credit Facility and the Letter of Credit Facility.]4 “Bankruptcy Law” means Title 11, U.S. Code, as amended, or any similar federal, state or foreign law for the relief of debtors. “beneficial ownership” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, and “beneficial owner” has a corresponding meaning. “Board of Directors” means: (1) with respect to a corporation, the Board of Directors of the corporation or any duly authorized committee of the Board of Directors; (2) with respect to a partnership, the Board of Directors of the general partner of the partnership; (3) with respect to a limited liability company, the managing member or members or any controlling committee of managing members thereof or Board of Directors or any duly authorized committee of the Board of Directors, as the case may be; and (4) with respect to any other Person, the board or committee of such Person serving a similar function. “Business Day” means any day that is not a Saturday, a Sunday or other day on which commercial banks in New York, New York and the Federal Reserve Bank of New York are authorized or required by applicable law to remain closed. “Capital Stock” of any Person means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership, membership interests (whether general or limited) or shares in the capital of a company; and (d) any other interest or participation that confers on a Person the right to receive a share of profits and losses of, or distribution of assets of, the issuing Person; provided that Capital Stock shall not include any debt securities that are convertible into or exchangeable for any combination of Capital Stock and/or cash. 4 Include previous LC facility to the extent in effect by the Issue Date.

-8- “Capitalized Lease Obligations” means an obligation that is or would be required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP. The amount of Indebtedness represented by such obligation will be the capitalized amount of such obligation on a balance sheet (excluding the footnotes thereto) at the time any determination thereof is to be made as determined in accordance with GAAP, and the Stated Maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty. For the avoidance of doubt, any lease entered into after the Reference Date that would have been classified as an operating lease pursuant to GAAP will be deemed not to represent a Capitalized Lease Obligation, regardless of any change in generally accepted accounting principles in the United States following the Reference Date that would otherwise require such lease to be re-characterized (on a prospective or retroactive basis or otherwise). “Cash Equivalents” means: (1) U.S. dollars, pounds sterling, euros (or any national currency of any country that is a member of the European Union), Canadian dollars or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business; (2) securities issued or directly and fully Guaranteed or insured by the U.S. government or any agency or instrumentality of the United States (provided that the full faith and credit of the United States is pledged in support thereof), having maturities of not more than two years from the date of acquisition; (3) marketable general obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of at least “A” or the equivalent thereof by S&P or Moody’s, or carrying an equivalent rating by another Rating Agency; (4) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank having combined capital and surplus in excess of $500.0 million; (5) repurchase obligations with a term of not more than 14 days for underlying securities of the types described in clauses (2), (3) and (4) entered into with any bank meeting the qualifications specified in clause (4) above; (6) commercial paper rated at the time of acquisition thereof at least “A-2” or the equivalent thereof by S&P or “P-2” or the equivalent thereof by Moody’s, or carrying an equivalent rating by another Rating Agency, and in any case maturing within one year after the date of acquisition thereof; (7) interests in any investment company or money market fund which invests 95% or more of its assets in instruments of the type specified in clauses (1) through (6) above; (8) securities with maturities of one year or less from the date of acquisition, which (or the unsecured unsubordinated debt securities of the issuer of which) are rated at least “A-” or “A-2” by S&P or “A3” or “P-2” by Moody’s, or carrying an equivalent rating by another Rating Agency; (9) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (4) of this definition;

-9- (10) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated “AA-” or better by S&P and “Aa3” or better by Moody’s or carry an equivalent rating by another Rating Agency and (iii) have portfolio assets of at least $500.0 million; and (11) in the case of any Foreign Subsidiary: (i) securities issued or directly and fully Guaranteed or insured by the sovereign nation, or any agency or instrumentality thereof, in which the Foreign Subsidiary operates in the ordinary course of business having maturities of not more than two years from the date of acquisition; provided that such securities are used by such Foreign Subsidiary in accordance with normal investment practices for cash management in investments of the type analogous to clauses (1) through (7) above; or (ii) investments of the type and maturity described in clauses (1) through (7) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from internationally recognized rating agencies; provided that such securities are used by such Foreign Subsidiary in accordance with normal investment practices for cash management in investments of the type analogous to clauses (1) through (7) above. “Cash Management Obligations” means obligations owed by the Company or any Guarantor to any lender or an Affiliate of a lender under a Debt Facility in respect of any services provided from time to time by any bank or other financial institution to the Company or any of its Subsidiaries in the ordinary course of business (whether or not consistent with past practice) in connection with operating, collections, payroll, trust or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft (so long as such overdraft is extinguished within 30 Business Days of Incurrence), depository, information reporting, lockbox, stop payment services, credit cards and p-cards (including commercial cards (including so-called “purchase cards,” “procurement cards” or “p-cards”)), credit card processing services, debit cards and stored value cards. For the avoidance of doubt, Cash Management Obligations do not include any obligations under Hedge Agreements. “Change of Control” means: (1) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that such person or group shall be deemed to have “beneficial ownership” of all shares that any such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Company or any of its direct or indirect parent companies (or their successors by merger, consolidation or purchase of all or substantially all of their assets); or (2) the merger or consolidation of the Company with or into another Person or the merger of another Person with or into the Company, unless the holders of a majority of the aggregate voting power of the Voting Stock of the Company, immediately prior to such transaction, hold securities of the surviving or transferee Person that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving or transferee Person; or (3) the direct or indirect sale, assignment, conveyance, transfer, lease or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company or any parent company of the Company and its Restricted Subsidiaries taken as a whole to any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than to the Company, any of its Restricted Subsidiaries or one or more Permitted Holders; or

-10- (4) the adoption by the holders of the Capital Stock of the Company or any direct or indirect parent company of the Company of a plan or proposal for the liquidation or dissolution of the Company or any such parent company. Notwithstanding the foregoing, a transaction shall not be deemed to involve a Change of Control if (i) the Company becomes a direct or indirect Wholly Owned Subsidiary of a company and (ii)(x) the direct or indirect holders of the Voting Stock of the ultimate parent company immediately following such transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to such transaction and (y) immediately following such transaction, no “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, is the “beneficial owner” (as defined in Rules 13d 3 and 13d 5 under the Exchange Act) of more than 50% of the total voting power of the Voting Stock of the ultimate parent company. “ChinaCo” means WeWork Greater China Holding Company B.V., so long as it remains a Restricted Subsidiary of the Company. “Code” means the U.S. Internal Revenue Code of 1986, as amended, and any successor statute. “Community Adjusted EBITDA” has the meaning set forth in the Offering Memorandum. “Company” means the party named as such in the first paragraph of this Indenture or any successor obligor to its obligations under this Indenture and the Notes pursuant to Article 5. “Consolidated Income Taxes” means, with respect to any Person for any period, taxes imposed upon such Person or any of its Restricted Subsidiaries, which taxes are calculated by reference to the income or profits or capital of such Person or any of its Restricted Subsidiaries (to the extent such income or profits were included in computing Consolidated Net Income for such period). “Consolidated Interest Expense” means, with respect to any Person for any period, the total interest expense of such Person and its Restricted Subsidiaries (to the extent such expense was included in computing Consolidated Net Income for such period): (1) plus, without duplication to the extent not included in such interest expense: (a) the interest component of any deferred payment obligations; (b) amortization of debt discount and premium (including the amortization of original issue discount resulting from the issuance of Indebtedness at less than par); provided, however, that any amortization of bond premium will be credited to reduce Consolidated Interest Expense unless, pursuant to GAAP, such amortization of bond premium has otherwise reduced Consolidated Interest Expense; (c) non-cash interest expense, but any non-cash interest income or expense attributable to the movement in the mark-to-market valuation of Hedging Obligations or other derivative instruments pursuant to GAAP shall be excluded from the calculation of Consolidated Interest Expense; (d) the interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries or secured by a Lien on assets of such

-11- Person or one of its Restricted Subsidiaries, in each case to the extent actually paid by such Person or one of its Restricted Subsidiaries; (e) interest expense of such Person and its Restricted Subsidiaries that was capitalized during such period; and (f) the product of (a) all dividends paid or payable, in cash, Cash Equivalents or Indebtedness or accrued during such period on any series of Disqualified Stock or on Preferred Stock of Non-Guarantor Subsidiaries (other than any non-cash Indebtedness paid or accrued on any Preferred Stock issued in reliance on Section 4.09(b)(19)) payable to a party other than the Company or a Wholly Owned Subsidiary, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state, provincial and local statutory tax rate of such Person, expressed as a decimal, in each case on a consolidated basis and in accordance with GAAP; (2) minus, without duplication and to the extent included in such interest expense: (a) the total interest income of such Person and its Restricted Subsidiaries (to the extent such income was included in computing Consolidated Net Income for such period); and (b) interest expense attributable to capitalized lease obligations (including Capitalized Lease Obligations) and the interest portion of rent expense associated with Attributable Indebtedness in respect of the relevant lease giving rise thereto; provided that the Consolidated Interest Expense of ChinaCo and its Restricted Subsidiaries and the amounts described in clauses (1) and (2) above relating to ChinaCo and its Restricted Subsidiaries shall be excluded in computing Consolidated Interest Expense to the extent otherwise included in computing Consolidated Interest Expense. For purposes of the foregoing, total interest expense will be determined (i) after giving effect to any net payments made or received by the Company and its Subsidiaries with respect to Specified Hedge Agreements and (ii) exclusive of amounts classified as other comprehensive income on the balance sheet of the Company. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (x) the Total Indebtedness of the Company and its Restricted Subsidiaries (other than the Total Indebtedness of ChinaCo and its Restricted Subsidiaries) as of the balance sheet date, to (y) Adjusted EBITDA of the Company and its Restricted Subsidiaries for the period of the most recent four consecutive fiscal quarters ending on the balance sheet date; provided, however, that: (1) if the Company or any Restricted Subsidiary: (a) has Incurred any Indebtedness (in each case in this clause (1)(a) or clause (1)(b), other than Indebtedness described in clause (5) of the definition thereof) since the balance sheet date that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Leverage Ratio is an Incurrence of Indebtedness, Indebtedness at the balance sheet date will be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been Incurred on the balance sheet date and the discharge of any other Indebtedness repaid,

-12- repurchased, redeemed, retired, defeased or otherwise discharged with the proceeds of such new Indebtedness will be calculated as if such discharge had occurred on the balance sheet date; or (b) has repaid, repurchased, redeemed, retired, defeased or otherwise discharged any Indebtedness since the beginning of such period that is no longer outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Leverage Ratio includes a discharge of Indebtedness (in each case, other than Indebtedness Incurred under any revolving Debt Facility unless such Indebtedness has been permanently repaid and the related commitment terminated and not replaced), Indebtedness as of the balance sheet date will be calculated after giving effect on a pro forma basis to such discharge of such Indebtedness, including with the proceeds of such new Indebtedness, as if such discharge had occurred on the balance sheet date; (2) if since the beginning of such period the Company or any Restricted Subsidiary will have made any Asset Disposition or disposed of or discontinued any company, division, operating unit, segment, business, group of related assets or line of business constituting discontinued operations (as determined in accordance with GAAP) or if the transaction giving rise to the need to calculate the Consolidated Leverage Ratio includes such an Asset Disposition: (a) the Adjusted EBITDA for such period will be reduced by an amount equal to the Adjusted EBITDA (if positive) directly attributable to the assets that are the subject of such disposition or discontinuation for such period or increased by an amount equal to the Adjusted EBITDA (if negative) directly attributable thereto for such period; and (b) if such transaction occurred after the date of such internal financial statements, Indebtedness at the end of such period will be reduced by an amount equal to the Indebtedness repaid, repurchased, redeemed, retired, defeased or otherwise discharged with the Net Available Cash of such Asset Disposition and the assumption of Indebtedness by the transferee; (3) if since the beginning of such period the Company or any Restricted Subsidiary (by merger or otherwise) will have made an Investment in any Restricted Subsidiary (or any Person that becomes a Restricted Subsidiary or is merged with or into the Company or a Restricted Subsidiary) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction causing a calculation to be made hereunder, which constitutes all or substantially all of a company, division, operating unit, segment, business or group of related assets or line of business, Adjusted EBITDA for such period and if such transaction occurred after the date of such internal financial statements, Indebtedness as of such balance sheet date will be calculated after giving pro forma effect thereto (including the Incurrence of any Indebtedness) as if such Investment or acquisition occurred on the first day of such period; and (4) if since the beginning of such period any Person (that subsequently became a Restricted Subsidiary or was merged with or into the Company or any Restricted Subsidiary since the beginning of such period) will have Incurred any Indebtedness or discharged any Indebtedness or made any disposition or any Investment or acquisition of assets that would have required an adjustment pursuant to clause (1), (2) or (3) above if made by the Company or a Restricted Subsidiary during such period, Adjusted EBITDA for such period and, if such transaction occurred after the balance sheet date,

-13- Indebtedness as of the balance sheet date will be calculated after giving pro forma effect thereto as if such transaction occurred on the first day of such period or as of the balance sheet date, as applicable. The pro forma calculations will be determined in good faith by a responsible financial or accounting Officer of the Company (including pro forma expense and cost reductions, regardless of whether such expense and costs reductions are calculated on a basis consistent with Regulation S-X under the Securities Act or any other regulation or order of the SEC related thereto). If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness will be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Specified Hedge Agreement applicable to such Indebtedness if such Specified Hedge Agreement has a remaining term in excess of 12 months). If any Indebtedness that is being given pro forma effect bears an interest rate at the option of the Company, the interest rate shall be calculated by applying such optional rate chosen by the Company. In making any pro forma calculation, the amount of Indebtedness under any revolving Debt Facility outstanding on the date of determination (other than any Indebtedness Incurred under such facility in connection with the transaction giving rise to the need to calculate the Consolidated Leverage Ratio) will be deemed to be: (1) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (2) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation. “Consolidated Net Income” means, for any period, the net income (loss) of the Company and its consolidated Restricted Subsidiaries determined on a consolidated basis in accordance with GAAP; provided, however, that there shall not be included in such Consolidated Net Income on an after- tax basis: (1) any net income (loss) of any Person if such Person is not a Restricted Subsidiary or that is accounted for by the equity method of accounting, except that: (a) the Company’s equity in the net income of any such Person for such period will be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Company or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary, to the limitations contained in clause (2) below); and (b) the Company’s equity in a net loss of any such Person (other than an Unrestricted Subsidiary) for such period will be included in determining such Consolidated Net Income to the extent such loss has been funded with cash from the Company or a Restricted Subsidiary; and (2) any net income (but not loss) of any Restricted Subsidiary (other than a Guarantor) if such Restricted Subsidiary is subject to prior government approval (that has not been obtained or cannot be obtained other than pursuant to customary filings) or other restrictions due to the operation of its charter or any agreement, instrument, judgment, decree, order statute, rule or government regulation (which have not been waived), directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Company, except that:

-14- (a) the Company’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company or another Restricted Subsidiary as a dividend (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause); and (b) the Company’s equity in a net loss of any such Restricted Subsidiary for such period will be included in determining such Consolidated Net Income. “Consolidated Secured Leverage Ratio” means, as of any date of determination so long as Adjusted EBITDA is positive, the ratio of (1) Secured Indebtedness of the Company and its Restricted Subsidiaries (other than the Secured Indebtedness of ChinaCo and its Restricted Subsidiaries) as of the balance sheet date to (2) Adjusted EBITDA of the Company and its Restricted Subsidiaries for the period of the most recent four consecutive fiscal quarters ending on the balance sheet date. The Consolidated Secured Leverage Ratio shall be adjusted on a pro forma basis in a manner consistent with the definition of “Consolidated Leverage Ratio” (including for acquisitions). “Consolidated Total Assets” means, as of any date of determination, the total amount of assets of the Company and its Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Company or such other Person prepared on a consolidated basis in accordance with GAAP that is available. For the avoidance of doubt, with respect to any operating lease in existence on the Reference Date and any lease entered into after the Reference Date that would have been classified as an operating lease pursuant to GAAP, no related right-of-use asset or other related asset recorded on the consolidated balance sheet of the Company shall be included in Consolidated Total Assets. “Corporate Trust Office of the Trustee” shall be at the address of the Trustee specified in Section 12.01 or such other address as to which the Trustee may give notice to the Holders and the Company. “Custodian” means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto. “Debt Facility” means one or more debt facilities (including, without limitation, the Senior Credit Facility), credit facilities, commercial paper facilities, indentures and other agreements with banks, institutional lenders, purchasers, investors, trustees or agents providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables), or letters of credit, surety or performance bonds or issuances of debt securities evidenced by notes, debentures, bonds or similar instruments, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (and without limitation as to terms, conditions, covenants and other provisions and whether or not with the original administrative agent, banks, institutional lenders, purchasers, investors, trustees or agents). “Default” means any event that is, or after notice or passage of time or both would be, an Event of Default. “Definitive Note” means a certificated Initial Note or Additional Note (bearing the Restricted Notes Legend if the transfer of such Note is restricted by applicable law) that does not include the Global Notes Legend.

-15- “Depositary” means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 as the Depositary with respect to the Notes, and any and all successors thereto appointed as Depositary hereunder and having become such pursuant to the applicable provision of this Indenture. “Designated Non-cash Consideration” means non-cash consideration received by the Company or one of its Restricted Subsidiaries in connection with an Asset Disposition that is designated by the Company as Designated Non-cash Consideration pursuant to an Officer’s Certificate setting forth the basis of such valuation, less the amount of cash received in connection with a subsequent sale, redemption or payment of, on or with respect to such Designated Non-cash Consideration, which cash shall be considered Net Available Cash received as of such date and shall be applied pursuant to Section 4.16. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition: (1) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (2) is convertible into or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock which is convertible or exchangeable solely at the option of the Company or a Restricted Subsidiary (it being understood that upon such conversion or exchange it shall be an Incurrence of such Indebtedness or Disqualified Stock)); or (3) is redeemable at the option of the holder of the Capital Stock in whole or in part, in each case on or prior to the date 91 days after the earlier of the final maturity date of the Notes or the date the Notes are no longer outstanding; provided, however, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date will be deemed to be Disqualified Stock; provided, further, that any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company or its Restricted Subsidiaries to repurchase such Capital Stock upon the occurrence of a Change of Control or Asset Disposition (each defined in a substantially similar manner to the corresponding definitions in this Indenture, as determined by the Company in good faith) shall not constitute Disqualified Stock if the terms of such Capital Stock (and all such securities into which it is convertible or exchangeable or for which it is redeemable) provide that the Company or its Restricted Subsidiaries, as applicable, are not required to repurchase or redeem any such Capital Stock (and all such securities into which it is convertible or exchangeable or for which it is redeemable) pursuant to such provision prior to compliance by the Company with the provisions of Section 4.15 and Section 4.16 and such repurchase or redemption does not violate Section 4.08. “DTC” means the Depository Trust Company. “Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock). “Equity Offering” means a public or private offering for cash by the Company or any direct or indirect parent company of the Company, as applicable, of its Equity Interests, other than (1) public offerings with respect to the Company’s or any such direct or indirect parent’s, as applicable,

-16- Capital Stock, or options, warrants or rights, registered on Form S-4 or S-8, (2) an issuance to any Subsidiary or (3) any offering of Capital Stock issued in connection with a transaction that constitutes a Change of Control. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Equity Proceeds” means (i) the Net Cash Proceeds received by the Company from the issue or sale (other than to a Subsidiary of the Company or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Company or any Subsidiary) of its Equity Interests (other than Disqualified Stock) or other capital contributions, in each case designated as Excluded Equity Proceeds in an Officer’s Certificate on, prior to or promptly after the date such Equity Interests are sold or such capital contributions are made, as the case may be and (ii) amounts designated prior to the Issue Date as “Excluded Equity Proceeds” under the Existing Indenture. “Existing Indenture” means that certain indenture, dated as of April 30, 2018, by and among the Company, the Co-Obligor, the guarantors listed therein and Wells Fargo Bank, National Association, as amended and supplemented from time to time, relating to the Existing Notes. “Existing Notes” means Company’s 7.875% Senior Notes due 2025 “Fair Market Value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by any Officer of the Company in good faith; provided that, except as otherwise provided in this Indenture, if the fair market value exceeds $25.0 million, such determination shall be made by the Board of Directors of the Company or an authorized committee thereof, or the Board of Directors or authorized committee of the applicable Restricted Subsidiary, in good faith. “Fitch” means Fitch Ratings, Inc. or any successor to its rating agency business. “Foreign Subsidiary” means any Restricted Subsidiary that is not organized under the laws of the United States or any state thereof or the District of Columbia. “GAAP” means generally accepted accounting principles in the United States as in effect as of the Reference Date, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. Unless otherwise specified, all ratios and computations, contained in this Indenture will be computed in conformity with GAAP, except that in the event the Company is acquired in a transaction that is accounted for using purchase accounting, the effects of the application of purchase accounting shall be disregarded in the calculation of such ratios and other computations contained in this Indenture. “Government Authority” means any government department, ministry, cabinet, commission, board, bureau, agency, tribunal, regulatory authority, instrumentality, judicial legislative or administrative body or entity, domestic or foreign, regional, provincial or local, having or exercising jurisdiction over the matter or matters in question. “Government Securities” means securities that are (1) direct obligations of the United States for the timely payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally Guaranteed as a full faith and credit obligation of the United States,

-17- which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depositary receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depositary receipt. “Guarantee” means (1) any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and (2) any obligation, direct or indirect, contingent or otherwise, of such Person: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise); or (b) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantor” means each Restricted Subsidiary in existence on the Issue Date that provides a Note Guarantee on the Issue Date (and any other Restricted Subsidiary that provides a Note Guarantee after the Issue Date); provided that upon release or discharge of such Restricted Subsidiary from its Note Guarantee in accordance with this Indenture, such Restricted Subsidiary ceases to be a Guarantor. “Guarantor Subordinated Obligation” means, with respect to a Guarantor, any Indebtedness of such Guarantor (whether outstanding on the Issue Date or thereafter Incurred) that is expressly subordinated pursuant to its terms in right of payment to the obligations of such Guarantor under its Note Guarantee. “Hedge Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Subsidiaries shall be a “Hedge Agreement.” “Hedging Obligations” of any Person means the obligations of such Person pursuant to any Hedge Agreement. “Holder” means a Person in whose name a Note is registered on the Registrar’s books. “Incur” means issue, create, assume, Guarantee, incur or otherwise become liable for; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) will be

-18- deemed to be Incurred by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary; and the terms “Incurred” and “Incurrence” have meanings correlative to the foregoing. “Indebtedness” means, with respect to any Person on any date of determination (without duplication): (1) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money; (2) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (3) the principal component of all obligations of such Person in respect of letters of credit, surety or performance bonds, bank guarantees, bankers’ acceptances or other similar instruments (including reimbursement obligations with respect thereto except to the extent such reimbursement obligation relates to a trade payable and such obligation is satisfied within 60 days of Incurrence); (4) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property, which purchase price is due after the date of placing such property in service or taking delivery and title thereto, except (a) any such balance that constitutes a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business (whether or not consistent with past practice), and (b) any earn-out obligation until the amount of such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP; (5) Capitalized Lease Obligations and all Attributable Indebtedness of such Person (whether or not such Attributable Indebtedness would appear on the balance sheet of such Person in accordance with GAAP); and (6) the greater of the maximum mandatory redemption or repurchase price (not including, in either case, any redemption or repurchase premium) or the principal component or liquidation preference of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Non-Guarantor Subsidiary, any Preferred Stock (but excluding, in each case, any accrued dividends), if and to the extent that any of the preceding items in clauses (1) through (6) (other than letters of credit, surety or performance bonds, bank guarantees, bankers’ acceptances or other similar instruments, Attributable Indebtedness and Hedging Obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP; (7) the principal component of all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness will be the lesser of (a) the Fair Market Value of such asset at such date of determination and (b) the amount of such Indebtedness of such other Persons; (8) the principal component of Indebtedness of other Persons to the extent Guaranteed by such Person (whether or not such items would appear on the balance sheet of such Person in accordance with GAAP); (9) to the extent not otherwise included in this definition, net obligations of such Person under Hedging Obligations (the amount of any such obligations to be equal at any time to the

-19- termination value of such agreement or arrangement giving rise to such Obligation that would be payable by such Person at such time); and (10) to the extent not otherwise included in this definition, the amount of obligations outstanding under the legal documents entered into as part of a securitization transaction or series of securitization transactions that would be characterized as principal if such transaction were structured as a secured lending transaction rather than as a purchase relating to a securitization transaction or series of securitization transactions. For the avoidance of doubt, any operating lease in existence on the Reference Date and any lease entered into after the Reference Date that would have been classified as an operating lease pursuant to GAAP, and any Guarantee thereof, shall not be deemed to be “Indebtedness.” Notwithstanding the foregoing, money borrowed and set aside at the time of the Incurrence of any Indebtedness in order to pre-fund the payment of interest on such Indebtedness shall not be deemed to be “Indebtedness”; provided that such money is held to secure the payment of such interest. The amount of any Indebtedness outstanding as of any date shall (i) be the accreted value thereof in the case of any Indebtedness issued with original issue discount or the aggregate principal amount outstanding in the case of Indebtedness issued with interest payable in kind and (ii) include any interest (or in the case of Preferred Stock, dividends) thereon that is more than 30 days past due. Except to the extent provided in the preceding sentence, the amount of any Indebtedness that is convertible into or exchangeable for Capital Stock of the Company outstanding as of any date shall be deemed to be equal to the principal and premium, if any, in respect of such Indebtedness, notwithstanding the provisions of GAAP (including Accounting Standards Codification Topic 470-20, Debt-Debt with Conversion and Other Options). “Indenture” means this Indenture, as amended or supplemented from time to time. “Initial Notes” has the meaning set forth in the recitals hereto. “Interest Payment Date” means February 1 and August 1 of each year to the Stated Maturity of the Notes. “Investment” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including by way of Guarantee), capital contributions or advances (other than accounts receivable, trade credit, advances to customers, commission, travel, moving and similar advances in the ordinary course of business (whether or not consistent with past practice)), purchases or other acquisitions for consideration of Equity Interests, Indebtedness or other similar instruments issued by such Person and all other items that are or would be classified as investments on a balance sheet (excluding the footnotes thereto) of the Company prepared in accordance with GAAP and in the same manner as the other investments included in this definition to the extent such transactions involve the transfer of cash or property; provided that none of the following will be deemed to be an Investment: (1) Hedging Obligations entered into in the ordinary course of business (whether or not consistent with past practice) and in compliance with this Indenture; (2) endorsements of negotiable instruments and documents in the ordinary course of business (whether or not consistent with past practice); and

-20- (3) an acquisition of assets, Capital Stock or other securities by the Company or a Subsidiary for consideration to the extent such consideration consists of Capital Stock of the Company. For purposes of Section 4.08 and Section 4.13: (1) “Investment” shall include the portion (proportionate to the Company’s equity interest in a Restricted Subsidiary that is to be designated an Unrestricted Subsidiary) of the Fair Market Value of the net assets of such Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary; provided, however, that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Company will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (a) the Company’s aggregate “Investment” in such Subsidiary as of the time of such redesignation less (b) the portion (proportionate to the Company’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time that such Subsidiary is so redesignated a Restricted Subsidiary; (2) any property transferred to or from an Unrestricted Subsidiary will be valued at its Fair Market Value at the time of such transfer; and (3) if the Company or any Restricted Subsidiary sells or otherwise disposes of any Voting Stock of any Restricted Subsidiary such that, after giving effect to any such sale or disposition, such entity is no longer a Subsidiary of the Company, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the Fair Market Value of the Capital Stock of such Subsidiary not sold or disposed of. The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash or Cash Equivalents by the Company or any Restricted Subsidiary in respect of such Investment. “Investment Grade Rating” means a rating equal to or higher than the following ratings by any two of Moody’s, S&P or Fitch: Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P and/or BBB- (or the equivalent) by Fitch, or any other equivalent rating by any Rating Agency, in each case, with a stable or better outlook. “Investor” means (a) Adam Neumann, Miguel McKelvey, Benchmark Capital Partners VII (AIV), L.P., DAG Holdings, We Holdings LLC (so long as the majority of the equity interests of We Holdings LLC are beneficially owned by persons who are otherwise Investors), JP Morgan Holdings, SoftBank Group Capital Limited, and SBWW Investments Limited, (b) any Affiliate of any such Person, (c) any trust or partnership created solely for the benefit of any natural person listed in clause (a) and/or members of the family of any natural person listed in clause (a), and (d) any Person where the voting of shares of Capital Stock of the Company is controlled by any of the foregoing. “Issue Date” means [•]5. “LC Facility” means one or more Debt Facilities (including, without limitation, the Letter of Credit Facility) under which letters of credit, surety or performance bonds, bankers’ acceptances or similar instruments may be issued for the benefit of the Company and any Restricted Subsidiary, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (and without limitation as to terms, conditions, covenants and other provisions and whether or not 5 First date on which Notes will be issued pursuant to this Indenture.

-21- with the original administrative agent, banks, institutional lenders, purchasers, investors, trustees or agents). “Letter of Credit Facility” means the letter of credit facility established under the Credit Agreement, dated as of December 26, 2019, by and among the Company and SoftBank Group Corp., as co-obligors, the issuing creditors and L/C participants party thereto and Goldman Sachs International Bank, as administrative agent, as amended from time to time, and any other Debt Facility that the Company or any Restricted Subsidiary may enter into from time to time under which letters of credit, surety or performance bonds, bankers’ acceptances or similar instruments may be issued for the benefit of the Company or any Restricted Subsidiary, and as such agreement may be further amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (including increasing the amount of the commitments thereunder; provided that such additional Indebtedness is Incurred in accordance with Section 4.09). “Lien” means, with respect to any asset, any mortgage, lien, pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof or sale/leaseback, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease or any lease entered into after the Reference Date that would have been classified as an operating lease pursuant to GAAP be deemed to constitute a Lien. “Minimum Growth-Adjusted EBITDA” means Adjusted EBITDA Before Growth Investments of the Company and its Restricted Subsidiaries in an amount at least equal to: (1) $500.0 million for any applicable Investment or Incurrence from January 1, 2020 through December 31, 2020; (2) $1,000.0 million for any applicable Investment or Incurrence from January 1, 2021 through December 31, 2021; and (3) $2,000.0 million for any applicable Investment or Incurrence from and after January 1, 2022, in each case, calculated for the most recent four consecutive fiscal quarters for which internal financial statements prepared on a consolidated basis in accordance with GAAP are available. “Minimum Liquidity” means Unrestricted Cash of the Company and its Restricted Subsidiaries (other than the Unrestricted Cash of ChinaCo and its Restricted Subsidiaries) in an amount equal to at least: (1) 0.7 times Total Indebtedness of the Company and its Restricted Subsidiaries (other than the Total Indebtedness of ChinaCo and its Restricted Subsidiaries) for any applicable Investment or Incurrence from January 1, 2019 through December 31, 2019; (2) 0.3 times Total Indebtedness of the Company and its Restricted Subsidiaries (other than the Total Indebtedness of ChinaCo and its Restricted Subsidiaries) for any applicable Investment or Incurrence from January 1, 2020 through December 31, 2020; and (3) $0 for any applicable Investment or Incurrence from and after January 1, 2021,

-22- in each case, calculated as of the end of the most recent fiscal quarter for which internal financial statements prepared on a consolidated basis in accordance with GAAP are available. “Moody’s” means Moody’s Investors Service, Inc. or any successor to its rating agency business. “Net Available Cash” from an Asset Disposition means cash payments received (including any cash received from the sale or other disposition of any Designated Non-cash Consideration received as consideration in such Asset Disposition, but only as and when received) therefrom, in each case net of: (1) fees, out-of-pocket expenses and other direct costs relating to such Asset Disposition and the sale or other disposition of such Designated Non-cash Consideration, including, without limitation, all legal, accounting, investment banking, title and recording tax expenses, commissions and other fees and expenses Incurred, and all federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability under GAAP (after taking into account any available tax credits or deductions and any tax sharing agreements), as a consequence of such Asset Disposition, sale or other disposition; (2) all payments made on any Indebtedness that is secured by any assets subject to such Asset Disposition, sale or other disposition, in accordance with the terms of any Lien upon such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Disposition, sale or other disposition, or by applicable law be repaid out of the proceeds from such Asset Disposition, sale or other disposition; (3) all distributions and other payments required to be made to noncontrolling interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition, sale or other disposition; and (4) the deduction of appropriate amounts to be provided by the seller as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Disposition, sale or other disposition and retained by the Company or any Restricted Subsidiary after such Asset Disposition, sale or other disposition. “Net Cash Proceeds,” with respect to any issuance or sale of Equity Interests, means the cash proceeds of such issuance or sale, net of out-of-pocket fees and expenses directly relating to such issuance or sale. “Non-Guarantor Subsidiary” means any Restricted Subsidiary that is not a Guarantor. “Non-Recourse Debt” means Indebtedness of a Person: (1) as to which neither the Company nor any Restricted Subsidiary (a) provides any Guarantee or credit support of any kind (including any undertaking, Guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable (as a guarantor or otherwise), other than a pledge of Equity Interests of an Unrestricted Subsidiary owned by the Company or its Restricted Subsidiaries; (2) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to

-23- declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; and (3) the explicit terms of which provide there is no recourse against any of the assets of the Company or its Restricted Subsidiaries, other than Equity Interests of an Unrestricted Subsidiary owned by the Company or its Restricted Subsidiaries. “Note Guarantee” means, individually, any Guarantee of payment of the Notes and the Company’s other Obligations under this Indenture by a Guarantor pursuant to the terms of this Indenture and any supplemental indenture thereto, and, collectively, all such Guarantees. “Notes” means the Initial Notes and more particularly means any Note authenticated and delivered under this Indenture. For all purposes of this Indenture, the term “Notes” shall also include any Additional Notes that may be issued under a supplemental indenture and Notes to be issued or authenticated upon transfer, replacement or exchange of Notes. “Obligations” means any principal, interest (including any interest accruing subsequent to the filing of a petition in bankruptcy, reorganization or similar proceeding at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable state, federal or foreign law), other monetary obligations, penalties, fees, indemnifications, reimbursements (including reimbursement obligations with respect to letters of credit, surety or performance bonds and banker’s acceptances), damages and other liabilities, and Guarantees of payment of such principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities, payable under the documentation governing any Indebtedness. “Offer to Purchase” means an Asset Disposition Offer or a Change of Control Offer. “Offering Memorandum” means the offering memorandum dated April 25, 2018 related to the offer and sale of the Existing Notes. “Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Chief Operating Officer, the Chief Legal Officer, the General Counsel, any Executive Vice President, Senior Vice President or Vice President, the Treasurer or the Secretary of the Company or, in the event that the Company is a partnership or a limited liability company that has no such officers, a person duly authorized under applicable law by the general partner, managers, members or a similar body to act on behalf of the Company. “Officer” of any Guarantor has a correlative meaning. “Officer’s Certificate” means a certificate signed by an Officer of the Company, and delivered to the Trustee. “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. “Pari Passu Indebtedness” means Indebtedness that ranks equally in right of payment to the Notes, in the case of the Company, or the Note Guarantees, in the case of any Guarantor (without giving effect to collateral arrangements). “Permitted Business” means any business conducted or proposed to be conducted by the Company and its Restricted Subsidiaries on the Reference Date or any business that is similar, related, complementary, incidental or ancillary thereto, or that is an extension, development or expansion thereof.

-24- “Permitted Holders” means each of the Investors, any Permitted Parent and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) of which any of the foregoing or any Person or group specified in the last sentence of this definition are members and any member of such group; provided that, in the case of such group and without giving effect to the existence of such group or any other group, such Investor, Permitted Parent and Person or group specified in the last sentence of this definition, collectively, own, directly or indirectly, more than 50% of the total voting power of the Voting Stock of the Company. Any Person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) whose acquisition of beneficial ownership constitutes a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Indenture (or would result in a Change of Control Offer in the absence of the waiver of such requirement by Holders in accordance with this Indenture) will thereafter constitute an additional Permitted Holder. “Permitted Investment” means an Investment by the Company or any Restricted Subsidiary in: (1) the Company or a Restricted Subsidiary; (2) any Investment by the Company or any Restricted Subsidiary in a Person if as a result of such Investment: (a) such Person becomes a Restricted Subsidiary; or (b) such Person, in one transaction or a series of related transactions, is merged or consolidated with or into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary, and, in each case, any Investment held by such Person; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, consolidation or transfer; (3) cash and Cash Equivalents; (4) extensions of trade credit and receivables owing to the Company or any Restricted Subsidiary created or acquired in the ordinary course of business (whether or not consistent with past practice) and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances; (5) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business (whether or not consistent with past practice); (6) loans or advances to employees, officers or directors of the Company or any Restricted Subsidiary not to exceed $10.0 million at any time outstanding; (7) any Investment acquired by the Company or any of its Restricted Subsidiaries: (a) in exchange for any other Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable; or

-25- (b) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (8) Investments made as a result of the receipt of non-cash consideration (including Designated Non-cash Consideration) from an Asset Disposition that was made pursuant to and in compliance with Section 4.16 or any other disposition of assets not constituting an Asset Disposition; (9) Investments in existence on the Issue Date, or made pursuant to any commitment in existence on the Issue Date, and any extension, modification or renewal of any such Investments, but only to the extent such extension, modification or renewal does not involve additional advances, contributions or other Investments of cash or other assets or other increases thereof (other than as a result of the accrual or accretion of interest or original discount or the issuance of pay-in-kind securities, in each case pursuant to the terms of such Investment as in effect on the Issue Date); (10) Hedging Obligations Incurred in compliance with Section 4.09; (11) Guarantees issued in accordance with Section 4.09 and Specified Real Estate Finance Guarantees; (12) Investments made in connection with the funding of contributions under any non- qualified retirement plan or similar employee compensation plan in an amount not to exceed the amount of compensation expense recognized by the Company and its Restricted Subsidiaries in connection with such plans; (13) [Reserved]; (14) advances or other payments by the Company or any of its Restricted Subsidiaries to fund operating and other expenditures pursuant to profit-sharing and/or franchise agreements entered into in the ordinary course of business (whether or not consistent with past practice) set forth in long-term written agreements with third parties; provided that any related real estate or other assets occupied by such third parties are not recorded on the consolidated balance sheet of the Company and its Restricted Subsidiaries; (15) lease, utility and other similar deposits in the ordinary course of business (whether or not consistent with past practice); (16) the portion of any Investments made with Equity Interests of the Company that are not Disqualified Stock; and (17) Investments by the Company or any of its Restricted Subsidiaries (including, without limitation, Investments in Unrestricted Subsidiaries, joint ventures, partnerships or other business entities), together with all other Investments pursuant to this clause (17) at any time outstanding, in an aggregate amount not to exceed: (a) the greater of (i) $250.0 million and (ii) 5.0% of Consolidated Total Assets outstanding at any time (with the Fair Market Value of each such Investment being measured at the time made and without giving effect to subsequent changes in value); plus

-26- (b) $500.0 million; provided that, on a pro forma basis after giving effect to such Investments pursuant to this clause (b): (i) so long as the Adjusted EBITDA is positive, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be less than 5.0 to 1.0; or (ii) the Company and its Restricted Subsidiaries have the requisite levels of both Minimum Growth-Adjusted EBITDA and Minimum Liquidity. “Permitted Liens” means, with respect to any Person: (1) Liens securing Indebtedness and other obligations permitted to be Incurred under Section 4.09(b)(1), related Hedging Obligations and related banking services or Cash Management Obligations and Liens on assets of Restricted Subsidiaries securing Guarantees of such Indebtedness and such other obligations of the Company; (2) pledges or deposits by such Person under workers’ compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person, or deposits as security for contested taxes or import or customs duties or for the payment of rent, in each case Incurred in the ordinary course of business (whether or not consistent with past practice); (3) Liens imposed by law, including carriers’, warehousemen’s, mechanics’, materialmen’s and repairmen’s Liens, Incurred in the ordinary course of business (whether or not consistent with past practice); (4) Liens for taxes, assessments or other governmental charges not yet subject to penalties for non-payment or that are being contested in good faith by appropriate proceedings; provided any reserves required pursuant to GAAP have been made in respect thereof; (5) Liens to secure surety or performance bonds or letters of credit or bankers’ acceptances or similar obligations issued pursuant to the request of and for the account of such Person in the ordinary course of its business (whether or not consistent with past practice), other than any such obligation Incurred under Section 4.09(b)(1); (6) encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, drains, telegraph, television and telephone lines and other similar purposes, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties that do not materially adversely affect the value of said properties or materially impair their use in the operation of the business of the Company and its Restricted Subsidiaries taken as a whole; (7) Liens securing Hedging Obligations that are Incurred in the ordinary course of business (whether or not consistent with past practice) and not for speculative purposes; (8) leases, licenses, subleases and sublicenses of assets (including, without limitation, real property and intellectual property rights) that do not materially interfere with the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole;

-27- (9) Liens arising out of judgments, decrees, orders or awards in respect of which the Company or a Restricted Subsidiary shall in good faith be prosecuting an appeal or proceedings for the review of such judgment, which appeal or proceedings have not been finally terminated or the period within which such appeal or proceedings may be initiated has not expired; (10) Liens to secure Indebtedness permitted by Section 4.09(b)(9) covering only the assets acquired with such Indebtedness (plus improvements, accessions, proceeds or dividends or distributions in respect thereof); provided that: (a) the aggregate principal amount of Indebtedness secured by such Liens is otherwise permitted to be Incurred under this Indenture and does not exceed the cost of the assets or property so acquired, constructed or improved; and (b) such Liens are created within 270 days of construction, acquisition or improvement of such assets or property and do not encumber any other assets or property of the Company or any Restricted Subsidiary other than such assets or property and assets affixed or appurtenant thereto; (11) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depositary institution; (12) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Company and its Restricted Subsidiaries; (13) Liens existing on the Issue Date (other than Liens permitted under clause (1)); (14) Liens on property or shares of stock of a Person at the time such Person becomes a Restricted Subsidiary or is merged with or into or consolidated with the Company or a Restricted Subsidiary; provided, however, that such Liens are not Incurred in connection with, or in contemplation of, such acquisition, merger or consolidation; provided, further, however, that any such Lien may not extend to any other property owned by the Company or any Restricted Subsidiary; (15) Liens on property at the time the Company or a Restricted Subsidiary acquired the property; provided, however, that such Liens are not Incurred in connection with, or in contemplation of, such acquisition; provided, further, however, that such Liens may not extend to any other property owned by the Company or any Restricted Subsidiary; (16) Liens securing Indebtedness or other Obligations of a Restricted Subsidiary owing to the Company or another Restricted Subsidiary; (17) Liens securing the Notes and the Note Guarantees; (18) Liens securing Refinancing Indebtedness Incurred to refinance, refund, replace, amend, extend or modify, as a whole or in part, Indebtedness that was previously so secured pursuant to clauses (10), (13), (14), (15), (17) and this clause (18) of this definition; provided that any such Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the Indebtedness being refinanced;

-28- (19) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease; (20) Liens in favor of the Company or any Restricted Subsidiary; (21) Liens securing security deposits pursuant to bona fide lease agreements in the ordinary course of business (whether or not consistent with past practice); (22) Liens securing Indebtedness of any Foreign Subsidiary permitted by Section 4.09(b)(13) or Section 4.09(b)(14) covering only the assets of such Foreign Subsidiary; (23) customary restrictions on, or options, contracts or other arrangements for, transfers of assets contained in agreements related to any sale of assets pending such sale; provided that such restrictions apply only to the assets to be sold and such sale is otherwise permitted by this Indenture; (24) Liens on trusts, cash or Cash Equivalents or other funds in connection with the defeasance, discharge or redemption of Indebtedness, pending consummation of a strategic transaction, or similar obligations; (25) any interest or title of a lessor under any lease entered into by the Company or any Subsidiary in the ordinary course of business (whether or not consistent with past practice) and covering only the assets so leased and other statutory and common law landlords’ Liens under leases, and financing statements related thereto; (26) in the case of any joint venture, any put and call arrangements related to the respective joint venture’s Equity Interests set forth in its organizational documents or any related joint venture or similar agreement; (27) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (28) Liens on Equity Interests of Unrestricted Subsidiaries securing Non-Recourse Debt of the Company or a Restricted Subsidiary; (29) Liens securing Indebtedness Incurred pursuant to Section 4.09(b)(17); provided that any such Indebtedness shall be secured only by the assets (including all accessions, attachments, improvements and proceeds thereof) acquired, constructed or improved in connection with the Incurrence of such Indebtedness; and (30) other Liens so long as the aggregate outstanding principal amount of the Obligations secured thereby at any one time outstanding does not exceed the greater of (a) $50.0 million and (b) 1.0% of Consolidated Total Assets. In the event that the a Permitted Lien meets the criteria of more than one types of Permitted Liens (at the time of Incurrence or at a later date), the Company in its sole discretion may divide, classify or from time to time reclassify all or any portion of such Permitted Lien in any manner that complies with this definition, and such Permitted Lien shall be treated as having been made pursuant only to the clause or clauses of this definition of “Permitted Lien” to which such Permitted Lien has been classified or reclassified.

-29- “Permitted Parent” means any direct or indirect parent company of the Company (other than a Person formed in connection with, or in contemplation of, a Change of Control transaction, merger, sale or other transfer of equity interests or assets of the Company that results in a modification of the beneficial ownership of the Company) that beneficially owns 100% of the Capital Stock of the Company; provided that the ultimate beneficial ownership of the Company has not been modified by the transaction by which such parent company became the beneficial owner of 100% of the Capital Stock of the Company and such parent company owns no assets other than Cash Equivalents and the Capital Stock of the Company or any other Permitted Parent. “Person” means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization, Government Authority or any agency or political subdivision thereof or any other entity. “Preferred Stock,” as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distributions of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation. “Rating Agency” means each of S&P, Moody’s and Fitch or, if one or more of S&P, Moody’s or Fitch shall not make a rating on the Notes publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Company, which shall be substituted for S&P, Moody’s or Fitch, as the case may be. “Record Date” for the interest payable on any applicable Interest Payment Date means the April 15 or October 15 (whether or not a Business Day) immediately preceding such Interest Payment Date. “Reference Date” means April 30, 2018. “Refinancing Indebtedness” means Indebtedness that is Incurred to refund, refinance, replace, exchange, renew, repay or extend (including pursuant to any defeasance or discharge mechanism) (collectively, “refinance,” “refinances,” “refinanced” and “refinancing” shall each have a correlative meaning) any Indebtedness existing on the Issue Date or Incurred in compliance with this Indenture (including additional Indebtedness Incurred to pay premiums (including reasonable tender premiums, as determined in good faith by an Officer of the Company), defeasance costs, accrued interest and fees and expenses in connection with any such refinancing) including Indebtedness that refinances Refinancing Indebtedness; provided, however, that: (1) (a) if the Stated Maturity of the Indebtedness being refinanced is earlier than the Stated Maturity of the Notes, the Refinancing Indebtedness has a Stated Maturity no earlier than the Stated Maturity of the Indebtedness being refinanced or (b) if the Stated Maturity of the Indebtedness being refinanced is later than the Stated Maturity of the Notes, the Refinancing Indebtedness has a Stated Maturity at least 91 days later than the Stated Maturity of the Notes; (2) the Refinancing Indebtedness has an Average Life at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the Average Life of the Indebtedness being refinanced; (3) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate issue price) that is equal to or less than the sum of the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then

-30- outstanding of the Indebtedness being refinanced (plus, without duplication, any additional Indebtedness Incurred to pay premiums (including reasonable tender premiums, as determined in good faith by an Officer of the Company), defeasance costs, accrued interest and fees and expenses (including fees and expenses relating to the Incurrence of such Refinancing Indebtedness) in connection with any such refinancing); (4) if the Indebtedness being refinanced is subordinated in right of payment to the Notes or the Note Guarantees, such Refinancing Indebtedness is subordinated in right of payment to the Notes or the Note Guarantees on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being refinanced; and (5) Refinancing Indebtedness shall not include Indebtedness of a Non-Guarantor Subsidiary that refinances Indebtedness of the Company or a Guarantor. “Responsible Officer” means, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee having direct responsibility for the administration of this Indenture, or any other officer to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject. “Restricted Investment” means any Investment other than a Permitted Investment. “Restricted Subsidiary” means any Subsidiary of the Company other than an Unrestricted Subsidiary. “S&P” means S&P Global Ratings, a division of S&P Global Inc., or any successor to its rating agency business. “Sale/Leaseback Transaction” means an arrangement relating to property now owned or hereafter acquired whereby the Company or a Restricted Subsidiary transfers such property to a Person (other than the Company or any of its Restricted Subsidiaries) and the Company or a Restricted Subsidiary leases it from such Person. “SEC” means the U.S. Securities and Exchange Commission. “Secured Indebtedness” means Indebtedness consisting of Indebtedness for borrowed money, letters of credit (only to the extent of any unreimbursed drawings thereunder), debt obligations evidenced by promissory notes and similar instruments and Guarantees in respect of any of the foregoing, in each case secured by a Lien. For the avoidance of doubt, “Secured Indebtedness” shall not include Indebtedness described in clause (5) of the definition thereof or any Guarantees in respect thereof. “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. [Senior Credit Facility” means the Second Amended and Restated Credit Agreement, dated as of November 12, 2015, by and among the Company, as borrower, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent, as amended by the First Amendment dated as of August 22, 2016, the Consent and Amendment dated as of March 3, 2017, the Amendment dated as of November 21, 2017, the Fourth Amendment dated as of June 29, 2018, the Fifth Amendment dated as of August 9, 2018, the Sixth Amendment dated as of January 24, 2019, the Seventh Amendment dated as of July 3, 2019, and as such agreement may be further amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time (including increasing the

-31- amount loaned thereunder; provided that such additional Indebtedness is Incurred in accordance with Section 4.09; provided, further, that a Senior Credit Facility shall not relate to Indebtedness that does not consist exclusively of Pari Passu Indebtedness.]6 “Significant Subsidiary” means any Restricted Subsidiary that would be a “Significant Subsidiary” of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the SEC. “Specified Hedge Agreement” means any Hedge Agreement in respect of interest rates or currency exchange rates entered into by the Company or any Guarantor and any Person that is a lender under a Debt Facility or an affiliate of such lender at the time such Hedge Agreement is entered into. “Specified Real Estate Finance Guarantees” means guarantees not constituting Indebtedness, indemnity obligations and other contingent obligations with respect to: (a) performance obligations, (b) environmental liabilities and (c) matters which are commonly referred to as “bad-boy acts” or “recourse carve-outs” in the real estate lending industry, including, without limitation: fraud; gross negligence; willful misconduct; waste; interference with exercise of remedies; misrepresentation; misapplication or misappropriation of funds (including, without limitation, insurance proceeds or condemnation awards); undisclosed liabilities; employee-related liabilities; failure to satisfy governmental rules; commencement of a voluntary bankruptcy filing or similar proceeding by the applicable primary obligor; commencement of an involuntary bankruptcy filing or similar proceeding against the applicable primary obligor; tax assessments and claims; failure to obtain or preserve expected tax attributes; failure to comply with restrictions on sale, transfer or other disposition of assets; failure to comply with negative pledge requirements; failure to vacate premises after termination of a lease; and failure to comply with special purpose entity or bankruptcy remote requirements. “Stated Maturity” means, with respect to any security or installment of interest or principal on any series of Indebtedness, the date specified in the agreement governing or certificate relating to such Indebtedness as the fixed date on which the final payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but not including any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof. “Subordinated Obligation” means any Indebtedness of the Company (whether outstanding on the Issue Date or thereafter Incurred) that is expressly subordinated pursuant to its terms in right of payment to the Notes. “Subsidiary” of any Person means: (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees of the corporation, association or other business entity is at the time owned or controlled, directly or indirectly, by that Person or one or more other Subsidiaries of that Person (or any combination thereof); and (2) any partnership, limited liability company or similar entity (a) the sole general partner, the managing general partner or the sole managing member of which is such Person or a 6 To be updated if not applicable.

-32- Subsidiary of such Person or (b) the only general partners or managing members of which are that Person or one or more Subsidiaries of that Person (or any combination thereof). “Total Indebtedness” means Indebtedness consisting of Indebtedness for borrowed money, letters of credit (only to the extent of any unreimbursed drawings thereunder), debt obligations evidenced by promissory notes and similar instruments and Guarantees in respect of any of the foregoing. For the avoidance of doubt, “Total Indebtedness” shall not include Indebtedness described in clause (5) of the definition thereof or any Guarantees in respect thereof. “Treasury Rate” means as of any date of redemption of Notes the yield to maturity at the time of computation of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two Business Days prior to the redemption date (or in the case of a satisfaction and discharge, two Business Days prior to the deposit of funds or securities with the Trustee or Paying Agent) (or, if such Statistical Release is no longer published, any publicly available source or similar market data)) most nearly equal to the period from the redemption date to [•]7; provided, however, that if the period from the redemption date to [•]8 is not equal to the constant maturity of a U.S. Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of U.S. Treasury securities for which such yields are given, except that if the period from the redemption date to [•]9 is less than one year, the weekly average yield on actually traded U.S. Treasury securities adjusted to a constant maturity of one year shall be used. “Trust Indenture Act” means the Trust Indenture Act of 1939, as amended. “Trustee” means Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States, as trustee, until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder. “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction. “Unrestricted Cash” means the aggregate amount of cash and Cash Equivalents included in the accounts of the Company and its Restricted Subsidiaries that would be listed on the consolidated balance sheet of the Company prepared in accordance with GAAP as of the end of the most recent fiscal quarter for which internal financial statements are available ended prior to the date of determination to the extent such cash is not classified as “restricted” for financial statement purposes. For the avoidance of doubt, amounts held as cash collateral for Indebtedness or other Obligations of the Company and its Subsidiaries, amounts held by the Company and its Subsidiaries as security deposits from customers, clients or lessees and amounts that the Company or its Subsidiaries have committed for Investment pursuant to a written agreement or other commitment shall be included in determining the amount of Unrestricted Cash to the extent not classified as “restricted” for financial statement purposes. “Unrestricted Subsidiary” means (1) except to the extent any such entity is later redesignated as a Restricted Subsidiary in accordance with this Indenture, any Subsidiary of the 7 Three months prior to the maturity date 8 Three months prior to the maturity date 9 Three months prior to the maturity date.

-33- Company that as of the Issue Date is deemed to be an “Unrestricted Subsidiary” under the Existing Indenture, and (2) in addition: (a) any Subsidiary of the Company which at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Company in the manner provided in Section 4.13; and (b) any Subsidiary of an Unrestricted Subsidiary. “Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled to vote in the election of directors, managers or trustees, as applicable, of such Person. “Wholly Owned Subsidiary” means a Restricted Subsidiary, all of the Capital Stock of which (other than directors’ qualifying shares) is owned by the Company or another Wholly Owned Subsidiary. Section 1.02 Other Definitions. Term Defined in Section “Affiliate Transaction” 4.14(a) “Agent Members” 2.1(c) of Appendix A “Applicable Procedures” 1.1(a) of Appendix A “Asset Disposition Offer” 4.16(c) “Asset Disposition Offer Amount” 3.09(b) “Asset Disposition Offer Period” 3.09(b) “Asset Disposition Purchase Date” 3.09(b) “Authentication Order” 2.02(c) “Automatic Exchange” 2.2(i) of Appendix A “Automatic Exchange Date” 2.2(i) of Appendix A “Automatic Exchange Notice” 2.2(i) of Appendix A “Automatic Exchange Notice Date” 2.2(i) of Appendix A “balance sheet date” 4.06(e) “Change of Control Offer” 4.15(a) “Change of Control Payment” 4.15(a) “Change of Control Payment Date” 4.15(b) “Clearstream” 1.1(a) of Appendix A “Covenant Defeasance” 8.03 “Definitive Notes Legend” 2.2(e) of Appendix A “Designation” 4.13(a) “Distribution Compliance Period” 1.1(a) of Appendix A “ERISA Legend” 2.2(e) of Appendix A “Euroclear” 1.1(a) of Appendix A “Event of Default” 6.01(a) “Excess Proceeds” 4.16(c) “Expiration Date” 1.05(j) “Global Note” 2.1(b) of Appendix A “Global Notes Legend” 2.2(e)(i) of Appendix A “Guaranteed Obligations” 10.01(a) “IAI” 1.1(a) of Appendix A

-34- Term Defined in Section “IAI Global Note” 2.1(b) of Appendix A “Legal Defeasance” 8.02(a) “Note Register” 2.03(a) “OID Notes Legend” 2.2(e)(i) of Appendix A “Paying Agent” 2.03(a) “PDF” 12.14 “QIB” 1.1(a) of Appendix A “Registrar” 2.03(a) “Regulation S” 1.1(a) of Appendix A “Regulation S Global Note” 2.1(b) of Appendix A “Regulation S Notes” 2.1(a) of Appendix A “Reinstatement Date” 4.17(a) “Restricted Notes Legend” 2.2(e)(i) of Appendix A “Restricted Payment” 4.08(a) “Revocation” 4.13(a) “Rule 144” 1.1(a) of Appendix A “Rule 144A” 1.1(a) of Appendix A “Rule 144A Global Note” 2.1(b) of Appendix A “Rule 144A Notes” 2.1(a) of Appendix A “Specified Courts” 12.07 “Successor Company” 5.01(a) “Successor Guarantor” 5.01(c) “Suspended Covenants” 4.17(a) “Suspension Date” 4.17(a) “Suspension Period” 4.17(a) “Unrestricted Global Note” 1.1(a) of Appendix A Section 1.03 Rules of Construction. Unless the context otherwise requires: (1) a term defined in Section 1.01 or 1.02 has the meaning assigned to it therein; (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (3) “or” is not exclusive; (4) words in the singular include the plural, and words in the plural include the singular; (5) provisions apply to successive events and transactions; (6) unless the context otherwise requires, any reference to an “Appendix,” “Article,” “Section,” “clause,” “Schedule” or “Exhibit” refers to an Appendix, Article, Section, clause, Schedule or Exhibit, as the case may be, of this Indenture; (7) the words “herein,” “hereof” and other words of similar import refer to this Indenture as a whole and not any particular Article, Section, clause or other subdivision;

-35- (8) “including” means including without limitation; (9) references to sections of, or rules under, the Securities Act, the Exchange Act or the Trust Indenture Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time; (10) unless otherwise provided, references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements or instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Indenture; and (11) in the event that a transaction meets the criteria of more than one category of permitted transactions or listed exceptions, the Company may classify such transaction as it, in its sole discretion, determines. Section 1.04 Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company and the Guarantors. Proof of execution of any such instrument or of a writing appointing any such agent, or the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee, the Company and the Guarantors, if made in the manner provided in this Section 1.04. (b) The fact and date of the execution by any Person of any such instrument or writing may be proved (1) by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or (2) in any other manner deemed reasonably sufficient by the Trustee. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute proof of the authority of the Person executing the same. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient. (c) The ownership of Notes shall be proved by the Note Register. (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of any action taken, suffered or omitted by the Trustee, the Company or the Guarantors in reliance thereon, whether or not notation of such action is made upon such Note. (e) The Company may set a record date for purposes of determining the identity of Holders entitled to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, or to vote on or consent to any action authorized or permitted to be taken by Holders; provided that the Company may also choose not to set a record date for, and the provisions of this clause (e) shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in clause (f) below. Unless otherwise specified,

-36- if not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or in the case of any such vote, prior to such vote, any such record date shall be the later of 30 days prior to the first solicitation of such consent or vote or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation or vote. If any record date is set pursuant to this clause (e), the Holders on such record date, and only such Holders, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action (including revocation of any action), whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Notes, or each affected Holder, as applicable, on such record date. Promptly after any record date is set pursuant to this clause (e), the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 12.01. (f) The Trustee or the Company may set any day as a record date for the purpose of determining the Holders entitled to join in the giving or making of (1) any notice of default under Section 6.01(a), (2) any declaration of acceleration referred to in Section 6.02, (3) any direction referred to in Section 6.05 or (4) any request to pursue a remedy as permitted in Section 6.06. If any record date is set pursuant to this clause (f), the Holders on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Notes or each affected Holder, as applicable, on such record date. Promptly after any record date is set pursuant to this clause (f), the Trustee, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company and to each Holder, as applicable, in the manner set forth in Section 12.01. (g) Without limiting the foregoing, a Holder entitled to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents, each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. Any notice given or action taken by a Holder or its agents with regard to different parts of such principal amount pursuant to this clause (g) shall have the same effect as if given or taken by separate Holders of each such different part. (h) Without limiting the generality of the foregoing, a Holder, including a Depositary that is the Holder of a Global Note, may make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders, and a Depositary that is the Holder of a Global Note may provide its proxy or proxies to the beneficial owners of interests in any such Global Note through such Depositary’s standing instructions and customary practices. (i) The Company may fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Note held by a Depositary entitled under the procedures of such Depositary, if any, to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in this Indenture to be made, given or taken by Holders; provided that if such a record date is fixed, only the beneficial owners of interests in such Global Note on such record date or their duly appointed proxy or proxies shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such beneficial owners remain beneficial owners of interests in such Global Note after such record date. No such request, demand, authorization, direction,

-37- notice, consent, waiver or other action shall be effective hereunder unless made, given or taken on or prior to the applicable Expiration Date. (j) With respect to any record date set pursuant to this Section 1.04, the party hereto that sets such record date may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 12.01, on or prior to both the existing and the new Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.04, the party hereto which set such record date shall be deemed to have initially designated the 90th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this clause (j). ARTICLE 2 THE NOTES Section 2.01 Form and Dating; Terms. (a) Provisions relating to the Initial Notes, Additional Notes and any other Notes issued under this Indenture are set forth in Appendix A, which is hereby incorporated in and expressly made a part of this Indenture. The Notes and the Trustee’s certificate of authentication shall each be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rules or agreements with national securities exchanges to which the Company, the Co-Obligor or any Guarantor is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Note shall be dated the date of its authentication. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. (b) The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture, and the Company, the Co-Obligor, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling. The Notes shall be subject to repurchase by the Company pursuant to an Asset Disposition Offer as provided in Section 4.16 or a Change of Control Offer as provided in Section 4.15, and otherwise as not prohibited by this Indenture. The Notes shall not be redeemable, other than as provided in Article 3. Additional Notes ranking pari passu with the Initial Notes may be created and issued from time to time by the Company without notice to or consent of the Holders and shall be consolidated with and form a single class with the Initial Notes and shall have the same terms as to status, redemption or otherwise (other than issue date, issue price and, if applicable, the first interest payment date and the first date from which interest will accrue) as the Initial Notes; provided that, if any Additional Notes are not fungible with the Initial Notes for U.S. federal income tax purposes, such Additional Notes will be issued as a separate series under this Indenture and will have a separate CUSIP number and ISIN from the Initial Notes; provided, further, that the Company’s ability to issue Additional Notes shall be subject to

-38- the Company’s compliance with Section 4.09. Any Additional Notes shall be issued with the benefit of an indenture supplemental to this Indenture. Section 2.02 Execution and Authentication. (a) At least one Officer shall execute the Notes on behalf of the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid. (b) A Note shall not be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until authenticated substantially in the form of Exhibit A attached hereto by the manual signature of an authorized signatory of the Trustee. The signature shall be conclusive evidence that the Note has been duly authenticated and delivered under this Indenture. (c) On the Issue Date, the Trustee shall, upon receipt of a written order of the Company signed by an Officer (an “Authentication Order”), authenticate and deliver the Initial Notes. In addition, at any time and from time to time, the Trustee shall, upon receipt of an Authentication Order, authenticate and deliver any Additional Notes in an aggregate principal amount specified in such Authentication Order for such Additional Notes issued hereunder. (d) The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders, the Company or an Affiliate of the Company. (e) The Trustee shall authenticate and make available for delivery upon a written order of the Company signed by one Officer of the Company (a) Initial Notes for original issue on the Issue Date in an aggregate principal amount of $[•], (b) subject to the terms of this Indenture, Additional Notes and (c) any Unrestricted Global Notes issued in exchange for any of the foregoing in accordance with this Indenture. Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated and whether the Notes are to be Initial Notes, Additional Notes or other Unrestricted Global Notes. Section 2.03 Registrar and Paying Agent. (a) The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange (“Registrar”) and at least one office or agency where Notes may be presented for payment (“Paying Agent”). The Registrar shall keep a register of the Notes (“Note Register”) and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar, and the term “Paying Agent” includes any additional paying agent. The Company may change any Paying Agent or Registrar without prior notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar. (b) The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes. The Company initially appoints the Trustee to act as Paying Agent and Registrar for the Notes and to act as Custodian with respect to the Global Notes.

-39- Section 2.04 Paying Agent to Hold Money in Trust. The Company shall, no later than 11:00 a.m. (New York City time) on each due date for the payment of principal of, premium, if any, and interest on any of the Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held in trust for the Holders entitled to the same, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of its action or failure so to act. The Company shall require each Paying Agent other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal of, premium, if any, and interest on, the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, a Paying Agent shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes. Section 2.05 Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least two Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders. Section 2.06 Transfer and Exchange. (a) The Notes shall be issued in registered form and shall be transferable only upon the surrender of a Note for registration of transfer and in compliance with Appendix A. (b) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Definitive Notes upon receipt of an Authentication Order in accordance with Section 2.02 or at the Registrar’s request. (c) No service charge shall be imposed in connection with any registration of transfer or exchange (other than pursuant to Section 2.07), but the Holders shall be required to pay any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.15, 4.16 and 9.04). (d) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange. (e) Neither the Company nor the Registrar shall be required (1) to issue, to register the transfer of or to exchange any Note during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 and ending at the close of business on the day of selection, (2) to register the transfer of or to exchange any Note so selected for redemption, or tendered for repurchase (and not withdrawn) in connection with a Change of Control Offer or an Asset Disposition Offer, in whole or in part, except the unredeemed or unpurchased portion of any

-40- Note being redeemed or repurchased in part or (3) to register the transfer of or to exchange any Note between a Record Date and the next succeeding Interest Payment Date. (f) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company shall deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and (subject to the Record Date provisions of the Notes) interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary. (g) Upon surrender for registration of transfer of any Note at the office or agency of the Company designated pursuant to Section 4.02, the Company shall execute, and the Trustee shall authenticate and mail, in the name of the designated transferee or transferees, one or more replacement Notes of any authorized denomination or denominations of a like aggregate principal amount. (h) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Notes to be exchanged at such office or agency. Whenever any Global Notes or Definitive Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and mail, the replacement Global Notes and Definitive Notes which the Holder making the exchange is entitled to in accordance with the provisions of Appendix A. (i) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by mail or by facsimile or electronic transmission. Section 2.07 Replacement Notes. If a mutilated Note is surrendered to the Trustee or if a Holder claims that its Note has been lost, destroyed or wrongfully taken and the Trustee receives evidence to its satisfaction of the ownership and loss, destruction or theft of such Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee’s requirements are otherwise met. If required by the Trustee or the Company, indemnity or security must be provided by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may charge the Holder for the expenses of the Company and the Trustee in replacing a Note. Every replacement Note is a contractual obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder. Notwithstanding the foregoing provisions of this Section 2.07, in case any mutilated, lost, destroyed or wrongfully taken Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note. Section 2.08 Outstanding Notes. (a) The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.08 as not outstanding. Except as set forth in Section 2.09, a Note does not cease to be outstanding because the Company holds the Note.

-41- (b) If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a protected purchaser, as such term is defined in Section 8-303 of the Uniform Commercial Code in effect in the State of New York. (c) If the principal amount of any Note is considered paid under Section 4.01, it ceases to be outstanding and interest on it ceases to accrue from and after the date of such payment. (d) If a Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on the maturity date, any redemption date or any date of purchase pursuant to an Offer to Purchase, money sufficient to pay Notes payable or to be redeemed or purchased on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest. Section 2.09 Treasury Notes. In determining whether the Holders of the requisite principal amount of Notes have concurred in any direction, waiver or consent, Notes beneficially owned by the Company shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to deliver any such direction, waiver or consent with respect to the Notes and that the pledgee is not the Company or any obligor upon the Notes. Section 2.10 Temporary Notes. Until definitive Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication Order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Holders and beneficial holders, as the case may be, of temporary Notes shall be entitled to all of the benefits accorded to Holders, or beneficial holders, respectively, of Notes under this Indenture. Section 2.11 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee or, at the direction of the Trustee, the Registrar or the Paying Agent and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes in accordance with its customary procedures (subject to the record retention requirement of the Exchange Act). Certification of the destruction of all cancelled Notes shall, upon the written request of the Company, be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation. Section 2.12 Defaulted Interest. (a) If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, in each case at the rate

-42- provided in the Notes and in Section 4.01. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such defaulted interest as provided in this Section 2.12. The Trustee shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than 10 days prior to the related payment date for such defaulted interest. The Trustee shall promptly notify the Company of such special record date. At least 15 days before the special record date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the Company) shall mail or deliver by electronic transmission in accordance with the applicable procedures of the Depositary, or cause to be mailed or delivered by electronic transmission in accordance with the applicable procedures of the Depositary to each Holder a notice that states the special record date, the related payment date and the amount of such interest to be paid. (b) Subject to the foregoing provisions of this Section 2.12 and for greater certainty, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue interest, which were carried by such other Note. Section 2.13 CUSIP and ISIN Numbers. The Company in issuing the Notes may use CUSIP or ISIN numbers (if then generally in use) and, if so, the Trustee shall use CUSIP or ISIN numbers in notices of redemption or exchange or in Offers to Purchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or exchange or in Offers to Purchase and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption or exchange or Offer to Purchase shall not be affected by any defect in or omission of such numbers. The Company shall as promptly as practicable notify the Trustee in writing of any change in the CUSIP or ISIN numbers. ARTICLE 3 REDEMPTION Section 3.01 Notices to Trustee. If the Company elects to redeem Notes pursuant to Section 3.07, it shall furnish to the Trustee, at least two Business Days before notice of redemption is required to be mailed or caused to be mailed to Holders pursuant to Section 3.03 (unless a shorter notice shall be agreed to by the Trustee) but not more than 60 days before a redemption date, an Officer’s Certificate setting forth (1) the paragraph or subparagraph of such Note or Section of this Indenture pursuant to which the redemption shall occur, (2) the redemption date, (3) the principal amount of the Notes to be redeemed and (4) the redemption price, if then ascertainable. Section 3.02 Selection of Notes to Be Redeemed or Purchased. (a) If less than all of the then outstanding Notes are to be redeemed pursuant to Section 3.07 or purchased in an Offer to Purchase at any time, the Trustee shall select the Notes to be redeemed or purchased in compliance with the requirements of the principal national securities exchange

-43- on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or by such other method as the Trustee deems to be fair and appropriate in accordance with the applicable procedures of the Depositary. In the event of partial redemption or purchase by lot, the particular Notes to be redeemed or purchased shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the then outstanding Notes not previously called for redemption or purchase. (b) The Trustee shall promptly notify the Company in writing of the Notes selected for redemption or purchase and, in the case of any Note selected for partial redemption or purchase, the principal amount thereof to be redeemed or purchased. Notes and portions of Notes selected shall be in amounts of $1,000 or integral multiples of $1,000; provided that no Notes of $2,000 in principal amount or less shall be redeemed in part. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption or purchase also apply to portions of Notes called for redemption or purchase. (c) After the redemption date or purchase date, upon surrender of a Note to be redeemed or purchased in part only, a new Note or Notes in principal amount equal to the unredeemed or unpurchased portion of the original Note, representing the same Indebtedness to the extent not redeemed or not purchased, shall be issued in the name of the Holder of the Notes upon cancellation of the original Note (or appropriate book entries shall be made to reflect such partial redemption). Section 3.03 Notice of Redemption. (a) Subject to Section 3.09, the Company shall mail or deliver by electronic transmission in accordance with the applicable procedures of the Depositary, or cause to be mailed (or delivered by electronic transmission in accordance with the applicable procedures of the Depositary) notices of redemption of Notes not less than 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed pursuant to this Article at such Holder’s registered address or otherwise in accordance with the applicable procedures of the Depositary, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 8 or Article 11. As set forth in Section 3.07(c), notices of redemption may be conditional. (b) The notice shall identify the Notes to be redeemed (including CUSIP and ISIN number, if applicable) and shall state: (1) the redemption date; (2) the manner of calculation of the redemption price; (3) if any Note is to be redeemed in part only, the portion of the principal amount of that Note that is to be redeemed; (4) the name and address of the Paying Agent; (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price; (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this

-44- Indenture, interest on Notes called for redemption ceases to accrue on and after the redemption date; (7) the paragraph or subparagraph of the Notes or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; (8) that no representation is made as to the correctness or accuracy of the CUSIP or ISIN number, if any, listed in such notice or printed on the Notes; and (9) if applicable, any condition to such redemption. (c) At the Company’s request, the Trustee shall give the notice of redemption in the Company’s name and at the Company’s expense; provided that the Company shall have delivered to the Trustee, at least two Business Days before notice of redemption is required to be sent or caused to be sent to Holders pursuant to this Section 3.03 (unless a shorter notice shall be agreed to by the Trustee), an Officer’s Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in Section 3.03(b). Section 3.04 Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.03, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price (except as provided for in Section 3.07(c)). The notice, if mailed or delivered by electronic transmission in a manner herein provided, shall be conclusively presumed to have been given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Note designated for redemption in whole or in part shall not affect the validity of the proceedings for the redemption of any other Note. Subject to Section 3.05, on and after the redemption date, interest ceases to accrue on Notes or portions of Notes called for redemption. Section 3.05 Deposit of Redemption or Purchase Price. (a) No later than 11:00 a.m. (New York City time) on the redemption or purchase date (or such later time as such date to which the Trustee may reasonably agree), the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption or purchase price of and accrued and unpaid interest on all Notes to be redeemed or purchased on that date. The Paying Agent shall promptly mail to each Holder whose Notes are to be redeemed or repurchased the applicable redemption or purchase price thereof and accrued and unpaid interest thereon. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption or purchase price of, and accrued and unpaid interest on, all Notes to be redeemed or purchased. (b) If the Company complies with the provisions of Section 3.05(a), on and after the redemption or purchase date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption or purchase. If a Note is redeemed or purchased on or after a Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest to the redemption or purchase date in respect of such Note will be paid on such redemption or purchase date to the Person in whose name such Note is registered at the close of business on such Record Date. If any Note called for redemption or purchase shall not be so paid upon surrender for redemption or purchase because of the failure of the Company to comply with Section 3.05(a), interest shall be paid on the unpaid principal, from the redemption or purchase date until such principal is paid, and, to the extent lawful, on any interest

-45- accrued to the redemption or purchase date not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01. Section 3.06 Notes Redeemed or Purchased in Part. Upon surrender of a Note that is redeemed or purchased in part, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall promptly authenticate and mail to the Holder (or cause to be transferred by book entry) at the expense of the Company a new Note equal in principal amount to the unredeemed or unpurchased portion of the Note surrendered representing the same Indebtedness to the extent not redeemed or purchased; provided that each new Note shall be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. It is understood that, notwithstanding anything in this Indenture to the contrary, only an Authentication Order and not an Opinion of Counsel or Officer’s Certificate is required for the Trustee to authenticate such new Note. Section 3.07 Optional Redemption. (a) At any time prior to [•]10, the Company may redeem the Notes, in whole or in part, upon notice pursuant to Section 3.03, at a redemption price equal to 100% of the aggregate principal amount of the Notes redeemed, plus the Applicable Premium, plus accrued and unpaid interest, if any, to but not including the redemption date. (b) On and after [•]11, the Company may redeem the Notes, in whole or in part, upon notice pursuant to Section 3.03, at a redemption price equal to 100% of the aggregate principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to but not including the redemption date.Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06. (c) Any redemption notice in connection with this Section 3.07 may, at the Company’s discretion, be subject to one or more conditions precedent, including completion of an Equity Offering or other corporate transaction. Section 3.08 Mandatory Redemption; Open Market Purchases. (a) The Company shall not be required to make any mandatory redemption or sinking fund payments with respect to the Notes. (b) For the avoidance of doubt, the Company may acquire Notes by means other than a redemption or repurchase, whether by tender offer, open market purchases negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of this Indenture. Section 3.09 Offers to Repurchase by Application of Excess Proceeds. (a) In the event that, pursuant to Section 4.16, the Company is required to commence an Asset Disposition Offer, the Company will follow the procedures specified below. (b) The Asset Disposition Offer shall remain open for a period of 20 Business Days following its commencement, except to the extent that a longer period is required by applicable law (the “Asset Disposition Offer Period”). No later than five Business Days after the termination of the Asset 10 Three months prior to the maturity date. 11 Three months prior to the maturity date.

-46- Disposition Offer Period (the “Asset Disposition Purchase Date”), the Company will apply all Excess Proceeds to the purchase of the aggregate principal amount of Notes and, if applicable, Pari Passu Indebtedness (on a pro rata basis, if applicable) required to be purchased pursuant to Section 4.16 (the “Asset Disposition Offer Amount”), or, if less than the Asset Disposition Offer Amount of Notes (and, if applicable, Pari Passu Indebtedness) has been so validly tendered, all Notes and Pari Passu Indebtedness validly tendered in response to the Asset Disposition Offer. Payment for any Notes so purchased will be made in the same manner as interest payments on the Notes are made. (c) If the Asset Disposition Purchase Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest up to but excluding the Asset Disposition Purchase Date, shall be paid to the Person in whose name a Note is registered at the close of business on such Record Date. (d) Upon the commencement of an Asset Disposition Offer, the Company shall mail a notice to each of the Holders or otherwise deliver such notice in accordance with the applicable procedures of the Depositary, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Disposition Offer. The Asset Disposition Offer shall be made to all Holders and, if required, all holders of Pari Passu Indebtedness. The notice, which shall govern the terms of the Asset Disposition Offer, shall state: (1) that an Asset Disposition Offer is being made pursuant to this Section 3.09 and Section 4.16 and the expiration time of the Asset Disposition Offer Period; (2) the Asset Disposition Offer Amount, the purchase price, including the portion thereof representing any accrued and unpaid interest, and the Asset Disposition Purchase Date; and (3) the procedures, determined by the Company, consistent with this Indenture that a Holder must follow in order to have its Notes repurchased. (e) On or before the Asset Disposition Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary or as otherwise provided in Section 4.16(c), the Asset Disposition Offer Amount of Notes and Pari Passu Indebtedness or portions thereof validly tendered and not properly withdrawn pursuant to the Asset Disposition Offer, or, if less than the Asset Disposition Offer Amount has been validly tendered and not properly withdrawn, all Notes and Pari Passu Indebtedness so tendered, in the case of the Notes, in integral multiples of $1,000; provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000. The Company shall deliver, or cause to be delivered, to the Trustee the Notes so accepted and an Officer’s Certificate directing the Trustee to cancel the applicable Notes and stating the aggregate principal amount of Notes or portions thereof so accepted and that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. (f) The Paying Agent shall promptly, but in no event later than five Business Days after termination of the Asset Disposition Offer Period, mail (or otherwise deliver in accordance with the applicable procedures of the Depositary) to each tendering Holder an amount equal to the purchase price of the Notes so validly tendered and not properly withdrawn by such Holder and accepted by the Company for purchase, and if less than all of the Notes tendered are purchased pursuant to the Asset Disposition Offer, the Company will promptly issue a new Note, and the Trustee, upon receipt of an

-47- Authentication Order, will authenticate and mail (or otherwise deliver in accordance with the applicable procedures of Depositary) (or cause to be transferred by book-entry) such new Note to such Holder (it being understood that, notwithstanding anything in this Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate is required for the Trustee to authenticate and mail or deliver such new Note) in a principal amount equal to any unpurchased portion of the Note surrendered; provided that each such new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. Any Note not so accepted will be promptly mailed or delivered by the Company to the Holder thereof. (g) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to an Asset Disposition Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue of any conflict. (h) Other than as specifically provided in this Section 3.09 or Section 4.16, any purchase pursuant to this Section 3.09 shall be made pursuant to the applicable provisions of Sections 3.01 through 3.06. ARTICLE 4 COVENANTS Section 4.01 Payment of Notes. (a) The Company shall pay, or cause to be paid, the principal of, premium, if any, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary, holds as of 11:00 a.m. (New York City) time, on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay the principal, premium, if any, and interest then due. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. (b) The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful. Section 4.02 Maintenance of Office or Agency. (a) The Company shall maintain an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company and the Guarantors in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

-48- (b) The Company may also from time to time designate additional offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. (c) The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.03. Section 4.03 [Reserved]. Section 4.04 Stay, Extension and Usury Laws. Each of the Company and the Guarantors covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law has been enacted. Section 4.05 Corporate Existence. Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (1) its corporate existence and the corporate, partnership, limited liability company or other existence of each of its Restricted Subsidiaries, in accordance with the respective organizational documents (as the same may be amended, supplemented or otherwise modified from time to time) of the Company or any such Restricted Subsidiary and (2) the rights (charter and statutory) of the Company and its Restricted Subsidiaries to conduct business; provided that the Company shall not be required to preserve any such right, or the corporate, partnership, limited liability company or other existence of any of its Restricted Subsidiaries, if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole. Section 4.06 Reports and Other Information. (a) Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide to the Holders the following reports: (1) within 90 days after the end of each fiscal year (beginning with the fiscal year ending December 31, [2019]12), an annual report containing substantially all the information that would have been required to be contained in an annual report on Form 10-K under the Exchange Act if the Company had been a reporting company under the Exchange Act (but only to the extent similar information is included in the Offering Memorandum), including a “Management’s discussion and analysis of financial condition and results of operations” section and a report on the annual financial statements by the Company’s independent registered public accounting firm; provided that such annual report shall not be required to contain information 12 To be updated to 2020 if the Issue Date is after the audit for 2019 is complete.

-49- required by Items 9A (controls and procedures), 10 (directors, executive officers and corporate governance) and 11 (executive compensation) of Form 10-K; (2) within 45 days after the end of each of the first three fiscal quarters of each fiscal year (beginning with the fiscal quarter ending March 31, 2020), quarterly reports with respect to the most recent fiscal quarter and year-to-date period containing substantially all the information that would have been required to be contained in a quarterly report on Form 10-Q under the Exchange Act if the Company had been a reporting company under the Exchange Act (but only to the extent similar information is included in the Offering Memorandum), including a “Management’s discussion and analysis of financial condition and results of operations” section and unaudited quarterly financial statements reviewed pursuant to Statement on Auditing Standards No. 100 (or any successor provision); provided that such quarterly report shall not be required to contain the information required by Part I, Item 4 of Form 10-Q (controls and procedures); and (3) within ten Business Days after the occurrence of each event that would have been required to be reported under Items 2.01 (Completion of Acquisition or Disposition of Assets), 2.06 (Material Impairments), 4.01 (Changes in Registrant’s Certifying Accountant), 4.02 (Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review) and 5.01 (Changes in Control of Registrant) in a current report on Form 8-K under the Exchange Act if the Company had been a reporting company under the Exchange Act, current reports containing substantially all the information that would have been required by the foregoing items of Form 8-K to be contained in a current report on Form 8-K under the Exchange Act if the Company had been a reporting company under the Exchange Act; provided that, for the avoidance of doubt, in each of the reports delivered pursuant to clause (1) or (2) above, the Company shall set forth (i) a calculation of Adjusted EBITDA, Adjusted EBITDA Before Growth Investments and Community Adjusted EBITDA of the Company and its consolidated Restricted Subsidiaries for the period of four consecutive fiscal quarters ended on the date of the last balance sheet set forth in such report, presented in a manner similar to that found in the Offering Memorandum, and (ii) the amount of Unrestricted Cash and Total Indebtedness of ChinaCo as of such balance sheet date; provided, further, however, that, so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, such reports (a) shall not be required to comply with Section 302 or 404 of the Sarbanes-Oxley Act of 2002 or related Items 307 and 308 of Regulation S-K promulgated by the SEC or Item 601 of Regulation S-K (with respect to exhibits), (b) shall not be required to comply with Section 13(r) of the Exchange Act (relating to the Iran Threat Reduction and Syrian Human Rights Act) or Rule 13p-1 under the Exchange Act and Form SD (relating to conflict minerals) or Item 10(e) of Regulation S-K (relating to non-GAAP financial measures), (c) shall not be required to contain a separate financial footnote for Guarantors and Non-Guarantor Subsidiaries contemplated by Rule 3-10 or Rule 3-16 of Regulation S-X promulgated by the SEC (except summary financial information with respect to Non-Guarantor Subsidiaries of the type and scope included in the Offering Memorandum will be required), (d) shall not be required to comply with Section 3-09 of Regulation S-X to the extent that the Company determines in its good faith judgment that such information would not be material to the Holders or the business, assets, operations, financial positions or prospects of the Company and its Restricted Subsidiaries (and with respect to any financial statements required to be delivered under this clause (d), notwithstanding any law, rule or regulation that would require that some or all of such financial statements be audited, the Company may nonetheless deliver unaudited financial statements to satisfy such requirement) and (e) shall not be required to comply with Section 3-05 of Regulation S-X to the extent that (i) such requirement to furnish acquired business financial statements would be triggered only because the income from continuing operations before income taxes and extraordinary items of the acquired business exceeds 20% of such pre-tax income of the

-50- Company and its consolidated Subsidiaries for the applicable period set forth in Rule 1-02(w) of Regulation S-X and (ii) the Company determines in its good faith judgment that such information would not be material to the Holders or the business, assets, operations, financial positions or prospects of the Company and its Restricted Subsidiaries (and with respect to any financial statements required to be delivered under this clause (e), notwithstanding any law, rule or regulation that would require that some or all of such financial statements be audited, the Company may nonetheless deliver unaudited financial statements to satisfy such requirement). (b) In addition, to the extent not satisfied by the foregoing, for so long as any Notes are outstanding, the Company shall furnish to Holders and to prospective purchasers of the Notes, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. The requirements set forth in this clause (b) and the preceding clause (a) of this Section 4.06 may be satisfied by delivering such information to the Trustee and posting copies of such information on a website (which may be nonpublic and may be maintained by the Company or a third party) to which access will be given to Holders, bona fide prospective purchasers of the Notes (which prospective purchasers will be limited to “qualified institutional buyers” within the meaning of Rule 144A of the Securities Act or non-U.S. persons (as defined in Regulation S under the Securities Act)), securities analysts and market making institutions that certify their status as such to the reasonable satisfaction of the Company and who agree to treat such information as confidential. (c) Notwithstanding the foregoing, at all times that the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the SEC within the time periods specified in the SEC’s rules and regulations that are then applicable to the Company all the reports and information described in Section 4.06(a), but without giving effect to any of the provisos contained therein (assuming that such provisions otherwise apply under applicable SEC rules and regulations), in each case in a manner that complies in all material respects with the requirements specified in the applicable forms promulgated by the SEC. (d) In addition, no later than fifteen Business Days after the date the annual and quarterly financial information for the prior fiscal period have been filed or furnished pursuant to Section 4.06(a)(1) or 4.06(a)(2) above, the Company shall also hold live quarterly conference calls with the opportunity to ask questions of the Company. No fewer than five Business Days prior to the date such conference call is to be held, the Company shall issue a press release to the appropriate U.S. wire services announcing such quarterly conference call for the benefit of the Holders, beneficial owners of the Notes, bona fide prospective purchasers of the Notes (which prospective purchasers shall be limited to “qualified institutional buyers” within the meaning of Rule 144A of the Securities Act or non-U.S. persons (as defined in Regulation S under the Securities Act) that certify their status as such to the reasonable satisfaction of the Company), securities analysts and market making financial institutions, which press release shall contain the time and the date of such conference call and direct the recipients thereof to contact an individual at the Company (for whom contact information shall be provided in such notice) to obtain information on how to access such quarterly conference call. (e) If the Company has designated any of its Subsidiaries as Unrestricted Subsidiaries and such Unrestricted Subsidiaries, either individually or collectively, held more than 10.0% of Consolidated Total Assets as of the end of the most recent fiscal quarter for which internal financial statements prepared on a consolidated basis in accordance with GAAP are available (the “balance sheet date”) or accounted for more than 10.0% of consolidated total revenue of the Company and its Restricted Subsidiaries for the period of the most recent four consecutive fiscal quarters ended on the balance sheet date, then the annual and quarterly financial information required by Section 4.06(a) shall include a reasonably detailed presentation, as determined in good faith by the Company, either on the face of the financial statements or in the footnotes to the financial statements and in the “Management’s discussion

-51- and analysis of financial condition and results of operations” section, of the financial condition and results of operations of the Company and its Restricted Subsidiaries separate from the financial condition and results of operations of the Unrestricted Subsidiaries. (f) In the event that any direct or indirect parent company of the Company becomes a Guarantor of the Notes, the Company may satisfy its obligations under this Section 4.06 to provide consolidated financial information of the Company by furnishing consolidated financial information relating to such parent; provided that (1) such financial statements are accompanied by consolidating financial information for such parent, the Company, the Guarantors and the Non-Guarantor Subsidiaries in the manner prescribed by the SEC and (2) such parent is not engaged in any business in any material respect other than such activities as are incidental to its ownership, directly or indirectly, of the Capital Stock of the Company. (g) To the extent any information is not provided within the time periods specified in this Section 4.06 and such information is subsequently provided, the Company will be deemed to have satisfied its obligations with respect thereto at such time and any Default that has not become an Event of Default with respect thereto shall be deemed to have been cured. (h) Delivery of the reports, information and documents in accordance with this Section 4.06 shall satisfy the Company’s obligation to make such delivery, but, in the case of the Trustee, such delivery shall be for informational purposes only, and the Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants (as to which the Trustee is entitled to conclusively rely on an Officer’s Certificate). The Trustee shall have no liability or responsibility for the filing, timeliness or content of any such report. Section 4.07 Compliance Certificate. (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the Issue Date, a certificate from the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officer, and further stating, as to such Officer signing such certificate, that to his or her knowledge, the Company and each Guarantor have kept, observed, performed and fulfilled each and every condition and covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions, covenants and conditions of this Indenture (or, if a Default shall have occurred, describing all such Defaults of which he or she may have knowledge and what action the Company and each Guarantor are taking or propose to take with respect thereto). (b) When any Default has occurred and is continuing under this Indenture, the Company will promptly (which shall be within 30 days following the date on which the Company becomes aware of such Default or receives notice of such Default, as applicable) send to the Trustee an Officer’s Certificate specifying such event, its status and what action the Company is taking or proposes to take with respect thereof. Section 4.08 Limitation on Restricted Payments. (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries, directly or indirectly, to:

-52- (1) declare or pay any dividend or make any distribution (whether made in cash, securities or other property) on or in respect of its or any of its Restricted Subsidiaries’ Equity Interests (including any payment in connection with any merger or consolidation involving the Company or any of its Restricted Subsidiaries) other than: (a) dividends or distributions payable solely in Equity Interests of the Company (other than Disqualified Stock); and (b) dividends or distributions by a Restricted Subsidiary, so long as, in the case of any dividend or distribution payable on or in respect of any Capital Stock issued by a Restricted Subsidiary that is not a Wholly Owned Subsidiary, the Company or the Restricted Subsidiary holding such Capital Stock receives at least its pro rata share of such dividend or distribution. (2) purchase, redeem, retire or otherwise acquire for value, including in connection with any merger or consolidation, any Equity Interests of the Company or any direct or indirect parent company of the Company held by Persons other than the Company or a Restricted Subsidiary; (3) make any principal payment on, or purchase, repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled repayment, scheduled sinking fund payment or scheduled maturity, any Subordinated Obligations or Guarantor Subordinated Obligations, other than: (a) Indebtedness of the Company owing to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Company or any other Restricted Subsidiary; or (b) the purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Obligations or Guarantor Subordinated Obligations purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of purchase, repurchase, redemption, defeasance or other acquisition or retirement; or (4) make any Restricted Investment (all such payments and other actions referred to in clauses (1) through (4) above (other than any exception thereto) shall be referred to as a “Restricted Payment”), unless, at the time of and after giving effect to such Restricted Payment: (A) no Default shall have occurred and be continuing (or would result therefrom); (B) immediately after giving effect to such transaction on a pro forma basis, the Company could Incur $1.00 of additional Indebtedness under Section 4.09(a); and (C) the aggregate amount of such Restricted Payment and all other Restricted Payments declared or made subsequent to the Issue Date (including Restricted Payments made pursuant to clauses (6), (7), (11), (12) and (14) of Section 4.08(b)) but

-53- excluding all other Restricted Payments permitted by Section 4.08(b)) would not exceed the sum of (without duplication): (i) 100.0% of Adjusted EBITDA (whether positive or negative) minus 140.0% of Consolidated Interest Expense, each as determined for the period (treated as one accounting period) from the beginning of the first fiscal quarter of the Company for which Adjusted EBITDA minus 140.0% of Consolidated Interest Expense is greater than zero to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which financial statements are available; plus (ii) 100% of the aggregate Net Cash Proceeds and the Fair Market Value of marketable securities or other property received by the Company from the issue or sale of its Equity Interests (other than Disqualified Stock) or other capital contributions subsequent to the Reference Date, other than: (x) Net Cash Proceeds received from an issuance or sale of such Equity Interests to a Subsidiary of the Company or to an employee stock ownership plan or similar trust to the extent such sale to an employee stock ownership plan or similar trust is financed by loans from or Guaranteed by the Company or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination; (y) Net Cash Proceeds received by the Company from the issue and sale of its Equity Interests or capital contributions to the extent applied to redeem Notes in compliance with the provisions of Section 3.07(b); and (z) Excluded Equity Proceeds; plus (iii) the amount by which Indebtedness of the Company or its Restricted Subsidiaries is reduced on the Company’s consolidated balance sheet upon the conversion or exchange (other than debt held by a Restricted Subsidiary of the Company) subsequent to the Reference Date of any Indebtedness of the Company or its Restricted Subsidiaries convertible or exchangeable for Equity Interests (other than Disqualified Stock) of the Company; plus (iv) the amount equal to the net reduction in Restricted Investments made by the Company or any of its Restricted Subsidiaries since the Reference Date in any Person resulting from: (x) repurchases or redemptions of such Restricted Investments by such Person, proceeds realized upon the sale of such Restricted Investments (other than to the Company or any of its Restricted Subsidiaries), and repayments of loans or advances or other transfers of assets (including by way of dividend or distribution) by such Person to the Company or any Restricted Subsidiary; or

-54- (y) the redesignation of Unrestricted Subsidiaries as Restricted Subsidiaries or the merger or consolidation of an Unrestricted Subsidiary with and into the Company or any of its Restricted Subsidiaries (valued in each case as provided in the definition of “Investment”) not to exceed the amount of Investments previously made by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary, which amount in each case under this clause (iv) was previously included in the calculation of the amount of Restricted Payments; provided, however, that no amount will be included under this clause (iv) to the extent it is already included in Adjusted EBITDA. (b) Section 4.08(a) shall not prohibit: (1) any Restricted Payment made in exchange for, or out of the proceeds of the substantially concurrent sale of, Equity Interests of the Company (other than Disqualified Stock and other than Equity Interests issued or sold to a Subsidiary of the Company or an employee stock ownership plan or similar trust to the extent such sale to an employee stock ownership plan or similar trust is financed by loans from or Guaranteed by the Company or any Restricted Subsidiary unless such loans have been repaid with cash on or prior to the date of determination); provided, however, that an amount equal to such Restricted Payment will be excluded from Section 4.08(a)(C)(ii); (2) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Subordinated Obligations or Guarantor Subordinated Obligations made by exchange for, or out of the proceeds of the substantially concurrent sale of, Subordinated Obligations or Guarantor Subordinated Obligations that are permitted to be Incurred pursuant to Section 4.09 and constitute Refinancing Indebtedness; (3) any purchase, repurchase, redemption, defeasance or other acquisition or retirement of Disqualified Stock of the Company or a Restricted Subsidiary made by exchange for or out of the proceeds of the substantially concurrent sale of Disqualified Stock of the Company or a Restricted Subsidiary so long as such refinancing Disqualified Stock is permitted to be Incurred pursuant to Section 4.09 and constitutes Refinancing Indebtedness; (4) the purchase, repurchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Obligations or Guarantor Subordinated Obligations (a) at a purchase price not greater than 101% of the principal amount of such Subordinated Obligations or Guarantor Subordinated Obligations in the event of a Change of Control or (b) at a purchase price not greater than 100% of the principal amount thereof in the event of an Asset Disposition; provided that, prior to or simultaneously with such purchase, repurchase, redemption, defeasance or other acquisition or retirement, the Company has made the Change of Control Offer or Asset Disposition Offer, as applicable, as provided in Section 4.15 or 4.16 with respect to the Notes and has completed the repurchase or redemption of all Notes validly tendered for payment in connection with such Change of Control Offer or Asset Disposition Offer; (5) any purchase or redemption of Subordinated Obligations or Guarantor Subordinated Obligations from Net Available Cash to the extent permitted under Section 4.16;

-55- (6) dividends paid within 60 days after the date of declaration if at such date of declaration such dividend would have complied with this Section 4.08; (7) the purchase, redemption or other acquisition (including by cancellation of indebtedness), cancellation or retirement for value of Equity Interests of the Company or any direct or indirect parent company of the Company held by any existing or former directors, employees, management, consultants, advisors or service providers of the Company or any Subsidiary of the Company or their assigns, estates or heirs, in each case in connection with the repurchase provisions under stock option or stock purchase agreements or other agreements approved by the Board of Directors of the Company; provided that such repurchases, redemptions or other acquisitions pursuant to this clause shall not exceed $25.0 million in the aggregate during any calendar year (with any unused amounts in any calendar year being carried over to the immediately succeeding calendar year subject to a maximum of $50.0 million in any calendar year), although such amount in any calendar year may be increased by an amount not to exceed: (a) the Net Cash Proceeds from the sale of Capital Stock (other than Disqualified Stock) of the Company and, to the extent contributed to the Company, the Net Cash Proceeds from the sale of Capital Stock of any of the Company’s direct or indirect parent companies, in each case to existing or former employees or members of management of the Company, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Reference Date; plus (b) the cash proceeds of key man life insurance policies received by the Company or its Restricted Subsidiaries after the Reference Date; less (c) the amount of any Restricted Payments made since the Reference Date with the Net Cash Proceeds described in clauses (a) and (b) of this clause (7); (8) the declaration and payment of dividends to holders of any class or series of Disqualified Stock of the Company issued in accordance with the terms of this Indenture to the extent such dividends are included in the definition of “Consolidated Interest Expense”; (9) repurchases of Equity Interests deemed to occur upon the exercise, conversion or exchange of stock options, warrants or other rights to purchase Capital Stock or other convertible or exchangeable securities if such Equity Interests represent all or portion of the exercise price thereof or in connection with the exercise or vesting of stock options, warrants or other rights to the extent necessary to pay withholding taxes related to such exercise or vesting; (10) any payment to the holders of Equity Interests (or to the holders of Indebtedness that is convertible into or exchangeable for Equity Interests upon such conversion or exchange) in lieu of the issuance of fractional shares; (11) the declaration and payment of dividends on the Company’s Capital Stock (or dividends, distributions or advances to any direct or indirect parent company to allow such parent company to pay dividends on such parent company’s Capital Stock) following the first Equity Offering of the Company’s or such parent company’s Capital Stock in a registered public offering after the Issue Date of, in the case of the first Equity Offering of the Company’s Capital Stock to the public, up to 6% per annum of the Net Cash Proceeds received by the Company in such Equity Offering, or, in the case of the first Equity Offering of such parent company’s Capital Stock to the public, up to 6% per annum of the amount contributed by such

-56- parent company to the Company from the Net Cash Proceeds received by such parent company in connection with such Equity Offering; (12) the distribution, by dividend or otherwise, of shares of Capital Stock of Unrestricted Subsidiaries; (13) (i) the purchase, redemption or other acquisition (including by cancellation of indebtedness), cancellation or retirement for value of Equity Interests of the Company or any direct or indirect parent company of the Company and (ii) Investments, in each case, with, or in an amount equivalent to, Excluded Equity Proceeds; and (14) other Restricted Payments in an aggregate amount, when taken together with all other Restricted Payments made pursuant to this clause (14), not to exceed the greater of (a) $100.0 million and (b) 2.0% of Consolidated Total Assets at any time outstanding. provided, however, that at the time of and after giving effect to, any Restricted Payment permitted under clauses (7), (8), (11), (12), (13) and (14) above, no Default shall have occurred and be continuing or would occur as a consequence thereof. (c) The amount of all Restricted Payments (other than cash) will be the Fair Market Value on the date of such Restricted Payment of the assets or securities proposed to be transferred or issued by the Company or such Restricted Subsidiary, as the case may be, pursuant to such Restricted Payment. The amount of any Restricted Payment paid in cash shall be its face amount. (d) To the extent any cash or any other property is paid or distributed by the Company or any of its Restricted Subsidiaries upon the conversion or exchange of any Indebtedness of the Company or its Restricted Subsidiaries convertible or exchangeable for Equity Interests of the Company or upon any other acquisition or retirement of any such Indebtedness of the Company or any of its Restricted Subsidiaries for an amount based on the value of such Equity Interests, (1) any amount of such cash or property that exceeds the principal amount of the Indebtedness that is converted, exchanged, acquired or retired and any accrued interest paid thereon (and only such excess amount) shall be deemed to be a Restricted Payment under Section 4.08(a)(2) and (2) the amount of such cash or property up to an amount equal to the principal amount of the Indebtedness that is converted, exchanged, acquired or retired shall be deemed to be a Restricted Payment under Section 4.08(a)(3) if such Indebtedness is a Subordinated Obligation or Guarantor Subordinated Obligation. If the Company or any of its Restricted Subsidiaries repurchases any Indebtedness of the Company or its Restricted Subsidiaries convertible or exchangeable for Equity Interests of the Company in the open market at a price in excess of the principal amount of such Indebtedness and any accrued interest thereon, such excess amount shall be deemed to be a Restricted Payment under Section 4.08(a)(2). (e) For the purpose of determining compliance with this Section 4.08, in the event that a Restricted Payment is entitled to be made pursuant to Section 4.08(a)Section 4.08(a) or meets the criteria of more than one of the clauses above under Section 4.08(b) or one or more of the clauses in the definition of “Permitted Investment,” the Company, in its sole discretion, shall be permitted to classify such Restricted Payment and may later reclassify all or a portion of such Restricted Payment in any manner that complies with this Section 4.08 and will be entitled to divide the amount and type of such Restricted Payment among more than one of such clauses under this Section 4.08 and the definition of “Permitted Investment.” A Restricted Payment need not be permitted solely by reference to one provision permitting such Restricted Payment but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.08, including the definition of “Permitted Investment.”

-57- Section 4.09 Limitation on Indebtedness. (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness); provided, however, that the Company and any Restricted Subsidiary may Incur Indebtedness if on the date thereof and after giving effect thereto on a pro forma basis: (1) so long as the Adjusted EBITDA is positive, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be less than 5.0 to 1.0; and (2) no Default or Event of Default will have occurred or be continuing or would occur as a consequence of Incurring the Indebtedness or entering into the transactions relating to such Incurrence; provided that the Indebtedness (including Acquired Indebtedness) that may be Incurred pursuant to this Section 4.09(a) and pursuant to Section 4.09(b)(16) (in each case, plus any refinancing Indebtedness in respect thereof) by Non-Guarantor Subsidiaries shall not exceed: (a) the greater of (i) $250.0 million and (ii) 5.0% of Consolidated Total Assets (determined on the date of such Incurrence); plus (b) $250.0 million; provided that, in the case of this clause (b), on a pro forma basis after giving effect to such Indebtedness, the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity. (b) Section 4.09(a) shall not prohibit the Incurrence of the following Indebtedness: (1) Indebtedness of the Company or any Restricted Subsidiary Incurred under a Debt Facility and the issuance and creation of letters of credit and bankers’ acceptances thereunder (with undrawn trade letters of credit and reimbursement obligations relating to trade letters of credit satisfied within 60 days being excluded, and bankers’ acceptances being deemed to have a principal amount equal to the face amount thereof) in an aggregate amount outstanding at any time not to exceed: (a) the sum of (x) $1,000.0 million plus (y) an aggregate principal amount of Indebtedness that at the time of Incurrence would not cause, on the date of Incurrence of such Indebtedness and after giving effect thereto, the Consolidated Secured Leverage Ratio to exceed 2.5 to 1.0; plus (b) to the extent Incurred under LC Facilities, an amount not to exceed 30.0% of Consolidated Total Assets; provided that, to the extent the amount Incurred under this clause (b) exceeds $250.0 million, the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity on a pro forma basis after giving effect to such Indebtedness; (2) Indebtedness represented by the Notes (including any Note Guarantee) (other than any Additional Notes); (3) the Existing Notes and all other Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issue Date or Incurred pursuant to any commitment

-58- outstanding on the Issue Date (in each case, other than Indebtedness described in clauses (1) and (2) of this Section 4.09(b)); (4) Guarantees by (a) the Company or any Guarantor of Indebtedness permitted to be Incurred by the Company or a Guarantor in accordance with the provisions of this Indenture; provided that in the event such Indebtedness that is being Guaranteed is subordinated in right of payment to the Notes or the Note Guarantee, then the Guarantee shall be subordinated to the same extent as the Indebtedness being Guaranteed and (b) Non-Guarantor Subsidiaries of Indebtedness Incurred by Non-Guarantor Subsidiaries in accordance with the provisions of this Indenture; (5) Indebtedness of the Company owing to and held by any Restricted Subsidiary or Indebtedness of a Restricted Subsidiary owing to and held by the Company or any other Restricted Subsidiary; provided, however, (a) if the Company is the obligor on Indebtedness owing to a Non- Guarantor Subsidiary, such Indebtedness is expressly subordinated in right of payment to the Notes; (b) if a Guarantor is the obligor on Indebtedness owing to a Non- Guarantor Subsidiary, such Indebtedness is expressly subordinated in right of payment to the Note Guarantee of such Guarantor; and (c) (i) any subsequent issuance or transfer of Equity Interests or any other event which results in any such Indebtedness being held by a Person other than the Company or a Restricted Subsidiary of the Company; and (ii) any sale or other transfer of any such Indebtedness to a Person other than the Company or a Restricted Subsidiary of the Company shall be deemed, in each case under this clause (5)(c), to constitute an Incurrence of such Indebtedness by the Company or such Restricted Subsidiary, as the case may be; (6) Preferred Stock of a Restricted Subsidiary held by the Company or any other Restricted Subsidiary; provided, however, (a) any subsequent issuance or transfer of Capital Stock or any other event which results in such Preferred Stock being held by a Person other than the Company or a Restricted Subsidiary of the Company; and (b) any sale or other transfer of any such Preferred Stock to a Person other than the Company or a Restricted Subsidiary of the Company shall be deemed, in each case, to constitute an Incurrence of such Preferred Stock by such Subsidiary (and, if applicable, may be Incurred pursuant to clause (19) of this Section 4.09(b)); (7) Acquired Indebtedness and other Indebtedness of the Company or any Restricted Subsidiary Incurred in connection with or in contemplation of, or to provide all or any portion of the funds or credit support utilized to consummate, the acquisition by the Company or any Restricted Subsidiary of property used or useful in a Permitted Business (whether through the

-59- direct purchase of assets or the purchase of Equity Interests of, or merger or consolidation with, any Person owning such assets); provided, however, that at the time of such Incurrence, either: (i) the Company would have been able to Incur $1.00 of additional Indebtedness pursuant to Section 4.09(a) on a pro forma basis after giving effect to the Incurrence of such Indebtedness pursuant to this clause (7) and such acquisition; or (ii) on a pro forma basis, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be better than or equal to such ratio immediately prior to such Incurrence; (8) Indebtedness under Hedging Obligations that are Incurred in the ordinary course of business (whether or not consistent with past practice) and not for speculative purposes; (9) Indebtedness (including Capitalized Lease Obligations) of the Company or a Restricted Subsidiary Incurred to finance the purchase, lease, construction or improvement of any property, plant or equipment used or to be used in the business of the Company or such Restricted Subsidiary through the direct purchase, lease, construction or improvement of such property, plant or equipment, and any Indebtedness of the Company or a Restricted Subsidiary which serves to refund or refinance any Indebtedness Incurred pursuant to this clause (9), and any Guarantees by the Company or any Restricted Subsidiary of any of the foregoing, in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (9) and then outstanding, shall not exceed: (a) the greater of (i) $100.0 million and (ii) 2.0% of Consolidated Total Assets (determined on the date of such Incurrence) at any time outstanding; plus (b) an unlimited principal amount, so long as, at the time of such Incurrence: (i) the Company and its Restricted Subsidiaries have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity; or (ii) the Consolidated Secured Leverage Ratio does not exceed 2.5 to 1.0; (10) Indebtedness Incurred by the Company or its Restricted Subsidiaries in respect of workers’ compensation claims, health, disability or other employee benefits or property, casualty or liability insurance, self-insurance obligations, performance, bid, surety and similar bonds and completion Guarantees (not for borrowed money) provided in the ordinary course of business (whether or not consistent with past practice); (11) Indebtedness arising from agreements of the Company or a Restricted Subsidiary providing for indemnification, adjustment of purchase price, earn-out or similar obligations, in each case, Incurred or assumed in connection with the disposition of any business or assets of the Company or any business, assets or Capital Stock of a Restricted Subsidiary; provided that such Indebtedness is not reflected on the balance sheet of the Company or any of its Restricted Subsidiaries (contingent obligations referred to in a footnote to financial statements

-60- and not otherwise reflected on the balance sheet shall not be deemed to be reflected on such balance sheet for purposes of this clause (11)); (12) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds; provided, however, that such Indebtedness is extinguished within 30 Business Days of Incurrence; (13) Indebtedness of Foreign Subsidiaries of the Company, and any Guarantees by the Company or any Restricted Subsidiary thereof, not to exceed the greater of (i) $150.0 million and (ii) 3.0% of Consolidated Total Assets (determined on the date of such Incurrence) at any time outstanding; provided that, on a pro forma basis after giving effect to such Indebtedness: (a) so long as the Adjusted EBITDA is positive, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be less than 5.0 to 1.0; or (b) the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity; (14) Indebtedness under LC Facilities of Foreign Subsidiaries of the Company, and any Guarantees by the Company or any Restricted Subsidiary thereof, in an aggregate amount outstanding at any time not to exceed: (a) the greater of (i) $250.0 million and (ii) 5.0% of Consolidated Total Assets (determined on the date of such Incurrence); plus (b) $250.0 million; provided that, on a pro forma basis after giving effect to such Indebtedness pursuant to this clause (b): (i) so long as the Adjusted EBITDA is positive, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be less than 5.0 to 1.0; or (ii) the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity; (15) the Incurrence by the Company or any Restricted Subsidiary of Refinancing Indebtedness that serves to refund or refinance any Indebtedness Incurred as permitted under Section 4.09(a) and clauses (2), (3), (7) and this clause (15) of this Section 4.09(b); (16) unsecured Indebtedness of the Company or any Restricted Subsidiary in an aggregate outstanding principal amount, together with any Indebtedness of the Company or a Restricted Subsidiary that serves to refund or refinance any Indebtedness Incurred pursuant to this clause (16), not to exceed at any time an aggregate principal amount equal to $2,298.0 million; provided that, on a pro forma basis after giving effect to such Indebtedness, to the extent the amount Incurred pursuant to this clause (16) exceeds $250.0 million:

-61- (a) so long as the Adjusted EBITDA is positive, the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be less than 5.0 to 1.0; or (b) the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity; provided, that the then outstanding aggregate principal amount of Indebtedness that may be Incurred pursuant to this clause and Section 4.09(a) (in each case, plus any refinancing Indebtedness in respect thereof) by Non-Guarantor Subsidiaries shall not exceed: (i) the greater of (x) $250.0 million and (y) 5.0% of Consolidated Total Assets (determined on the date of such Incurrence); plus (ii) $250.0 million; provided that, in the case of this subclause (ii), on a pro forma basis after giving effect to such Indebtedness, the Company and its Restricted Subsidiaries would have the requisite levels of Minimum Growth-Adjusted EBITDA and Minimum Liquidity; (17) Indebtedness of the Company or its Restricted Subsidiaries to lessors or Affiliates of lessors of office facilities leased by the Company or such Restricted Subsidiary to finance tenant improvements at such office facility; (18) (a) Indebtedness representing deferred compensation, severance, pension and health and welfare retirement benefits or the equivalent to current and former employees of the Company and its Restricted Subsidiaries Incurred in the ordinary course of business (whether or not consistent with past practice); (b) guarantees of Indebtedness of directors, officers, employees, agents and advisors of the Company or any of its Restricted Subsidiaries in respect of expenses of such Persons in connection with relocations and other ordinary course of business purposes (whether or not consistent with past practice); and (c) Indebtedness evidenced by promissory notes issued to former or current directors, officers, employees or consultants (or their transferees, estates or beneficiaries under their estates) of the Company or any of its Restricted Subsidiaries in lieu of any cash payment; (19) Preferred Stock of a Non-Guarantor Subsidiary; provided that such Preferred Stock (a) does not provide by its terms for any cash payment on or prior to the date that is 91 days after the earlier of the final maturity date of the Notes or the date the Notes are no longer outstanding and (b) does not constitute Disqualified Stock; and (20) in addition to the items referred to in clauses (1) through (19) above, Indebtedness of the Company and its Restricted Subsidiaries in an aggregate outstanding principal amount which, when taken together with the principal amount of all other Indebtedness Incurred pursuant to this clause (20) and then outstanding, including any Indebtedness of the Company or a Restricted Subsidiary that serves to refund or refinance any Indebtedness Incurred pursuant to this clause (20), shall not exceed the greater of (x) $100.0 million and (y) 2.0% of Consolidated Total Assets (determined on the date of such Incurrence). (c) The Company shall not Incur any Indebtedness under this Section 4.09 if the proceeds thereof are used, directly or indirectly, to refinance any Subordinated Obligations unless such Indebtedness will be subordinated to the Notes to at least the same extent as such Subordinated Obligations. No Guarantor shall Incur any Indebtedness under this Section 4.09 if the proceeds thereof are

-62- used, directly or indirectly, to refinance any Guarantor Subordinated Obligations unless such Indebtedness will be subordinated to the obligations of such Guarantor under its Note Guarantee to at least the same extent as such Guarantor Subordinated Obligations. (d) For purposes of determining compliance with this Section 4.09: (1) in the event that Indebtedness meets the criteria of more than one of the types of Indebtedness under Section 4.09(b) or is entitled to be Incurred pursuant to Section 4.09(a), the Company, in its sole discretion, shall classify such item of Indebtedness on the date of Incurrence and may later reclassify all or a portion of such item of Indebtedness in any manner that complies with this Section 4.09 and will be entitled to divide the amount and type of such Indebtedness among more than one of such clauses under Section 4.09(a) and Section 4.09(b); provided that all Indebtedness outstanding on the Issue Date under the Bank Facilities, and all Indebtedness (or the portion thereof) Incurred under Section 4.09(b)(1), shall be deemed Incurred under Section 4.09(b)(1) and not Section 4.09(a) or Section 4.09(b)(3) and may not later be reclassified; (2) an item of Indebtedness need not be permitted solely by reference to one provision permitting such Indebtedness but may be permitted in part by one such provision and in part by one or more other provisions of this Section 4.09; (3) if obligations in respect of letters of credit or surety or performance bonds are Incurred pursuant to a Debt Facility under clause (1), (13) or (14) of Section 4.09(b) and relate to other Indebtedness, then such letters of credit or surety or performance bonds shall be treated as Incurred pursuant to clause (1), (13) or (14) of Section 4.09(b), as the case may be, and such other Indebtedness shall not be included; (4) except as provided in clause (3) of this Section 4.09(d), Guarantees of, or obligations in respect of letters of credit or surety or performance bonds relating to, Indebtedness that is otherwise included in the determination of a particular amount of Indebtedness shall not be included; and (5) the accrual of interest, the accretion or amortization of original issue discount, and the payment of interest on any Indebtedness in the form of additional Indebtedness with the same terms, shall not be deemed to be an Incurrence of Indebtedness pursuant to this Section 4.09. (e) Pursuant to an Officer’s Certificate delivered to the Trustee, the Company or a Restricted Subsidiary may elect to treat all or any portion of the commitment to provide any Indebtedness (including with respect to any revolving loan commitment) as being Incurred at the time of such commitment, in which case any subsequent Incurrence of Indebtedness that is the subject of such commitment shall not be deemed to be an Incurrence at such subsequent time. Such Indebtedness shall be deemed to be outstanding for purposes of calculating the Consolidated Leverage Ratio and the Consolidated Secured Leverage Ratio, as applicable, for any period in which the Company makes any such election and for any subsequent period until such commitments or such Indebtedness, as applicable, are no longer outstanding. (f) The Company shall not permit any of its Unrestricted Subsidiaries to Incur any Indebtedness, other than Non-Recourse Debt. If at any time an Unrestricted Subsidiary becomes a Restricted Subsidiary, any Indebtedness of such Subsidiary shall be deemed to be Incurred by a Restricted

-63- Subsidiary as of such date (and, if such Indebtedness is not permitted to be Incurred as of such date under this Section 4.09, the Company shall be in Default of this Section 4.09). (g) For purposes of determining compliance with any U.S. dollar-denominated restriction on the Incurrence of Indebtedness, the U.S. dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit Indebtedness; provided that if such Indebtedness is Incurred to refinance other Indebtedness denominated in a foreign currency, and such refinancing would cause the applicable U.S. dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such U.S. dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such Refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced. Notwithstanding any other provision of this Section 4.09, the maximum amount of Indebtedness that the Company and its Restricted Subsidiaries may Incur pursuant to this Section 4.09 shall not be deemed to be exceeded solely as a result of fluctuations in the exchange rate of currencies. The principal amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such Refinancing Indebtedness is denominated that is in effect on the date of such refinancing. (h) The Company shall not, and shall not permit any Guarantor to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness) that is or purports to be by its terms (or by the terms of any agreement governing such Indebtedness) subordinated or junior in right of payment to any other Indebtedness (including Acquired Indebtedness) of the Company or such Guarantor, as the case may be, unless such Indebtedness is subordinated in right of payment to the Notes or such Guarantor’s Guarantee, as the case may be, on substantially identical terms as such Indebtedness is subordinated to such other Indebtedness of the Company or such Guarantor, as the case may be; provided, however, that no Indebtedness of the Company or any Guarantor will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Company or any Guarantor solely by virtue of being unsecured or having a junior lien priority. For purposes of the foregoing, no Indebtedness shall be deemed to be contractually subordinate or junior in right of payment to any other Indebtedness solely by virtue of (1) being unsecured or (2) its having a junior priority with respect to the same collateral. Section 4.10 Limitation on Liens. (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, Incur, assume or suffer to exist any Lien (other than Permitted Liens) securing any Indebtedness on any of its property or assets (including Equity Interests of Subsidiaries), whether owned on the Issue Date or acquired after that date, unless contemporaneously with the Incurrence of such Lien: (1) in the case of Liens securing Subordinated Obligations or Guarantor Subordinated Obligations, the Notes and related Note Guarantees are secured by a Lien on such property, assets or proceeds that is senior in priority to the Liens securing such Subordinated Obligations or Guarantor Subordinated Obligations, as the case may be; or (2) in all other cases, the Notes and related Note Guarantees are equally and ratably secured or are secured by a Lien on such property, assets or proceeds that is senior in priority to the Liens securing such obligation.

-64- (b) Any Lien created for the benefit of Holders pursuant to this Section 4.10 shall be automatically and unconditionally released and discharged, without any action on the part of the Holders or the Trustee, upon the release and discharge of each of the related Liens described in clauses (1) and (2) of Section 4.10(a), as applicable. Section 4.11 Future Guarantors. (a) The Company shall cause each Restricted Subsidiary, that becomes a borrower under the Bank Facilities or that Guarantees, on the Issue Date or any time thereafter, the Obligations under the Bank Facilities or any other Indebtedness of the Company or any Guarantor exceeding $10.0 million aggregate principal amount to execute and deliver to the Trustee a supplemental indenture to this Indenture, in the form of Exhibit C attached hereto or in any other form reasonably satisfactory to the Trustee, pursuant to which such Restricted Subsidiary will irrevocably and unconditionally Guarantee, on a joint and several basis, the full and prompt payment of the principal of, premium, if any, and interest in respect of the Notes on a senior basis and all other Obligations under this Indenture. (b) The obligations of each Guarantor shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any Guarantees under the Bank Facilities) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under its Note Guarantee or pursuant to its contribution Obligations under this Indenture, result in the Obligations of such Guarantor under its Note Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. (c) Each Note Guarantee shall be released in accordance with Section 10.06. Section 4.12 Limitation on Restrictions on Distribution From Restricted Subsidiaries. (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or permit to exist or become effective any consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary to: (1) pay dividends or make any other distributions on its Capital Stock to the Company or any other Restricted Subsidiary, or pay any Indebtedness owed to the Company or any other Restricted Subsidiary (it being understood that the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on Equity Interests shall not be deemed a restriction on the ability to make distributions on Capital Stock); (2) make any loans or advances to the Company or any other Restricted Subsidiary (it being understood that the subordination of loans or advances made to the Company or any Restricted Subsidiary to other Indebtedness Incurred by the Company or any Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances); or (3) sell, lease or transfer any of its property or assets to the Company or any other Restricted Subsidiary (it being understood that such transfers shall not include any type of transfer described in clause (1) or (2) of this Section 4.12(a)). (b) Section 4.12(a) shall not prohibit encumbrances or restrictions existing under or by reason of:

-65- (1) contractual encumbrances or restrictions pursuant to the Bank Facilities or the Existing Notes and related documentation and other agreements or instruments in effect at or entered into on the Issue Date; (2) this Indenture, the Notes and the Note Guarantees; (3) any agreement or other instrument of a Person acquired by or merged, consolidated or amalgamated with or into the Company or any Restricted Subsidiary in existence at the time of such acquisition or at the time it merges, consolidates or amalgamates with or into the Company or any Restricted Subsidiary (but, in each case, not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person and its Subsidiaries, or the property or assets of the Person and its Subsidiaries, so acquired or merged, consolidated or amalgamated with and into the Company or Restricted Subsidiary, whichever is applicable; (4) any amendment, restatement, modification, renewal, supplement, refunding, replacement or refinancing of an agreement referred to in clauses (1), (2) or (3) of this Section 4.12(b) or this clause (4); provided, however, that such amendments, restatements, modifications, renewals, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Company, not materially more restrictive than the encumbrances and restrictions contained in the agreements referred to in clauses (1), (2) or (3) of this Section 4.12(b) on the Issue Date or the date such Person was acquired, merged, consolidated or amalgamated with and into the Company or any Restricted Subsidiary, whichever is applicable; (5) in the case of Section 4.12(a)(3), Liens permitted to be Incurred under Section 4.10 that limit the right of the debtor to dispose of the assets securing such Indebtedness; (6) purchase money obligations and Capitalized Lease Obligations permitted under this Indenture, in each case that impose encumbrances or restrictions of the nature described in Section 4.12(a)(3) on the property so acquired; (7) any agreement for the sale or other disposition of all or a portion of the Capital Stock or assets of a Restricted Subsidiary with customary restrictions on distributions, transfers, loans or advances by that Restricted Subsidiary pending its sale or other disposition; (8) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business (whether or not consistent with past practice) or restrictions on cash or other deposits permitted under Section 4.10 or arising in connection with any Permitted Liens; (9) any provisions in leases, subleases, licenses, sublicenses and other agreements entered into by the Company or any Restricted Subsidiary in the ordinary course of business (whether or not consistent with past practice); (10) encumbrances or restrictions arising or existing by reason of applicable law or any applicable rule, regulation, order, approval, license, permit or similar restriction; (11) any provisions in joint venture agreements and other similar agreements relating to joint ventures entered into in the ordinary course of business (whether or not consistent with past practice);

-66- (12) restrictions in agreements or instruments which prohibit the payment or making of dividends or other distributions other than on a pro rata basis; and (13) other Indebtedness Incurred or Preferred Stock permitted to be Incurred pursuant to Section 4.09; provided that, in the good faith judgment of the Company, (x) the encumbrances and restrictions in such Indebtedness are not materially more restrictive, taken as a whole, than those contained in the Bank Facilities as of the Issue Date or in this Indenture or (y) such encumbrance or restriction is no materially more disadvantageous to the holders of the Notes than is customary in comparable financings (as determined in the good faith judgment of the Company) and such encumbrance or restriction will not materially impair the Company’s ability to make principal or interest payments on the Notes when due. Section 4.13 Designation of Restricted and Unrestricted Subsidiaries. (a) The Company may designate after the Issue Date any Subsidiary (including any newly acquired or newly formed Subsidiary) as an “Unrestricted Subsidiary” under this Indenture (a “Designation”) only if: (1) no Default or Event of Default shall have occurred and be continuing both immediately before and immediately after giving effect to such Designation; (2) the Subsidiary to be so designated and its Subsidiaries do not at the time of Designation own any Capital Stock or Indebtedness of, or own or hold any Lien with respect to, the Company or any Restricted Subsidiary of the Company (other than any Subsidiary of the Subsidiary to be so designated); (3) all the Indebtedness of such Subsidiary and its Subsidiaries shall, at the date of Designation, and will at all times thereafter, consist of Non-Recourse Debt; and (4) such Subsidiary is a Person with respect to which neither the Company nor any of its Restricted Subsidiaries has any direct or indirect obligation: (a) to subscribe for additional Capital Stock of such Subsidiary; or (b) to maintain or preserve such Subsidiary’s financial condition or to cause such Subsidiary to achieve any specified levels of operating results; and (5) the aggregate Fair Market Value of all outstanding Investments owned by the Company and its Restricted Subsidiaries in the Subsidiary designated as an Unrestricted Subsidiary shall be deemed to be an Investment made as of the time of the Designation and must comply with Section 4.08. The Company may revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a “Revocation”) only if, immediately after giving effect such Revocation: (1) no Default or Event of Default has occurred and is continuing after giving effect to such Revocation; (2) (a) The Company would be able to Incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a) or (b) the Consolidated Leverage Ratio for the Company and its Restricted Subsidiaries would be better than or equal to such ratio for the Company and its

-67- Restricted Subsidiaries immediately prior to such Revocation, in each case on a pro forma basis taking into account such Revocation; and (3) all Liens of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if Incurred at such time, have been permitted to be Incurred for all purposes of this Indenture. (b) Any such Designation or Revocation shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors of the Company giving effect to such Designation or Revocation, as the case may be, and an Officer’s Certificate certifying that such Designation or Revocation complied with the foregoing conditions. (c) A Revocation will be deemed to be an Incurrence of Indebtedness by a Restricted Subsidiary of any outstanding Indebtedness of such Unrestricted Subsidiary. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture, and any Indebtedness of such Subsidiary shall be deemed to be Incurred as of such date. Section 4.14 Transactions with Affiliates. (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into or conduct any transaction (including the purchase, sale, lease or exchange of any property or asset or the rendering of any service) with any Affiliate of the Company (an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $10.0 million, unless: (1) the terms of such Affiliate Transaction are not materially less favorable, when taken as a whole, to the Company or such Restricted Subsidiary, as the case may be, than those that could have been obtained by the Company or such Restricted Subsidiary in a comparable transaction at the time of such transaction in arms’-length dealings with a Person that is not an Affiliate, as determined by the Company in good faith; and (2) in the event such Affiliate Transaction involves an aggregate consideration in excess of $25.0 million, the terms of such transaction have been approved by a majority of the members of the Board of Directors of the Company. (b) Section 4.14(a) shall not apply to: (1) any transaction between the Company and a Restricted Subsidiary or between or among Restricted Subsidiaries (or, in any case, any entity that becomes a Restricted Subsidiary as a result of such transaction) and any Guarantees issued by the Company or a Restricted Subsidiary for the benefit of the Company or a Restricted Subsidiary, as the case may be, in accordance with Section 4.09; (2) Restricted Payments permitted to be made pursuant to Section 4.08 or Permitted Investments; (3) transactions or payments pursuant to any employee, officer or director compensation or benefit plans, employment agreements, severance agreements or any similar arrangements entered into in the ordinary course of business (whether or not consistent with past practice) or approved by the Board of Directors of the Company;

-68- (4) the payment of reasonable fees to, and indemnities and reimbursements provided on behalf of, current, future or former officers, directors, employees or consultants of the Company or any Restricted Subsidiary; (5) loans, advances or Guarantees (or cancellation of loans, advances or Guarantees) to current, future or former officers, directors, employees or consultants of the Company or any Restricted Subsidiary that, in each case, are approved by a majority of the disinterested members of the Board of Directors of the Company; (6) transactions effected pursuant to any agreement as in effect as of the Issue Date, as these agreements may be amended, modified, supplemented, extended or renewed from time to time, so long as any such amendment, modification, supplement, extension or renewal is not, in the good faith judgment of the Company, materially more disadvantageous to the Holders, when taken as a whole, than the terms of the agreements in effect on the Issue Date; (7) any agreement between any Person and an Affiliate of such Person existing at the time such Person is acquired by or merged into the Company or a Restricted Subsidiary; provided that such agreement was not entered into in contemplation of such acquisition or merger, as these agreements may be amended, modified, supplemented, extended or renewed from time to time, so long as any such amendment, modification, supplement, extension or renewal is not, in the good faith judgment of the Company, materially more disadvantageous to the Holders, when taken as a whole, than the terms of the applicable agreement in effect on the date of such acquisition or merger; (8) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business or that are consistent with past practice of the Company and its Restricted Subsidiaries and otherwise in compliance with the terms of this Indenture; (9) any grant, issuance or sale of Capital Stock (other than Disqualified Stock) to Affiliates of the Company and the granting of registration and other customary rights in connection therewith; (10) transactions in which the Company or any of its Restricted Subsidiaries, as the case may be, delivers to the Trustee a letter from an accounting, appraisal or investment banking firm stating that such transaction is fair to the Company or such Restricted Subsidiary from a financial point of view or stating that the terms are not materially less favorable, when taken as a whole, to the Company or the relevant Restricted Subsidiary than those that could have been obtained by the Company or the relevant Restricted Subsidiary in a comparable transaction at the time of such transaction in arms’-length dealings with a Person that is not an Affiliate; (11) transactions with Affiliates solely in their capacity as holders of Indebtedness or Equity Interests of the Company, where such Affiliates receive the same consideration as non-Affiliates in such transaction; (12) transactions with any joint venture in which the Company or any Restricted Subsidiary holds or acquires an ownership interest in the ordinary course of business (whether or not consistent with past practice) so long as the terms of any such transactions, in the good faith judgment of the Company, are not materially less favorable, taken as a whole, to the Company or such Restricted Subsidiary than they are to the other joint venture partners; and

-69- (13) [Reserved]. Section 4.15 Offer to Repurchase Upon Change of Control. (a) If a Change of Control occurs, unless the Company has exercised its right to redeem all of the Notes pursuant to Section 3.07, the Company shall make an offer to purchase all of the Notes (the “Change of Control Offer”) at a purchase price in cash equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any, to but not including the date of purchase (the “Change of Control Payment”), subject to the right of Holders of record on a Record Date to receive any interest due on the Change of Control Payment Date (as defined below). (b) Within 30 days following any Change of Control, unless the Company has exercised its right to redeem all of the Notes pursuant to Section 3.07, the Company shall mail a notice of such Change of Control Offer to each Holder or otherwise deliver notice in accordance with the applicable procedures of DTC, with a copy to the Trustee, stating: (1) that a Change of Control Offer is being made, the expiration time for such Change of Control Offer (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed or otherwise delivered in accordance with the applicable procedures of DTC) and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for purchase by the Company at a purchase price in cash equal to 101% of the principal amount of such Notes plus accrued and unpaid interest, if any, to but not including the date of purchase (subject to the right of Holders of record on the applicable Record Date to receive interest due on the Change of Control Payment Date); (2) the purchase date (which shall be no later than five Business Days after the date such Change of Control Offer expires) (the “Change of Control Payment Date”); and (3) the procedures determined by the Company, consistent with this Indenture, that a Holder must follow in order to have its Notes repurchased. On the Change of Control Payment Date, the Company shall, to the extent lawful: (1) accept for payment all Notes or portions of Notes (in integral multiples of $1,000) properly tendered pursuant to the Change of Control Offer; provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000; (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes so tendered; and (3) deliver or cause to be delivered to the Trustee for cancellation the Notes so accepted together with an Officer’s Certificate directing the Trustee to cancel the applicable Notes and stating the aggregate principal amount of Notes or portions of Notes being purchased by the Company in accordance with the terms of this Section 4.15. (c) The Paying Agent will promptly mail (or otherwise deliver in accordance with the applicable procedures of DTC) to each Holder of Notes so tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or otherwise deliver in accordance

-70- with the applicable procedures of DTC) to each Holder a new Note (it being understood that, notwithstanding anything in this Indenture to the contrary, no Opinion of Counsel or Officer’s Certificate, only an Authentication Order, shall be required for the Trustee to authenticate and mail or deliver such new Note) equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each such new Note will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof. (d) If the Change of Control Payment Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest to the Change of Control Payment Date will be paid on the Change of Control Payment Date to the Person in whose name a Note is registered at the close of business on such Record Date. (e) The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer. (f) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue of the conflict. Section 4.16 Asset Dispositions. (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, consummate any Asset Disposition unless: (1) the Company or such Restricted Subsidiary, as the case may be, receives consideration at least equal to the Fair Market Value (such Fair Market Value to be determined on the date of contractually agreeing to such Asset Disposition) of the shares and assets subject to such Asset Disposition; and (2) at least 75% of the consideration from such Asset Disposition received by the Company or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents; provided that the requirement in this clause (2) shall not apply to (x) any Asset Swap or (y) the sale or issuance by a Foreign Subsidiary of Equity Interests in the ordinary course of business (whether or not consistent with past practice) to directors, employees, management, consultants or advisors of such Foreign Subsidiary in connection with agreements to compensate such persons approved by a majority of the disinterested members of the Board of Directors of such Foreign Subsidiary. For the purposes of clause (2) above and for no other purpose, the following shall be deemed to be cash: (1) any liabilities (as shown on the Company’s consolidated balance sheet, or if Incurred, accrued or increased subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Company’s consolidated balance sheet if such Incurrence, accrual or increase had taken place on or prior to the date of such balance sheet, as determined by

-71- the Company in good faith) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes or the Note Guarantees) that are assumed by the transferee of any such assets in writing or are otherwise extinguished in connection with the transactions relating to such Asset Disposition and from which the Company and all Restricted Subsidiaries no longer have any obligations with respect to such liabilities or are indemnified against further liabilities; (2) any securities, notes or other obligations received by the Company or any Restricted Subsidiary in such Asset Disposition that are converted by the Company or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of such Asset Disposition; and (3) any Designated Non-cash Consideration received by the Company or any Restricted Subsidiary in such Asset Disposition having an aggregate Fair Market Value that, when taken together with all other Designated Non-cash Consideration previously received pursuant to this clause (3) that is at that time outstanding, does not exceed the greater of $250.0 million and 5.0% of Consolidated Total Assets (with the Fair Market Value of each item of Designated Non-cash Consideration being measured at the time received and without giving effect to subsequent changes in value). (b) Within 450 days from the receipt of such Net Available Cash, an amount equal to 100% of the Net Available Cash from such Asset Disposition may be applied by the Company or any Restricted Subsidiary as follows: (1) to repay (and, in the case of revolving Indebtedness, permanently reduce commitments with respect thereto): (i) Secured Indebtedness of the Company or a Guarantor under a Debt Facility to the extent such Secured Indebtedness was Incurred under Section 4.09(b)(1)); (ii) Secured Indebtedness of the Company or a Guarantor (other than any Disqualified Stock, Subordinated Obligations or Guarantor Subordinated Obligations, as the case may be) other than Indebtedness owed to the Company or an Affiliate of the Company; or (iii) Indebtedness of a Non-Guarantor Subsidiary (other than any Disqualified Stock), other than Indebtedness owed to the Company or an Affiliate of the Company; (2) to repay (and, in the case of revolving Indebtedness, permanently reduce commitments with respect thereto) other Indebtedness of the Company (other than any Disqualified Stock or Subordinated Obligations) or Indebtedness of a Guarantor (other than any Disqualified Stock or Guarantor Subordinated Obligations), in each case other than Indebtedness owed to the Company or an Affiliate of the Company; provided that the Company shall equally and ratably reduce Obligations under the Notes, as provided in Section 3.07, through open market purchases at or above 100% of the principal amount thereof or by making an offer (in accordance with the procedures set forth below for an Asset Disposition Offer) to all Holders to purchase their Notes at 100% of the principal amount thereof, in each case plus the amount of accrued but unpaid interest on the Notes that are purchased or redeemed; (3) to invest in Additional Assets; (4) to make capital expenditures in or that are useful in a Permitted Business; or (5) any combination of the foregoing;

-72- provided that pending the final application of any such Net Available Cash in accordance with clause (1), (2), (3), (4) or (5) above, the Company and its Restricted Subsidiaries may temporarily reduce Indebtedness (including under a revolving Debt Facility) or otherwise invest such Net Available Cash in any manner not prohibited by this Indenture; provided, further, that in the case of clause (3) or (4) above (or any combination of such clauses), a binding commitment to invest in Additional Assets or to make a capital expenditure shall be treated as a permitted application of the Net Available Cash from the date of such commitment so long as the Company or a Restricted Subsidiary enters into such commitment with the good faith expectation that such Net Available Cash will be applied to satisfy such commitment within 180 days of the end of such 450-day period and such Net Available Cash is actually applied in such manner within 180 days from the end of such 450-day period. (c) Any Net Available Cash from Asset Dispositions that is not applied or invested as provided in Section 4.16(b) will be deemed to constitute “Excess Proceeds.” When the aggregate amount of Excess Proceeds exceeds $25.0 million, the Company shall be required to make an offer (an “Asset Disposition Offer”) to all Holders and, to the extent required by the terms of any outstanding Pari Passu Indebtedness, to all holders of such Pari Passu Indebtedness, to purchase the maximum aggregate principal amount of Notes and any such Pari Passu Indebtedness that may be purchased out of the Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase (subject to the right of Holders of record on a record date to receive interest due on the Asset Disposition Purchase Date) in accordance with the procedures set forth in this Indenture or the agreements governing the Pari Passu Indebtedness, as applicable, in the case of the Notes in integral multiples of $1,000; provided that if, following repurchase of a portion of a Note, the remaining principal amount of such Note outstanding immediately after such repurchase would be less than $2,000, then the portion of such Note so repurchased shall be reduced so that the remaining principal amount of such Note outstanding immediately after such repurchase is $2,000. The Company shall commence an Asset Disposition Offer with respect to Excess Proceeds by mailing (or otherwise communicating in accordance with the applicable procedures of DTC) the notice required pursuant to the terms of this Indenture, with a copy to the Trustee. To the extent that the aggregate amount of Notes and Pari Passu Indebtedness validly tendered and not properly withdrawn pursuant to an Asset Disposition Offer is less than the Excess Proceeds, the Company may use any remaining Excess Proceeds in any manner not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and Pari Passu Indebtedness validly tendered and not properly withdrawn pursuant to an Asset Disposition Offer exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such Pari Passu Indebtedness to be purchased on a pro rata basis on the basis of the aggregate accreted value or principal amount of tendered Notes and Pari Passu Indebtedness; provided that the selection of such Pari Passu Indebtedness shall be made pursuant to the terms of such Pari Passu Indebtedness. Upon completion of such Asset Disposition Offer, the amount of Excess Proceeds shall be reset at zero. (d) The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Asset Swaps unless, at the time of entering into such Asset Swap and immediately after giving effect to such Asset Swap, no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof. (e) The Company shall comply, to the extent applicable, with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws or regulations in connection with the repurchase of Notes pursuant to an Asset Disposition Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue of any conflict.

-73- Section 4.17 Effectiveness of Covenants. (a) Following the first day (such date, a “Suspension Date”): (1) the Notes have an Investment Grade Rating from two of the Rating Agencies; and (2) no Default has occurred and is continuing under this Indenture, the Company and its Restricted Subsidiaries shall not be subject to the provisions of Sections 4.08, 4.09, 4.11 (but only with respect to any Person that is required to become a Guarantor after the date of the commencement of the applicable Suspension Date), 4.12, 4.13, 4.14, 4.16 and 5.01(a)(4) (collectively, the “Suspended Covenants”). On the Suspension Date, the Excess Proceeds from any Asset Disposition shall be reset at zero. If at any time the Notes cease to have an Investment Grade Rating by two or more of the Rating Agencies, then the Company and its Restricted Subsidiaries will thereafter again be subject to the Suspended Covenants (the date on which the Company and its Restricted Subsidiaries will be again subject to the Suspended Covenants, the “Reinstatement Date”), unless and until the Notes subsequently attain an Investment Grade Rating from two Rating Agencies and no Default or Event of Default is in existence (in which event the Suspended Covenants shall no longer be in effect for such time that the Notes maintain an Investment Grade Rating from two Rating Agencies); provided, however, that no Default, Event of Default or breach of any kind shall be deemed to exist under this Indenture, the Notes or the Note Guarantees with respect to the Suspended Covenants based on, and none of the Company or any of its Subsidiaries shall bear any liability for, any actions taken or events occurring during the Suspension Period, regardless of whether such actions or events would have been permitted if the applicable Suspended Covenants remained in effect during such period. The period of time between the Suspension Date and the Reinstatement Date is referred to as the “Suspension Period.” (b) On the Reinstatement Date, all Indebtedness Incurred during the Suspension Period will be classified to have been Incurred under Section 4.09(b)(3). Calculations made after the Reinstatement Date of the amount available to be made as Restricted Payments under Section 4.08 will be made as though Section 4.08 had been in effect since the Issue Date and throughout the Suspension Period. Accordingly, Restricted Payments made during the Suspension Period will reduce the amount available to be made as Restricted Payments under Section 4.08(a). Any Affiliate Transaction entered into on or after the Reinstatement Date pursuant to an agreement entered into during any Suspension Period shall be deemed to be permitted pursuant to Section 4.14(b)(6). Any encumbrance or restriction on the ability of any Restricted Subsidiary to take any action described in clauses (1) through (3) of Section 4.12(a) that becomes effective during any Suspension Period shall be deemed to be permitted pursuant to clause (1) of Section 4.12(b). (c) During any period when the Suspended Covenants are suspended, the Board of Directors of the Company may not designate any of the Company’s Subsidiaries as Unrestricted Subsidiaries pursuant to this Indenture. (d) Promptly following the occurrence of any Suspension Date or Reinstatement Date, the Company shall provide an Officer’s Certificate to the Trustee regarding such occurrence. The Trustee shall have no obligation to independently determine or verify if a Suspension Date or Reinstatement Date has occurred or notify the Holders of any Suspension Date or Reinstatement Date. The Trustee may provide a copy of such Officer’s Certificate to any Holder of the Notes upon request.

-74- Section 4.18 Not More Restrictive Than Existing Notes (a) Notwithstanding anything to the contrary herein, so long as the Existing Notes remain outstanding, nothing contained in this Article 4 shall restrict the Company or any of its Affiliates from taking any action or entering into any transaction that is permitted pursuant to the Existing Indenture as in effect as of the date hereof. ARTICLE 5 SUCCESSORS Section 5.01 Merger, Consolidation or Sale of All or Substantially All Assets. (a) The Company shall not consolidate with or merge with or into or wind up into (whether or not the Company is the surviving corporation), or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries, taken as a whole, in one or more related transactions, to any Person unless: (1) the resulting, surviving or transferee Person (the “Successor Company”) is a corporation or limited liability company organized and existing under the laws of the United States, any state or territory thereof or the District of Columbia, and if such entity is not a corporation, a co-obligor of the Notes is a corporation organized or existing under such laws; (2) the Successor Company (if other than the Company) expressly assumes all of the obligations of the Company under the Notes and this Indenture pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee; (3) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; (4) immediately after giving pro forma effect to such transaction and any related financing transactions, as if such transactions had occurred at the beginning of the applicable four-quarter period, (a) the Successor Company would be able to Incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a); or (b) the Consolidated Leverage Ratio for the Successor Company and its Restricted Subsidiaries would be better than or equal to such ratio for the Company and its Restricted Subsidiaries immediately prior to such transaction; (5) each Guarantor (unless it is the other party to the transactions described above, in which case Section 5.01(c)(1) shall apply) shall have by supplemental indenture confirmed that its Note Guarantee shall apply to such Successor Company’s obligations under this Indenture and the Notes; and (6) the Company shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, winding up or disposition, and such supplemental indenture, if any, comply with this Indenture.

-75- (b) Notwithstanding clauses (3) and (4) of Section 5.01(a): (1) any Restricted Subsidiary may consolidate with, merge with or into or transfer all or part of its properties and assets to the Company or any other Restricted Subsidiary; and (2) the Company may merge with an Affiliate of the Company solely for the purpose of reincorporating or forming the Company in another state or territory of the United States or the District of Columbia, so long as the amount of Indebtedness of the Company and its Restricted Subsidiaries is not increased thereby. (c) The Company shall not permit any Guarantor to consolidate with or merge with or into or wind up into (whether or not such Guarantor is the surviving corporation), or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets, in one or more related transactions, to any Person (other than to the Company or another Guarantor) unless: (1) (a) if such entity remains a Guarantor, the resulting, surviving or transferee Person (the “Successor Guarantor”) is a Person (other than an individual) organized and existing under the laws of the United States, any state or territory thereof or the District of Columbia or the laws under which such Guarantor was formed; (b) the Successor Guarantor, if other than such Guarantor, expressly assumes all the obligations of such Guarantor under this Indenture, the Notes and its Note Guarantee pursuant to a supplemental indenture or other documents or instruments in form reasonably satisfactory to the Trustee; (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (d) the Company will have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, merger, winding up or disposition and such supplemental indenture (if any) comply with this Indenture; or (2) in the event the transaction results in the release of the Subsidiary’s Note Guarantee under clause (1)(A) of Section 10.06(a), the transaction is made in compliance with Section 4.16 (it being understood that only such portion of the Net Available Cash as is required to be applied on the date of such transaction in accordance with the terms of this Indenture needs to be applied in accordance therewith at such time). (d) Notwithstanding the foregoing, any Guarantor may merge with or into or transfer all or part of its properties and assets to a Guarantor or merge with a Restricted Subsidiary of the Company, so long as the resulting entity remains or becomes a Guarantor. (e) For purposes of this Section 5.01, the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company or a Guarantor, as the case may be, which properties and assets, if held by the Company or such Guarantor instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company or such Guarantor on a consolidated basis, will be deemed to be the disposition of all or substantially all of the properties and assets of the Company or such Guarantor, as applicable.

-76- Section 5.02 Successor Entity Substituted. Upon any consolidation, merger, winding up, sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the assets of the Company or a Guarantor in accordance with Section 5.01, the Company or the Guarantor, as the case may be, shall be released from its obligations under this Indenture and the Notes or its Note Guarantee, as the case may be, and the Successor Company or the Successor Guarantor, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Company or a Guarantor, as the case may be, under this Indenture, the Notes and such Note Guarantee; provided that, in the case of a lease of all or substantially all its assets, the Company shall not be released from the obligation to pay the principal of and interest on the Notes. ARTICLE 6 DEFAULTS AND REMEDIES Section 6.01 Events of Default. (a) Each of the following is an “Event of Default”: (1) default in any payment of interest on any Note when due, continued for 30 days; (2) default in the payment of principal or premium, if any, on any Note when due at its Stated Maturity, upon optional redemption, upon required repurchase, upon declaration or otherwise; (3) failure by the Company or any Guarantor to comply with its obligations under Section 5.01; (4) failure by the Company or any Guarantor to comply for 30 days after notice as provided below with any of their obligations under Section 4.15 or Section 4.16 (in each case, other than a failure to purchase Notes, which constitutes an Event of Default under clause (2) above); (5) failure by the Company or any Guarantor to comply for 60 days after notice as provided below with its other agreements contained in this Indenture, the Notes or the Note Guarantees; (6) default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed (which, for the avoidance of doubt, shall not include Indebtedness described in clause (5) of the definition thereof or Non-Recourse Debt) by the Company or any of its Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of its Restricted Subsidiaries), other than Indebtedness owed to the Company or a Restricted Subsidiary, whether such Indebtedness or Guarantee now exists or is created after the Issue Date, which default: (i) is caused by a failure to pay principal of, or interest or premium, if any, on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness; or

-77- (ii) results in the acceleration of such Indebtedness prior to its maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a payment default or the maturity of which has been so accelerated, aggregates $50.0 million or more (or its foreign currency equivalent); (7) failure by the Company or any Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary to pay final, non-appealable judgments aggregating in excess of $50.0 million (or its foreign currency equivalent) (net of any amounts that a reputable and creditworthy insurance company, as determined by the Company in good faith, has acknowledged liability for in writing), which judgments are not paid, discharged or stayed for a period of 60 days or more after such judgment becomes final; (8) (i) the Company or a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law: (A) commences proceedings to be adjudicated bankrupt or insolvent; (B) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking an arrangement of debt, reorganization, dissolution, winding up or relief under applicable Bankruptcy Law; (C) consents to the appointment of a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (D) makes a general assignment for the benefit of its creditors; or (E) admits in writing its inability to pay its debts generally as they become due; or (ii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, in a proceeding in which the Company, any such Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, is to be adjudicated bankrupt or insolvent; (B) appoints a receiver, interim receiver, receiver and manager, liquidator, assignee, trustee, sequestrator or other similar official of the

-78- Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary, or for all or substantially all of the property of the Company, any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary; or (C) orders the liquidation, dissolution or winding up of the Company, or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary; and the order or decree remains unstayed and in effect for 60 consecutive days; or (9) any Note Guarantee of a Significant Subsidiary or any group of Guarantors that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of this Indenture) or is declared null and void in a judicial proceeding or any Guarantor that is a Significant Subsidiary or any group of Guarantors that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries), would constitute a Significant Subsidiary denies or disaffirms its obligations under this Indenture or its Note Guarantee (other than by release of any such Guarantee as contemplated by the terms of this Indenture). (b) A Default under clauses (4) and (5) of Section 6.01(a) shall not constitute an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes notify the Company of the Default and the Company does not cure such Default within the time specified in clauses (4) and (5) of Section 6.01(a) after receipt of such notice. Section 6.02 Acceleration. (a) If an Event of Default (other than an Event of Default described in Section 6.01(a)(8)) occurs and is continuing, the Trustee, upon its actual notice of such Event of Default, by written notice to the Company, specifying the Event of Default, or the Holders of at least 25% in principal amount of the then outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all the then outstanding Notes to be due and payable. Upon such a declaration, such principal, premium, if any, and accrued and unpaid interest, if any, will be due and payable immediately. The Trustee shall have no obligation to accelerate the Notes if and so long as the Trustee, in good faith, determines acceleration is not in the best interest of the Holders. (b) In case an Event of Default described in Section 6.01(a)(8) occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest, if any, on all the then outstanding Notes will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

-79- (c) In the event of a declaration of acceleration of the Notes because an Event of Default described in Section 6.01(a)(6) has occurred and is continuing, the declaration of acceleration of the Notes shall be automatically annulled if: (1) the default triggering such Event of Default pursuant to Section 6.01(a)(6) shall be remedied or cured by the Company or a Restricted Subsidiary (including through a discharge of such Indebtedness) or waived by the holders of the relevant Indebtedness within 20 days after the declaration of acceleration with respect thereto; and (2) (A) the annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction and (B) all existing Events of Default, except nonpayment of principal of, premium, if any, or interest on, the Notes that became due solely because of the acceleration of the Notes, have been cured or waived. (d) The Holders of a majority in principal amount of the outstanding Notes may waive all past Events of Default (except with respect to nonpayment of principal, premium or interest) and rescind any acceleration with respect to the Notes and its consequences if (1) such rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on, the Notes that have become due solely by such declaration of acceleration, have been cured or waived. Section 6.03 Other Remedies. (a) If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, and interest on, the then outstanding Notes or to enforce the performance of any provision of such Notes or this Indenture. (b) The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law. Section 6.04 Waiver of Past Defaults. (a) The Holders of a majority in principal amount of the outstanding Notes by written notice to the Trustee may on behalf of all Holders waive any existing Default and its consequences hereunder, except: (1) a continuing Default in the payment of the principal of, premium, if any, or interest on, any Note held by a non-consenting Holder (including in connection with an Asset Disposition Offer or a Change of Control Offer); and (2) a Default with respect to a provision that under Section 9.02 cannot be amended without the consent of each Holder affected, provided that, subject to Section 6.02, the Holders of a majority in principal amount of the then outstanding Notes may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this

-80- Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon. Section 6.05 Control by Majority. The Holders of a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law, this Indenture, the Notes or any Note Guarantee, or that would involve the Trustee in personal liability. Section 6.06 Limitation on Suits. Subject to Section 6.07, no Holder may pursue any remedy with respect to this Indenture or the Notes unless: (1) such Holder has previously given the Trustee notice that an Event of Default is continuing; (2) the Holders of at least 25% in principal amount of the then outstanding Notes have requested the Trustee to pursue the remedy; (3) such Holders have offered the Trustee security or indemnity reasonably satisfactory to the Trustee against any loss, liability or expense; (4) the Trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and (5) the Holders of a majority in principal amount of the then outstanding Notes have not given the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request within such 60-day period. Section 6.07 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the contractual right of any Holder to receive payment of principal of, premium, if any, and interest on, its Note, on or after the respective due dates expressed or provided for in such Note (including in connection with an Asset Disposition Offer or a Change of Control Offer), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be amended or waived without the consent of such Holder. Section 6.08 Collection Suit by Trustee. If an Event of Default specified in Section 6.01(a)(1) or Section 6.01(a)(2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company and any other obligor on the Notes for the whole amount of principal, premium, if any, and interest remaining unpaid on the then outstanding Notes, together with interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

-81- Section 6.09 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceedings, the Company, the Co-Obligor, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding has been instituted. Section 6.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy are, to the extent permitted by law, cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. Section 6.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. Section 6.12 Trustee May File Proofs of Claim. The Trustee may file proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes, including the Guarantors), its creditors or its property and is entitled and empowered to participate as a member in any official committee of creditors appointed in such matter and to collect, receive and distribute any money or other property payable or deliverable on any such claims. Any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 7.06. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

-82- Section 6.13 Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money in the following order: (1) to the Trustee, any other Agent and their respective agents and attorneys for amounts due under Section 7.06, including payment of all reasonable compensation, expenses and liabilities Incurred, and all advances made, by the Trustee and the costs and expenses of collection; (2) to Holders for amounts due and unpaid on the Notes for principal, premium, if any, and interest ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium, if any, and interest, respectively; and (3) to the Company or to such party as a court of competent jurisdiction shall direct, including a Guarantor, if applicable. The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.13. Promptly after any record date is set pursuant to this Section 6.13, the Trustee shall cause notice of such record date and payment date to be given to the Company and to each Holder in the manner set forth in Section 12.01. Section 6.14 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in such suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable and documented attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.14 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Notes. ARTICLE 7 TRUSTEE Section 7.01 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee will exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. (b) Except during the continuance of an Event of Default: (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

-83- (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (1) this Section 7.01(c) does not limit the effect of Section 7.01(b); (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved in a court of competent jurisdiction that the Trustee was negligent in ascertaining the pertinent facts; and (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05. (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 7.01. (e) Subject to this Article 7, if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture, the Notes and the Note Guarantees at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security reasonably satisfactory to it against any loss, liability or expense. (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. Section 7.02 Rights of Trustee. (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document. (b) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel or both subject to the other provisions of this Indenture. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer’s Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon. (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care.

-84- (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture. (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or a Guarantor shall be sufficient if signed by an Officer of the Company or such Guarantor. (f) None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise to Incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it. (g) The Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default or be required to act based on any event unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the existence of a Default or Event of Default, the Notes and this Indenture. (h) In no event shall the Trustee be responsible or liable for special, indirect, punitive, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder. (j) The Trustee may request that the Company deliver an Officer’s Certificate setting forth the names of individuals or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any Person specified as so authorized in any such certificate previously delivered and not superseded. (k) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder. (l) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as duties. (m) Under no circumstances shall the Trustee be liable in its individual capacity for the obligations evidenced by the Notes. Section 7.03 Individual Rights of Trustee. The Trustee or any Agent in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee or such Agent. However, in the event that the Trustee acquires any conflicting interest, it must eliminate such conflict within 90 days or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Section 7.09 and Section 7.10.

-85- Section 7.04 Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company’s use of the proceeds from the Notes or any money paid to the Company or upon the Company’s direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication on the Notes. Section 7.05 Notice of Defaults. If a Default occurs and is continuing and is actually known to the Trustee, the Trustee will mail to each Holder a notice of the Default within 90 days after it occurs. Except in the case of an Event of Default specified in Section 6.01(a)(1) or Section 6.01(a)(2), the Trustee may withhold from the Holders notice of any continuing Default if the Trustee determines in good faith that withholding the notice is in the interest of the Holders. Section 7.06 Compensation and Indemnity. (a) The Company and the Guarantors, jointly and severally, shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the parties shall agree in writing from time to time. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable and documented disbursements, advances and expenses Incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable and documented compensation, disbursements and expenses of the Trustee’s agents and counsel. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business. (b) The Company and the Guarantors, jointly and severally, shall indemnify the Trustee for, and hold each of the Trustee and any predecessor and their respective officers, directors, employees and agents harmless against, any and all loss, damage, claims, liability or expense (including reasonable and documented attorneys’ fees and expenses and court costs) Incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder (including the costs and expenses of enforcing this Indenture against the Company or any Guarantor (including this Section 7.06)) or defending itself against any claim whether asserted by any Holder, the Company or any Guarantor, or liability in connection with the acceptance, exercise or performance of any of its powers or duties hereunder). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless it has been materially prejudiced by the forfeit of a substantive right or defense. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the reasonable and documented fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense Incurred by the Trustee through the Trustee’s own willful misconduct or negligence as finally adjudicated by a court of competent jurisdiction. (c) The obligations of the Company and the Guarantors under this Section 7.06 shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee.

-86- (d) To secure the payment obligations of the Company and the Guarantors in this Section 7.06, the Trustee shall have a senior claim to which the Notes are hereby made subordinate on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such claim shall survive the satisfaction and discharge of this Indenture. (e) When the Trustee Incurs expenses or renders services after an Event of Default specified in Section 6.01(a)(8) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law. Section 7.07 Replacement of Trustee. (a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 7.07. The Trustee may resign in writing at any time by giving 30 days’ prior notice of such resignation to the Company and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing at least 30 days prior to such removal. The Company may remove the Trustee if: (1) the Trustee fails to comply with Section 7.09; (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law; (3) a receiver or public officer takes charge of the Trustee or its property; or (4) the Trustee becomes incapable of acting. (b) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in aggregate principal amount of the then outstanding Notes may remove the successor Trustee to replace it with another successor Trustee appointed by the Company. (c) If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee (at the Company’s expense), the Company or the Holders of at least 10% in aggregate principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee. (d) If the Trustee, after written request by any Holder who has been a Holder for at least six months, fails to comply with Section 7.09, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. (e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided that all sums owing to the Trustee hereunder have been paid. Notwithstanding replacement of the Trustee pursuant to this Section 7.07, the Company’s obligations under Section 7.06 shall continue for the benefit

-87- of the retiring Trustee. The retiring or removed Trustee shall have no responsibility or liability for the action or inaction of any successor Trustee. (f) As used in this Section 7.07, the term “Trustee” shall also include each Agent. Section 7.08 Successor Trustee by Merger, etc. If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the successor corporation or national banking association without any further act shall be the successor Trustee, subject to Section 7.09. Section 7.09 Eligibility; Disqualification. (a) There shall at all times be a Trustee hereunder that is a corporation or national banking association organized and doing business under the laws of the United States or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. (b) This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Sections 310(a)(1), (2) and (5). The Trustee is subject to Trust Indenture Act Section 310(b). Section 7.10 Preferential Collection of Claims Against the Company. The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein. ARTICLE 8 LEGAL DEFEASANCE AND COVENANT DEFEASANCE Section 8.01 Option to Effect Legal Defeasance or Covenant Defeasance. The Company may, at its option and at any time, elect to have either Section 8.02 or Section 8.03 applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8. Section 8.02 Legal Defeasance and Discharge. (a) Upon the Company’s exercise under Section 8.01 of the option applicable to this Section 8.02, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04, be deemed to have been discharged from their obligations with respect to this Indenture, all outstanding Notes and Note Guarantees on the date the conditions set forth below are satisfied (“Legal Defeasance”). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the then outstanding Notes, which shall thereafter be deemed to be “outstanding” only for the purposes of Section 8.05 and the other Sections of this Indenture referred to in clauses (1) through (4) below, and to have satisfied all of its other obligations under such Notes and this Indenture, including that of the Guarantors (and the Trustee, on demand of and

-88- at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest on, the then outstanding Notes when such payments are due, solely out of the trust created pursuant to this Indenture referred to in Section 8.04; (2) the Company’s obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for Note payments held in trust; (3) the rights, powers, trusts, duties and immunities of the Trustee, and the Company’s obligations in connection therewith; and (4) this Section 8.02. (b) Following the Company’s exercise of its Legal Defeasance option, payment of the then outstanding Notes may not be accelerated because of an Event of Default with respect to such Notes. (c) Subject to compliance with this Article 8, the Company may exercise its option under this Section 8.02 notwithstanding the prior exercise of its option under Section 8.03. Section 8.03 Covenant Defeasance. (a) Upon the Company’s exercise under Section 8.01 of the option applicable to this Section 8.03, the Company and the Guarantors shall, subject to the satisfaction of the conditions set forth in Section 8.04, be released from their obligations under any or all (within the Company’s sole discretion) of the covenants contained in Sections 3.09, 4.05, 4.06, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16 and 4.17 and clause (4) of Section 5.01(a) with respect to the then outstanding Notes, and the Guarantors shall be deemed to have been discharged from their obligations with respect to all Note Guarantees, on and after the date the conditions set forth in Section 8.04 are satisfied (“Covenant Defeasance”), and such Notes shall thereafter be deemed not “outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “outstanding” for all other purposes hereunder. For this purpose, Covenant Defeasance means that, with respect to this Indenture and the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. (b) Upon the Company’s exercise under Section 8.01 of the option applicable to this Section 8.03, subject to the satisfaction of the conditions set forth in Section 8.04, an Event of Default specified in Section 6.01(a)(3) that resulted solely from the failure of the Company to comply with Section 5.01(a)(4), Section 6.01(a)(4) (only with respect to covenants that are released as a result of such Covenant Defeasance), Section 6.01(a)(5) (only with respect to covenants that are released as a result of such Covenant Defeasance), Section 6.01(a)(6), Section 6.01(a)(7), Section 6.01(a)(8) (solely with respect to Significant Subsidiaries or any group of Restricted Subsidiaries that, taken together (as of the date of the latest consolidated financial statements of the Company and its Restricted Subsidiaries) would

-89- constitute a Significant Subsidiary) or Section 6.01(a)(9), in each case, shall not constitute an Event of Default. Section 8.04 Conditions to Legal or Covenant Defeasance. (a) The following shall be the conditions to the exercise of either the Legal Defeasance option under Section 8.02 or the Covenant Defeasance option under Section 8.03 with respect to the Notes: (1) the Company must irrevocably deposit with the Trustee for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in amounts as will be sufficient, without consideration of any reinvestment of interest, to pay the principal, premium, if any, and interest due on the outstanding Notes on the Stated Maturity or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date; (2) in the case of Legal Defeasance, the Company has delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, (A) the Company has received from, or there has been published by, the U.S. Internal Revenue Service a ruling, or (B) since the Issue Date, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel will confirm that, the beneficial owners of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Legal Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred; (3) in the case of Covenant Defeasance, the Company has delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the beneficial owners of the Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; (4) no Default or Event of Default has occurred and is continuing on the date of such deposit or will occur as a result of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) and the deposit will not result in a breach or violation of, or constitute a default under, the Bank Facilities or any other material agreement or material instrument (other than this Indenture) to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound; (5) the Company has delivered to the Trustee an Officer’s Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company, any Guarantor or others; (6) the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions and

-90- exclusions), each stating that all conditions precedent relating to the Legal Defeasance or the Covenant Defeasance, as the case may be, have been complied with; and (7) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or the redemption date, as the case may be (which instructions may be contained in the Officer’s Certificate referred to in clause (6) above). Section 8.05 Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions. (a) Subject to Section 8.06, all money and Government Securities (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.04 in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or a Guarantor acting as Paying Agent) as the Trustee may determine, to the Holders of all sums due and to become due thereon in respect of principal of, premium, if any, and interest on, the Notes, but such money need not be segregated from other funds except to the extent required by law. (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or Government Securities deposited pursuant to Section 8.04 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders. (c) Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or Government Securities held by it as provided in Section 8.04 which, in the judgment of the Board of Directors of the Company expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance. Section 8.06 Repayment to the Company. Subject to any applicable abandoned property law, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on, any Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease. Section 8.07 Reinstatement. If the Trustee or Paying Agent is unable to apply any U.S. dollars or Government Securities in accordance with Section 8.02 or Section 8.03, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s and the Guarantors’ obligations under this Indenture, the Notes and the Note Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.02 or Section 8.03 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or Section 8.03, as the case may be; provided that, if the Company makes any payment of principal of, premium, if any, or interest on, any Note following the

-91- reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders to receive such payment from the money held by the Trustee or Paying Agent. ARTICLE 9 AMENDMENT, SUPPLEMENT AND WAIVER Section 9.01 Without Consent of Holders. (a) Notwithstanding Section 9.02, without the consent of any Holder, the Company, the Guarantors and the Trustee may amend this Indenture, the Notes and the Note Guarantees to: (1) cure any ambiguity, omission, defect or inconsistency; (2) provide for the assumption by a successor entity of the obligations of the Company or any Guarantor under this Indenture, the Notes or the Note Guarantees in accordance with Article 5; (3) provide for or facilitate the issuance of uncertificated Notes in addition to or in place of certificated Notes; provided that the uncertificated Notes are issued in registered form for purposes of Section 163(f) of the Code; (4) to comply with the rules of any applicable depositary; (5) add guarantors with respect to the Notes or release a Guarantor from its obligations under its Note Guarantee or this Indenture, in each case, in accordance with the applicable provisions of this Indenture; (6) secure the Notes and the Note Guarantees; (7) add covenants of the Company and its Restricted Subsidiaries or Events of Default for the benefit of Holders or to make changes that would provide additional rights to the Holders or to surrender any right or power conferred upon the Company or any Guarantor; (8) make any change that does not adversely affect the legal rights under this Indenture, the Notes or the Note Guarantees of any Holder in any material respect; (9) evidence and provide for the acceptance of an appointment under this Indenture of a successor trustee; provided that the successor trustee is otherwise qualified and eligible to act as such under the terms of this Indenture; (10) [Reserved]; or (11) make any amendment to the provisions of this Indenture relating to the transfer and legending of Notes as permitted by this Indenture, including, without limitation, to facilitate the issuance and administration of the Notes or, if Incurred in compliance with this Indenture, Additional Notes; provided, however, that (A) compliance with this Indenture as so amended would not result in Notes being transferred in violation of the Securities Act or any applicable securities law and (B) such amendment does not materially and adversely affect the rights of Holders to transfer Notes.

-92- (b) Upon the request of the Company, and upon receipt by the Trustee of the documents described in Section 7.02 and Section 12.02, the Trustee shall join with the Company and the Guarantors in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise. Notwithstanding the foregoing, no Opinion of Counsel shall be required in connection with the addition of a Guarantor under this Indenture upon execution and delivery by such Guarantor and the Trustee of a supplemental indenture to this Indenture, the form of which is attached as Exhibit C, and delivery of an Officer’s Certificate, except as provided in Section 5.01(c). Section 9.02 With Consent of Holders. (a) Except as provided in Section 9.01 and this Section 9.02, the Company, the Guarantors and the Trustee may amend or supplement this Indenture, the Notes and the Note Guarantees with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes) and, subject to Section 6.04 and Section 6.07, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on, the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture, the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes). Section 2.08 and Section 2.09 shall determine which Notes are considered to be “outstanding” for the purposes of this Section 9.02. (b) Upon the request of the Company, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 and Section 12.02, the Trustee shall join with the Company and the Guarantors in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture. (c) It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver. It shall be sufficient if such consent approves the substance of such proposed amendment, supplement or waiver. (d) After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company will give to the Holders a notice briefly describing such amendment, supplement or waiver. However, the failure of the Company to give such notice to all the Holders, or any defect in the notice, shall not impair or affect the validity of any such amendment, supplement or waiver. (e) Without the consent of each affected Holder, no amendment, supplement or waiver under this Section 9.02 may (with respect to any Notes held by a non-consenting Holder): (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver; (2) reduce the stated rate of interest or extend the stated time for payment of interest on any Note;

-93- (3) reduce the principal of or extend the Stated Maturity of any Note; (4) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Notes (except a rescission of acceleration of the Notes by the Holders of at least a majority in aggregate principal amount of the then outstanding Notes with respect to a nonpayment default and a waiver of the payment default that resulted from such acceleration); (5) reduce the principal of or change the fixed maturity of any Note or alter the provisions with respect to the redemption of the Notes (other than provisions relating to Section 4.15 and Section 4.16); (6) make any Note payable in a currency other than that stated in the Note; (7) modify the contractual right of any Holder to receive payment of principal of, premium, if any, or interest on, such Holder’s Notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder’s Notes; (8) make any change in the amendment or waiver provisions which require each Holder’s consent; or (9) modify the Note Guarantees in any manner adverse to the Holders. (f) A consent to any amendment, supplement or waiver of this Indenture, the Notes or the Note Guarantee by any Holder given in connection with a tender of such Holder’s Notes shall not be rendered invalid by such tender. Section 9.03 Revocation and Effect of Consents. (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder of a Note and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder’s Note, even if notation of the consent is not made on any Note. However, any such Holder of a Note or subsequent Holder of a Note may revoke the consent as to its Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder. (b) The Company may, but shall not be obligated to, fix a record date pursuant to Section 1.04 for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver. Section 9.04 Notation on or Exchange of Notes. (a) The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver. (b) Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

-94- Section 9.05 Trustee to Sign Amendments, etc. The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article 9 if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. In executing any amendment, supplement or waiver, the Trustee shall be entitled to receive and (subject to Section 7.01) shall be fully protected in conclusively relying upon, in addition to the documents required by Section 12.02, an Officer’s Certificate and an Opinion of Counsel stating that the execution of such amendment, supplement or waiver is authorized or permitted by this Indenture and that such amendment, supplement or waiver is the valid and binding obligation of the Company and any Guarantor party thereto, enforceable against them in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof. ARTICLE 10 GUARANTEES AND CO-OBLIGOR Section 10.01 Guarantee. (a) Subject to this Article 10, each of the Guarantors hereby, jointly and severally, irrevocably and unconditionally guarantees, on a senior basis, to each Holder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that: (1) the principal of, premium, if any, and interest on, the Notes shall be promptly paid in full when due, whether at Stated Maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Notes, if any, if lawful, and all other Obligations of the Company to the Holders or the Trustee hereunder or under the Notes shall be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (2) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same shall be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise, subject, however, in the case of clause (1) and (2) above, to the limitation set forth in Section 10.02, collectively, the “Guaranteed Obligations”. Failing payment by the Company when due of any amount so Guaranteed or any performance so Guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately. Each Guarantor agrees that this is a guarantee of payment and not a guarantee of collection. (b) The Guarantors hereby agree (to the extent permitted by applicable law) that their obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Note Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture, or pursuant to Section 10.06. (c) Each of the Guarantors also agrees (to the extent permitted by applicable law), jointly and severally, to pay any and all costs and expenses (including reasonable and documented attorneys’ fees and expenses) Incurred by the Trustee or any Holder in enforcing any rights under this Section 10.01.

-95- (d) If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantors or any custodian, trustee, liquidator or other similar official acting in relation to the Company or the Guarantors, any amount paid either to the Trustee or such Holder, this Note Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. (e) Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations Guaranteed hereby until payment in full of all obligations Guaranteed hereby. Each Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (1) the maturity of the obligations Guaranteed hereby may be accelerated as provided in Article 6 for the purposes of this Note Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations Guaranteed hereby, and (2) in the event of any declaration of acceleration of such obligations as provided in Article 6, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Note Guarantee. The Guarantors shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders under the Note Guarantees. (f) Each Note Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company’s assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Notes are, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Notes or the Note Guarantees, whether as a “voidable preference,” “fraudulent transfer” or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof, is rescinded, reduced, restored or returned, the Notes shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. (g) In case any provision of any Note Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, to the extent permitted by applicable law. (h) Each payment to be made by a Guarantor in respect of its Note Guarantee shall be made without set-off, counterclaim, reduction or diminution of any kind or nature. Section 10.02 Limitation on Guarantor Liability. Each Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Note Guarantee of such Guarantor not constitute a fraudulent conveyance or a fraudulent transfer for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to any Note Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor shall be limited to the maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Guarantor that are relevant under such laws and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Article 10, result in the obligations of such Guarantor under its Note Guarantee not constituting a fraudulent conveyance or fraudulent transfer under applicable law. Each Guarantor that makes a payment under its Note Guarantee will be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other

-96- Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment, determined in accordance with GAAP. Section 10.03 Execution and Delivery. (a) To evidence its Note Guarantee set forth in Section 10.01, each Guarantor hereby agrees that this Indenture shall be executed on behalf of such Guarantor. (b) Each Guarantor hereby agrees that its Note Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding the absence of the endorsement of any notation of such Note Guarantee on the Notes. (c) If a Person whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Note, the Note Guarantees shall be valid nevertheless. (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Note Guarantee set forth in this Indenture on behalf of the Guarantors. (e) If required by Section 4.11, the Company shall cause any newly created or acquired Restricted Subsidiary to comply with the provisions of Section 4.11 and this Article 10, to the extent applicable. Section 10.04 Subrogation. Each Guarantor shall be subrogated to all rights of Holders against the Company in respect of any amounts paid by any Guarantor pursuant to the provisions of Section 10.01; provided that, if an Event of Default has occurred and is continuing, no Guarantor shall be entitled to enforce or receive any payments arising out of, or based upon, such right of subrogation until all amounts then due and payable by the Company under this Indenture or the Notes shall have been paid in full. Section 10.05 Benefits Acknowledged. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Indenture and that the guarantee and waivers made by it pursuant to its Note Guarantee are knowingly made in contemplation of such benefits. Section 10.06 Release of Note Guarantees. (a) A Note Guarantee by a Guarantor shall be automatically and unconditionally released and discharged, and no further action by such Guarantor, the Company or the Trustee shall be required for the release of such Guarantor’s Note Guarantee, upon: (1) (A) any sale, assignment, transfer, conveyance, exchange or other disposition (by merger, amalgamation, arrangement, consolidation, winding up, dissolution, liquidation or otherwise) of the Capital Stock of such Guarantor after which the applicable Guarantor is no longer a Restricted Subsidiary, which sale, assignment, transfer, conveyance, exchange or other disposition is made in compliance with the provisions of this Indenture, including, if applicable, Section 4.16 (it being understood that only such portion of the Net Available Cash as is required to be applied on or before the date of such release in accordance

-97- with the terms of this Indenture needs to be applied in accordance therewith at such time) and Section 5.01(a); (B) the release or discharge of such Guarantor from its Guarantee of Indebtedness of the Company and Restricted Subsidiaries under the Bank Facilities (including, by reason of the termination of the Bank Facilities) and all other Indebtedness of the Company and the Guarantors, to the extent that the existence of such Guarantee or Indebtedness would otherwise obligate such Guarantor to Guarantee the Notes; provided that if such Guarantor has Incurred any Indebtedness or issued any Preferred Stock or Disqualified Stock in reliance on its status as a Guarantor under Section 4.09, such Guarantor’s obligations under such Indebtedness, Preferred Stock or Disqualified Stock, as the case may be, so Incurred are satisfied in full and discharged or are otherwise permitted to be Incurred by a Restricted Subsidiary (other than a Guarantor) under Section 4.09; (C) the proper designation of any Guarantor as an Unrestricted Subsidiary; or (D) the Company’s exercise of its Legal Defeasance option or Covenant Defeasance option in accordance with Article 8 or the discharge of the Company’s obligations under this Indenture in accordance with the terms of this Indenture; and (2) the Company delivering to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to such transaction or release have been complied with. (b) At the written request of the Company, the Trustee shall execute and deliver any documents reasonably required in order to evidence such release, discharge and termination in respect of the applicable Note Guarantee. Section 10.07 Co-Obligor. (a) Co-Obligor is a co-obligor of the Notes, liable for the due and punctual payment of the principal of, premium, if any, and interest on, all of the Notes. (b) Co-Obligor and the Company, as co-obligors, shall be unconditionally jointly and severally liable for the due and punctual payment of the principal of, and interest on, all of the Notes. ARTICLE 11 SATISFACTION AND DISCHARGE Section 11.01 Satisfaction and Discharge. (a) This Indenture will be discharged, and will cease to be of further effect as to all Notes issued thereunder, when either: (1) all Notes that have been authenticated and delivered (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has been deposited in trust) have been delivered to the Trustee for cancellation; or

-98- (2) (A) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable by reason of the giving of a notice of redemption or otherwise, will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company or any Guarantor has irrevocably deposited or caused to be deposited with the Trustee, as trust funds in trust solely for the benefit of the Holders, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, without consideration of any reinvestment of interest, to pay and discharge the entire Indebtedness on the Notes not theretofore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest to the date of maturity or redemption, as the case may be; (B) no Default or Event of Default has occurred and is continuing on the date of such deposit or will occur as a result of such deposit (other than a Default or an Event of Default resulting from the borrowing of funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) and the deposit will not result in a breach or violation of, or constitute a default under, the Bank Facilities or any other material agreement or material instrument (other than this Indenture) to which the Company or any Guarantor is a party or by which the Company or any Guarantor is bound; (C) the Company or any Guarantor has paid or caused to be paid all sums payable by the Company under this Indenture; and (D) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at maturity or the redemption date, as the case may be. (b) In addition, the Company shall deliver to the Trustee an Officer’s Certificate and an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions and exclusions), each stating that all conditions precedent to satisfaction and discharge have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(2)(A), the provisions of Section 11.02 and Section 8.06 shall survive. Section 11.02 Application of Trust Money. (a) Subject to the provisions of Section 8.06, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money has been deposited with the Trustee, but such money need not be segregated from other funds except to the extent required by law. (b) If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s and any Guarantor’s obligations under this Indenture, the Notes and the Note Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01; provided that if the Company has made any payment of principal of, premium, if any, or interest on, any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the

-99- Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent, as the case may be. ARTICLE 12 MISCELLANEOUS Section 12.01 Notices. (a) Any notice or communication to the Company, any Guarantor or the Trustee is duly given if in writing and (1) delivered in person, (2) mailed by first-class mail (certified or registered, return receipt requested), postage prepaid, or overnight air courier guaranteeing next day delivery or (3) sent by facsimile or electronic transmission, to its address: if to the Company, the Co-Obligor or any Guarantor: c/o WeWork Companies LLC 115 W 18th St., New York, NY 10011 Email: legal@wework.com Attention: General Counsel with a copy to: Skadden, Arps, Slate, Meagher & Flom LLP 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071 Fax No: (213) 621-5122 Email: michelle.gasaway@skadden.com Attention: Michelle Gasaway 4 Times Square, New York, NY 10036 Fax No: (917) 777-3712 Email: ryan.dzierniejko@skadden.com Attention: Ryan J. Dzierniejko if to the Trustee: Wells Fargo Bank, National Association 150 East 42nd Street, 40th Floor New York, New York 10017 Fax: (917) 260-1593 Attention: Corporate Trust Services The Company, any Guarantor or the Trustee, by like notice, may designate additional or different addresses for subsequent notices or communications. (b) All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; on the first date of which publication is made, if by publication; five calendar days after being deposited in the mail, postage prepaid, if mailed by first-class mail; the next Business Day after timely delivery to the courier, if mailed by overnight air courier guaranteeing next day delivery; when receipt acknowledged, if sent by facsimile or electronic transmission; provided that any notice or communication delivered to the Trustee shall be deemed effective upon actual receipt thereof.

-100- (c) Any notice or communication to a Holder shall be mailed by first-class mail (certified or registered, return receipt requested) or by overnight air courier guaranteeing next day delivery to its address shown on the Note Register or by such other delivery system as the Trustee agrees to accept. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. (d) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. (e) Notwithstanding any other provision herein, where this Indenture provides for notice of any event to any Holder of an interest in a Global Note (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary for such Note (or its designee), according to the applicable procedures of such Depositary, if any, prescribed for the giving of such notice. (f) The Trustee agrees to accept and act upon notice, instructions or directions pursuant to this Indenture sent by unsecured facsimile or electronic transmission; provided, however, that (1) the party providing such written notice, instructions or directions, subsequent to such transmission of written instructions, shall provide the originally executed instructions or directions to the Trustee in a timely manner, and (2) such originally executed notice, instructions or directions shall be signed by an authorized representative of the party providing such notice, instructions or directions. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reasonable reliance upon and compliance with such notice, instructions or directions notwithstanding such notice, instructions or directions conflict or are inconsistent with a subsequent notice, instructions or directions. (g) If a notice or communication is sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it. (h) If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time. Section 12.02 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company or such Guarantor, as the case may be, shall furnish to the Trustee: (1) an Officer’s Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.03) stating that, in the opinion of the signer(s), all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.03) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with; provided that (A) subject to Section 5.01(c), no Opinion of Counsel shall be required in connection with the addition of a Guarantor under this Indenture upon execution and delivery by such Guarantor and the Trustee of a supplemental indenture to this Indenture, the form of which

-101- is attached as Exhibit C and (B) no Opinion of Counsel pursuant to this Section shall be required in connection with the issuance of Notes on the Issue Date. Section 12.03 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Section 4.07) shall include: (1) a statement that the Person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with (and, in the case of an Opinion of Counsel, may be limited to reliance on an Officer’s Certificate as to matters of fact); and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with. Section 12.04 Rules by Trustee and Agents. The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions. Section 12.05 No Personal Liability of Directors, Officers, Employees, Members, Partners and Stockholders. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor (other than the Company and the Co-Obligor in respect of the Notes and each Guarantor in respect of its Note Guarantee) under the Notes, the Note Guarantees or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes. Section 12.06 Governing Law. THIS INDENTURE, THE NOTES AND ANY NOTE GUARANTEE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 12.07 Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE COMPANY, THE GUARANTORS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL

-102- PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY. Any legal suit, action or proceeding arising out of or based upon this Indenture or the transactions contemplated hereby may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail (to the extent allowed under any applicable statute or rule of court) to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim any such suit, action or other proceeding has been brought in an inconvenient forum. Section 12.08 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services, it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 12.09 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Restricted Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture. Section 12.10 Successors. All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of each Guarantor in this Indenture shall bind its successors, except as otherwise provided in Section 10.06. Section 12.11 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 12.12 Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

-103- Section 12.13 Table of Contents, Headings, etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof. Section 12.14 Facsimile and PDF Delivery of Signature Pages. The exchange of copies of this Indenture and of signature pages by facsimile or portable document format (“PDF”) transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. Section 12.15 U.S.A. PATRIOT Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act. Section 12.16 Payments Due on Non-Business Days. In any case where any Interest Payment Date, redemption date or repurchase date or the Stated Maturity of the Notes shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) payment of principal of, premium, if any, or interest on, the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, redemption date or repurchase date, or at the Stated Maturity of the Notes, provided that no interest will accrue for the period from and after such Interest Payment Date, redemption date, repurchase date or Stated Maturity, as the case may be. (Signatures on following page)

Signature page to Indenture for 5.00% Senior Notes due [•] WEWORK COMPANIES LLC By: Name: Title: WEWORK CO INC. By: Name: Title: [GUARANTORS] By: Name: Title:

Signature page to Indenture for 5.00% Senior Notes due [•] WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee By: Name: Title:

APPENDIX A PROVISIONS RELATING TO THE NOTES Section 1.1 Definitions. (a) Capitalized Terms. Capitalized terms used but not defined in this Appendix A have the meanings given to them in this Indenture. The following capitalized terms have the following meanings: “Applicable Procedures” means, with respect to any transfer or transaction involving a Global Note or beneficial interest therein, the rules and procedures of the Depositary for such Global Note, Euroclear or Clearstream, in each case to the extent applicable to such transaction and as in effect from time to time. “Clearstream” means Clearstream Banking, Société Anonyme, or any successor securities clearing agency. “Distribution Compliance Period,” with respect to any Note, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Note is first offered to persons other than distributors (as defined in Regulation S) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the date of issuance with respect to such Note or any predecessor of such Note. “Euroclear” means Euroclear Bank S.A./N.Y., as operator of Euroclear systems Clearance System or any successor securities clearing agency. “IAI” means an institution that is an “accredited investor” as described in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is not a QIB. “QIB” means a “qualified institutional buyer” as defined in Rule 144A. “Regulation S” means Regulation S promulgated under the Securities Act. “Rule 144” means Rule 144 promulgated under the Securities Act. “Rule 144A” means Rule 144A promulgated under the Securities Act. “Unrestricted Global Note” means any Note in global form that does not bear or is not required to bear the Restricted Notes Legend. “U.S. person” means a “U.S. person” as defined in Regulation S. (b) Other Definitions. Term: Defined in Section: “Agent Members” 2.1(c) “Automatic Exchange” 2.2(i) “Automatic Exchange Date” 2.2(i)

Appendix A-2 Term: Defined in Section: “a(a)(2) Notes” 2.1(a) “Automatic Exchange Notice” 2.2(i) “Automatic Exchange Notice Date” 2.2(i) “Definitive Notes Legend” 2.2(e) “ERISA Legend” 2.2(e) “Global Note” 2.1(b) “Global Notes Legend” 2.2(e) “IAI Global Note” 2.1(b) “OID Notes Legend” 2.2(e) “Regulation S Global Note” 2.1(b) “Regulation S Notes” 2.1(a) “Restricted Notes Legend” 2.2(e) “Rule 144A Global Note” 2.1(b) “Rule 144A Notes” 2.1(a) Section 2.1 Form and Dating. (a) The Initial Notes issued on the date hereof shall be (A) offered and sold by the Company to the Purchaser (as defined in the MNPA) in reliance on Section 4(a)(2) of the Securities Act (“4(a)(2) Notes”) or (B) (i) offered and sold by the Company to the initial purchasers thereof and (ii) resold, initially only to (1) QIBs in reliance on Rule 144A (“Rule 144A Notes”) and (2) Persons other than U.S. persons in reliance on Regulation S (“Regulation S Notes”). Additional Notes may also be considered to be 4(a)(2) Notes, Rule 144A Notes or Regulation S Notes, as applicable. (b) Global Notes. 4(a)(2) Notes shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form, numbered PP-1 upward (collectively, the “4(a)(2) Global Note”), the Rule 144A Notes shall be issued initially in the form of one or more permanent global Notes in definitive, fully registered form, numbered RA-1 upward (collectively, the “Rule 144A Global Note”) and Regulation S Notes shall be issued initially in the form of one or more global Notes, numbered RS-1 upward (collectively, the “Regulation S Global Note”), in each case without interest coupons and bearing the Global Notes Legend and Restricted Notes Legend, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. One or more global Notes in definitive, fully registered form without interest coupons and bearing the Global Notes Legend and the Restricted Notes Legend, numbered RIAI-1 upward (collectively, the “IAI Global Note”) shall also be issued at the request of the Trustee, deposited with the Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture to accommodate transfers of beneficial interests in the Notes to IAIs subsequent to the initial distribution. The 4(a)(2) Global Note, the Rule 144A Global Note, the IAI Global Note, the Regulation S Global Note and any Unrestricted Global Note are each referred to herein as a “Global Note” and are collectively referred to herein as “Global Notes.” Each Global Note shall represent such of the outstanding Notes as shall be specified in the “Schedule of Exchanges of Interests in the Global Note” attached thereto and each shall provide that it shall represent the aggregate principal amount of Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as applicable, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or

Appendix A-3 the Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 of this Indenture and Section 2.2(c) of this Appendix A. (c) Book-Entry Provisions. This Section 2.1(c) shall apply only to a Global Note deposited with or on behalf of the Depositary. The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c) and Section 2.02 of this Indenture and pursuant to an order of the Company signed by one Officer of the Company, authenticate and deliver initially one or more Global Notes that (i) shall be registered in the name of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Custodian. Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as Custodian or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Note. (d) Definitive Notes. Except as provided in Section 2.2 or Section 2.3 of this Appendix A, owners of beneficial interests in Global Notes shall not be entitled to receive physical delivery of Definitive Notes. Section 2.2 Transfer and Exchange. (a) Transfer and Exchange of Definitive Notes for Definitive Notes. When Definitive Notes are presented to the Registrar with a request: (i) to register the transfer of such Definitive Notes; or (ii) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Notes surrendered for transfer or exchange: (1) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and (2) in the case of Transfer Restricted Notes, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act or pursuant to Section 2.2(b) of this Appendix A or otherwise in accordance with the Restricted Notes Legend, and are accompanied by a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A for exchange or

Appendix A-4 registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. (b) Restrictions on Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Registrar, together with: (i) a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto; and (ii) written instructions directing the Trustee to make, or to direct the Custodian to make, an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Depositary account to be credited with such increase, the Trustee shall cancel such Definitive Note and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Definitive Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Definitive Note so canceled. If the applicable Global Note is not then outstanding, the Company shall issue and the Trustee shall authenticate, upon an Authentication Order, a new applicable Global Note in the appropriate principal amount. (c) Transfer and Exchange of Global Notes. (i) The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth in Section 2.2(d) of this Appendix A, if any) and the procedures of the Depositary therefor. A transferor of a beneficial interest in a Global Note shall deliver to the Registrar a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Note, or another Global Note and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Note and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Note being transferred. (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Note to a beneficial interest in another Global Note, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Note to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Note from which such interest is being transferred. (iii) Notwithstanding any other provisions of this Appendix A (other than the provisions of Section 2.3 of this Appendix A), a Global Note may not be transferred except as a

Appendix A-5 whole and not in part if the transfer is by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. (d) Restrictions on Transfer of Global Notes; Voluntary Exchange of Interests in Transfer Restricted Global Notes for Interests in Unrestricted Global Notes. (i) Transfers by an owner of a beneficial interest in a Rule 144A Global Note or an IAI Global Note to a transferee who takes delivery of such interest through another Transfer Restricted Global Note shall be made in accordance with the Applicable Procedures and the Restricted Notes Legend and only upon receipt by the Trustee of a certification from the transferor in the form provided on the reverse side of the Form of Note in Exhibit A for exchange or registration of transfers and, as applicable, delivery of such legal opinions, certifications and other information as may be requested pursuant thereto. In addition, in the case of a transfer of a beneficial interest in a Regulation S Global Note, 4(a)(2) Global Note or a Rule 144A Global Note for an interest in an IAI Global Note, the transferee must furnish a signed letter substantially in the form of Exhibit B to the Trustee. (ii) Prior to the expiration of the Distribution Compliance Period, (A) the Regulation S Global Note shall be a temporary global security for purposes of Rules 903 and 904 under the Securities Act, whether or not designated as such on the face of such Note, and (B) interests in the Regulation S Global Note may only be held through Euroclear or Clearstream. During the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note may only be sold, pledged or transferred through Euroclear or Clearstream in accordance with the Applicable Procedures, the Restricted Notes Legend on such Regulation S Global Note and any applicable securities laws of any state of the U.S. Prior to the expiration of the Distribution Compliance Period, transfers by an owner of a beneficial interest in the Regulation S Global Note to a transferee who takes delivery of such interest through a 4(a)(2) Global Note, Rule 144A Global Note or an IAI Global Note shall be made only in accordance with the Applicable Procedures and the Restricted Notes Legend and upon receipt by the Trustee of a written certification from the transferor of the beneficial interest in the form provided on the reverse side of the Form of Note in Exhibit A for exchange or registration of transfers. Such written certification shall no longer be required after the expiration of the Distribution Compliance Period. Upon the expiration of the Distribution Compliance Period, beneficial ownership interests in the Regulation S Global Note shall be transferable in accordance with applicable law and the other terms of this Indenture. (iii) Upon the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Note may be exchanged for beneficial interests in an Unrestricted Global Note upon certification in the form provided on the reverse side of the Form of Note in Exhibit A for an exchange from a Regulation S Global Note to an Unrestricted Global Note. (iv) Beneficial interests in a Transfer Restricted Note that is a 4(a)(2) Global Notes, a Rule 144A Global Note or an IAI Global Note may be exchanged for beneficial interests in an Unrestricted Global Note if the Holder certifies in writing to the Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note in Exhibit A) and/or upon delivery of such legal opinions, certifications and other information as the Company or the Trustee may reasonably request.

Appendix A-6 (v) If no Unrestricted Global Note is outstanding at the time of a transfer contemplated by the preceding clauses (iii) and (iv), the Company shall issue and the Trustee shall authenticate, upon an Authentication Order, a new Unrestricted Global Note in the appropriate principal amount. (e) Legends. (i) Except as permitted by Section 2.2(d), this Section 2.2(e) and Section 2.2(i) of this Appendix A, each Note certificate evidencing the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only) (“Restricted Notes Legend”): THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. [IN THE CASE OF 4(A)(2) NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS (I) A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), OR (B) IT IS AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), AND AGREES THAT IT WITHIN THE TIME PERIOD REFERRED TO UNDER RULE 144 (TAKING INTO ACCOUNT THE PROVISIONS OF RULE 144(d) UNDER THE SECURITIES ACT, IF APPLICABLE) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, TO OFFER, RESELL OR OTHERWISE TRANSFER THIS SECURITY] [IN THE CASE OF RULE 144 NOTES AND REGULATION S NOTES: THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS [IN THE CASE OF RULE 144A NOTES: ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY)] [IN THE CASE OF REGULATION S NOTES: 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF, THE ORIGINAL ISSUE DATE OF THE ISSUANCE OF ANY ADDITIONAL NOTES AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S UNDER THE SECURITIES ACT) IN RELIANCE ON REGULATION S], ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE

Appendix A-7 TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF SECURITIES OF AT LEAST $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. [IN THE CASE OF REGULATION S NOTES: BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.]] Each Definitive Note shall bear the following additional legend (“Definitive Notes Legend”): IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH REGISTRAR AND TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS. Each Global Note shall bear the following additional legend (“Global Notes Legend”): UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF. Each Note shall bear the following additional legend (“ERISA Legend”):

Appendix A-8 BY ITS ACQUISITION OF THIS SECURITY (INCLUDING ANY INTEREST THEREIN), THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (1) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (EACH OF THE FOREGOING, A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS SECURITY (INCLUDING ANY INTEREST THEREIN) WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS. ADDITIONALLY, IF ANY PURCHASER OR SUBSEQUENT TRANSFEREE OF THIS SECURITY (INCLUDING ANY INTEREST HEREIN) IS USING ASSETS OF ANY EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO ERISA OR SECTION 4975 OF THE CODE (“ERISA PLAN”) TO ACQUIRE OR HOLD THIS SECURITY, SUCH PURCHASER AND SUBSEQUENT TRANSFEREE WILL, TO THE EXTENT THAT THE FIDUCIARY RULES (AS DEFINED BELOW) ARE IN EFFECT, BE DEEMED TO REPRESENT THAT (I) NONE OF THE COMPANY, THE INITIAL PURCHASER, OR ANY OF THEIR RESPECTIVE AFFILIATES HAS ACTED AS THE ERISA PLAN’S FIDUCIARY, OR HAS BEEN RELIED UPON FOR ANY ADVICE, WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE SECURITY AND NONE OF THE COMPANY, THE INITIAL PURCHASER, OR ANY OF THEIR RESPECTIVE AFFILIATES SHALL AT ANY TIME BE RELIED UPON AS THE ERISA PLAN’S FIDUCIARY WITH RESPECT TO ANY DECISION TO ACQUIRE, CONTINUE TO HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE SECURITY AND (II) THE DECISION TO INVEST IN THE SECURITY HAS BEEN MADE AT THE RECOMMENDATION OR DIRECTION OF AN “INDEPENDENT FIDUCIARY” (“INDEPENDENT FIDUCIARY”) WITHIN THE MEANING OF U.S. CODE OF FEDERAL REGULATIONS 29 C.F.R. SECTION 2510.3-21(C)(1), AS AMENDED FROM TIME TO TIME (THE “FIDUCIARY RULE”), WHO (A) IS INDEPENDENT OF THE COMPANY AND THE INITIAL PURCHASER; (B) IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH RESPECT TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES (WITHIN THE MEANING OF THE FIDUCIARY RULE); (C) IS A FIDUCIARY (UNDER ERISA AND/OR SECTION 4975 OF THE CODE) WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S INVESTMENT IN THE SECURITY AND IS RESPONSIBLE FOR EXERCISING INDEPENDENT JUDGMENT IN EVALUATING THE INVESTMENT IN THE SECURITY; (D) IS EITHER (A) A BANK AS DEFINED IN SECTION 202 OF THE INVESTMENT ADVISERS ACT OF 1940, AS AMENDED (THE “ADVISERS ACT”), OR SIMILAR INSTITUTION THAT IS REGULATED AND SUPERVISED AND SUBJECT TO PERIODIC EXAMINATION BY A STATE OR FEDERAL AGENCY OF THE UNITED STATES; (B) AN INSURANCE CARRIER WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE OF THE UNITED STATES TO PERFORM THE SERVICES OF MANAGING, ACQUIRING OR DISPOSING OF ASSETS OF SUCH AN ERISA PLAN; (C) AN INVESTMENT ADVISER

Appendix A-9 REGISTERED UNDER THE ADVISERS ACT OR, IF NOT REGISTERED AS AN INVESTMENT ADVISER UNDER THE ADVISERS ACT BY REASON OF PARAGRAPH (1) OF SECTION 203A OF THE ADVISERS ACT, IS REGISTERED AS AN INVESTMENT ADVISER UNDER THE LAWS OF THE STATE (REFERRED TO IN SUCH PARAGRAPH (1)) IN WHICH IT MAINTAINS ITS PRINCIPAL OFFICE AND PLACE OF BUSINESS; (D) A BROKER DEALER REGISTERED UNDER THE SECURITIES ACT OF 1934, AS AMENDED; AND/OR (E) AN INDEPENDENT FIDUCIARY (NOT DESCRIBED IN CLAUSES (A), (B), (C) OR (D) ABOVE) THAT HOLDS OR HAS UNDER MANAGEMENT OR CONTROL TOTAL ASSETS OF AT LEAST $50 MILLION, AND WILL AT ALL TIMES THAT SUCH PURCHASER OR TRANSFEREE HOLDS THE SECURITY HOLD OR HAVE UNDER MANAGEMENT OR CONTROL TOTAL ASSETS OF AT LEAST $50 MILLION; AND (E) IS AWARE OF AND ACKNOWLEDGES THAT (I) NONE OF THE COMPANY, THE INITIAL PURCHASER, AND ANY OF THE COMPANY’S OR THEIR RESPECTIVE AFFILIATES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, IN CONNECTION WITH THE PURCHASER’S OR TRANSFEREE’S INVESTMENT IN THE SECURITY, AND (II) THE COMPANY, THE INITIAL PURCHASER, AND THE COMPANY’S AND THEIR RESPECTIVE AFFILIATES HAVE A FINANCIAL INTEREST IN THE PURCHASER’S OR TRANSFEREE’S INVESTMENT IN THE SECURITY ON ACCOUNT OF THE FEES AND OTHER REMUNERATION WE OR THEY EXPECT TO RECEIVE IN CONNECTION WITH TRANSACTIONS CONTEMPLATED HEREUNDER. NOTWITHSTANDING THE FOREGOING, ANY ERISA PLAN WHICH IS AN INDIVIDUAL RETIREMENT ACCOUNT THAT IS NOT REPRESENTED BY AN INDEPENDENT FIDUCIARY SHALL NOT BE DEEMED TO HAVE MADE THE REPRESENTATION IN CLAUSE(II)(D) ABOVE. Any Note issued with original issue discount will also bear the following additional legend (“OID Notes Legend”): THIS NOTE HAS BEEN ISSUED WITH “ORIGINAL ISSUE DISCOUNT” (WITHIN THE MEANING OF SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED) FOR U.S. FEDERAL INCOME TAX PURPOSES. UPON WRITTEN REQUEST, THE COMPANY WILL PROMPTLY MAKE AVAILABLE TO ANY HOLDER OF THIS NOTE THE FOLLOWING INFORMATION: (1) THE ISSUE PRICE AND DATE OF THE NOTE, (2) THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THE NOTE AND (3) THE YIELD TO MATURITY OF THE NOTE. HOLDERS SHOULD CONTACT THE TREASURER OF THE COMPANY AT 115 W. 18TH ST, NEW YORK, NY 10011. (ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the Restricted Notes Legend and the Definitive Notes Legend and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange is in respect of a transfer made in reliance on Rule 144 (such certification to be in the form set forth on the reverse side of the Form of Note in Exhibit A) and provides such legal opinions, certifications and other information as the Company or the Trustee may reasonably request. (iii) Any Additional Notes sold in a registered offering shall not be required to bear the Restricted Notes Legend. (f) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a Global Note have either been exchanged for Definitive Notes, transferred in exchange for an

Appendix A-10 interest in another Global Note, redeemed, repurchased or canceled, such Global Note shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for Definitive Notes, transferred in exchange for an interest in another Global Note, redeemed, repurchased or canceled, the principal amount of Notes represented by such Global Note shall be reduced and an adjustment shall be made on the books and records of the Registrar (if it is then the Custodian for such Global Note) with respect to such Global Note, by the Registrar or the Custodian, to reflect such reduction. (g) Obligations with Respect to Transfers and Exchanges of Notes. (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Registrar’s request. (ii) No service charge shall be imposed in connection with any registration of transfer or exchange (other than pursuant to Section 2.07 of this Indenture), but the Holders shall be required to pay any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.15, 4.16 and 9.04 of this Indenture). (iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent or the Registrar shall deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary. (iv) All Notes issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such transfer or exchange. (v) In order to effect any transfer or exchange of an interest in any Transfer Restricted Note for an interest in a Note that does not bear the Restricted Notes Legend and has not been registered under the Securities Act, if the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel, in form reasonably acceptable to the Registrar to the effect that no registration under the Securities Act is required in respect of such exchange or transfer or the re-sale of such interest by the beneficial holder thereof, shall be required to be delivered to the Registrar and the Trustee. (h) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary. The Trustee may rely and shall be fully

Appendix A-11 protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners. (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depositary participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. (i) Automatic Exchange of Beneficial Interests in a Global Note that is a Transfer Restricted Note for Beneficial Interests in an Unrestricted Global Note. Upon the Company’s satisfaction that the Restricted Notes Legend shall no longer be required in order to maintain compliance with the Securities Act, beneficial interests in a Global Note that is a Transfer Restricted Note may be automatically exchanged into beneficial interests in an Unrestricted Global Note without any action required by or on behalf of the Holder (the “Automatic Exchange”) at any time on or after the date that is the 366th calendar day after (i) with respect to any Note issued on the Issue Date, the later of (A) the Issue Date and (B) the last date on which the Company or any Affiliate of the Company was the owner of such Note (or of any other Global Note with the same CUSIP number) or (ii) with respect to any Additional Note, if any, the later of (A) the issue date of such Additional Note and (B) the last date on which the Company or any Affiliate of the Company was the owner of such Note (or of any other Global Note with the same CUSIP number), or, in each case, if such day is not a Business Day, on the next succeeding Business Day (the “Automatic Exchange Date”). Upon the Company’s satisfaction that the Restricted Notes Legend shall no longer be required in order to maintain compliance with the Securities Act, the Company shall (I) provide written notice to the Trustee at least seven calendar days prior to the Automatic Exchange, instructing the Trustee to direct the Depositary to exchange all of the outstanding beneficial interests in a particular Global Note that is a Transfer Restricted Note to the Unrestricted Global Note, which the Company shall have previously otherwise made eligible for exchange with the DTC, (II) provide prior written notice (the “Automatic Exchange Notice”) to each Holder at such Holder’s address appearing in the Note Register at least seven calendar days prior to the Automatic Exchange (the “Automatic Exchange Notice Date”), which notice must include (1) the Automatic Exchange Date, (2) the section of this Indenture pursuant to which the Automatic Exchange shall occur, (3) the “CUSIP” number of the Global Note that is a Transfer Restricted Note from which such Holder’s beneficial interests will be transferred and (4) the “CUSIP” number of the Unrestricted Global Note into which such Holder’s beneficial interests will be transferred, and (III) on or prior to the date of the Automatic Exchange, deliver to the Trustee for authentication one or more Unrestricted Global Notes, duly executed by the Company, in an aggregate principal amount equal to the aggregate principal amount of Global Notes that are Transfer Restricted Notes to be exchanged. At the Company’s request on no less than five calendar days’ notice, the Trustee shall deliver, in the Company’s name and at its expense, the Automatic Exchange Notice (which shall be prepared by the Company) to each Holder at such Holder’s address appearing in the Note Register. Notwithstanding anything to the contrary in this Section 2.2(i), during the period between the Automatic Exchange Notice Date and the Automatic Exchange Date, no transfers or exchanges other than pursuant to this Section 2.2(i) shall be permitted without the prior written consent of the Company. As a condition to any Automatic Exchange, the Company shall provide, and the Trustee shall be entitled to rely upon, an Officer’s Certificate and/or Opinion of Counsel in form reasonably acceptable to the Trustee to the effect that no registration under the Securities Act is required in respect of the Automatic Exchange or re-sales of beneficial interests in such Unrestricted Global Note that are beneficially owned by a holder of beneficial interests therein upon the Automatic Exchange. The Company may request from Holders such information as it reasonably determines is required in order to

Appendix A-12 be able to deliver such Officer’s Certificate. Upon such exchange of beneficial interests pursuant to this Section 2.2(i), the aggregate principal amount of the Global Notes shall be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, to reflect the relevant increase or decrease in the principal amount of such Global Note resulting from the applicable exchange. The Global Note that is a Transfer Restricted Note from which beneficial interests are transferred pursuant to an Automatic Exchange shall be canceled following the Automatic Exchange. Section 2.3 Definitive Notes. (a) A Global Note deposited with the Depositary or with the Trustee as Custodian pursuant to Section 2.1 may be transferred to the beneficial owners thereof in the form of Definitive Notes in an aggregate principal amount equal to the principal amount of such Global Note, in exchange for such Global Note, only if such transfer complies with Section 2.2 of this Appendix A and (i) the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Note or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation, (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary or (iii) the Company, in its sole discretion and subject to the procedures of the Depositary, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture. In addition, any Affiliate of the Company or any Guarantor that is a beneficial owner of all or part of a Global Note may have such Affiliate’s beneficial interest transferred to such Affiliate in the form of a Definitive Note by providing a written request to the Company and the Trustee and such Opinions of Counsel, certificates or other information as may be required by this Indenture or the Company or Trustee. Notwithstanding anything to the contrary in this Section 2.3, no Regulation S Global Note may be exchanged for a Definitive Note until the end of the Distribution Compliance Period applicable to such Regulation S Global Note and receipt by the Trustee and the Company of any certificates required by either of them pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. (b) Any Global Note that is transferable to the beneficial owners thereof pursuant to this Section 2.3 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations. Any portion of a Global Note transferred pursuant to this Section 2.3 shall be executed, authenticated and delivered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof and registered in such names as the Depositary shall direct. Any Definitive Note delivered in exchange for an interest in a Global Note that is a Transfer Restricted Note shall, except as otherwise provided by Section 2.2(e) of this Appendix A, bear the Restricted Notes Legend. (c) The registered Holder of a Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes. (d) In the event of the occurrence of any of the events specified in Section 2.3(a) of this Appendix A, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Notes in fully registered form without interest coupons.

A-1 EXHIBIT A [FORM OF FACE OF NOTE] [Insert the Restricted Notes Legend, if applicable, pursuant to the provisions of the Indenture] [Insert the Global Notes Legend, if applicable, pursuant to the provisions of the Indenture] [Insert the Definitive Notes Legend, if applicable, pursuant to the provisions of the Indenture] [Insert the ERISA Legend, if applicable, pursuant to the provisions of the Indenture.] [Insert the OID Notes Legend, if applicable, pursuant to the provisions of the Indenture.]

A-2 CUSIP [ ] ISIN [ ] [4(a)(2)] [RULE 144A][REGULATION S] GLOBAL NOTE 5.00% Senior Notes due [•] No. [RA-__] [RS-__] [RIAI-__] [U-__] $[______________] WEWORK COMPANIES LLC promises to pay to CEDE & CO. or registered assigns the principal sum set forth on the Schedule of Exchanges of Interests in the Global Note attached hereto of $[_______] ([_______] Dollars) on [•]. Interest Payment Dates: February 1 and August 1 Record Dates: January 15 and July 15

A-3 IN WITNESS HEREOF, the Company has caused this instrument to be duly executed. Dated: WEWORK COMPANIES LLC By: Name: Title: WEWORK CO INC. By: Name: Title:

A-4 CERTIFICATE OF AUTHENTICATION This is one of the Notes referred to in the within-mentioned Indenture: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee By: Authorized Signatory Dated:

A-5 [Reverse Side of Note] 5.00% Senior Notes due 2025 Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated. 1. INTEREST. WeWork Companies LLC, a Delaware limited liability company (the “Company”), promises to pay interest on the principal amount of this Note at 5.00% per annum until but excluding maturity. The Company shall pay interest semi-annually in arrears on February 1 and August 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from and including the date of original issuance; provided that the first Interest Payment Date shall be [•]. The Company shall pay interest (including post- petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at the interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the interest rate on the Notes to the extent lawful. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months. 2. METHOD OF PAYMENT. The Company shall pay interest on the Notes to the Persons who are registered holders of Notes at the close of business on the January 15 or July 15 (whether or not a Business Day), as the case may be, immediately preceding the related Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Principal, premium, if any, and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose or, at the option of the Company, payment of interest and premium, if any, may be made by check mailed to the Holders at their respective addresses set forth in the Note Register; provided that payment by wire transfer of immediately available funds shall be required with respect to principal, premium, if any, and interest on all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent at least five Business Days prior to the applicable payment date. Such payment shall be in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts. 3. PAYING AGENT AND REGISTRAR. Initially, Wells Fargo Bank, National Association, the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to the Holders. The Company or any of its Restricted Subsidiaries may act in any such capacity. 4. INDENTURE. The Company issued the Notes under an Indenture, dated as of [•] (as amended or supplemented from time to time, the “Indenture”), among WeWork Companies LLC, WeWork CO Inc., the Guarantors named therein and the Trustee. This Note is one of a duly authorized issue of notes of the Company designated as its 5.00% Senior Notes due [•]. The Company shall be entitled to issue Additional Notes pursuant to Section 2.01 and Section 4.09 of the Indenture. The Notes and any Additional Notes issued under the Indenture shall be treated as a single class of securities under the Indenture. The Notes are subject to the terms described in the Indenture. Any term used in this Note that is defined in the Indenture shall have the meaning assigned to it in the Indenture. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

A-6 5. REDEMPTION AND REPURCHASE. The Notes are subject to optional redemption, and may be the subject of an Offer to Purchase, as further described in the Indenture. The Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes. 6. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and Holders shall be required to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption or tendered for repurchase in connection with a Change of Control Offer or Asset Disposition Offer, except for the unredeemed portion of any Note being redeemed or repurchased in part. 7. PERSONS DEEMED OWNERS. The registered Holder of a Note shall be treated as its owner for all purposes. 8. AMENDMENT, SUPPLEMENT AND WAIVER. The Indenture, the Note Guarantees or the Notes may be amended or supplemented as provided in the Indenture. 9. DEFAULTS AND REMEDIES. The Events of Default relating to the Notes are defined in Section 6.01 of the Indenture. Upon the occurrence of an Event of Default, the rights and obligations of the Company, the Guarantors, the Trustee and the Holders shall be as set forth in the applicable provisions of the Indenture. 10. AUTHENTICATION. This Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose until authenticated by the manual signature of the Trustee. 11. GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 12. CO-OBLIGOR. Co-Obligor is a co-obligor of the Notes, liable for the due and punctual payment of the principal of, and interest on, all of the Notes. Co-Obligor and the Company, as co-obligors, shall be unconditionally jointly and severally liable for the due and punctual payment of the principal of, premium, if any, and interest on, all of the Notes. 13. CUSIP AND ISIN NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Notes, and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon. The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at the following address: c/o WeWork Companies LLC 115 W. 18th St., New York, NY 10011

A-7 Email: legal@wework.com Attention: General Counsel

A-8 ASSIGNMENT FORM To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to: (Insert assignee’s legal name) (Insert assignee’s soc. sec. or tax I.D. no.) (Print or type assignee’s name, address and zip code) and irrevocably appoint to transfer this Note on the books of the Company. The agent may substitute another to act for him. Date: _____________________ Your Signature: (Sign exactly as your name appears on the face of this Note) Signature Guarantee*: __________________________________ * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-9 CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFERS OF TRANSFER RESTRICTED NOTES This certificate relates to $_________ principal amount of Notes held in (check applicable space) ____ book-entry or _____ definitive form by the undersigned. The undersigned (check one box below): has requested the Trustee by written order to deliver in exchange for its beneficial interest in a Global Note held by the Depositary a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above) in accordance with the Indenture; or has requested the Trustee by written order to exchange or register the transfer of a Note or Notes. In connection with any transfer of any of the Notes evidenced by this certificate, the undersigned confirms that such Notes are being transferred in accordance with its terms: CHECK ONE BOX BELOW (1) to the Company or subsidiary thereof; or (2) to the Registrar for registration in the name of the Holder, without transfer; or (3) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”); or (4) to a Person that the undersigned reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act (“Rule 144A”)) that purchases for its own account or for the account of a qualified institutional buyer and to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A; or (5) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act (and if the transfer is being made prior to the expiration of the Distribution Compliance Period, the Notes shall be held immediately thereafter through Euroclear or Clearstream); or (6) to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that has furnished to the Trustee a signed letter containing certain representations and agreements; or (7) pursuant to Rule 144 under the Securities Act; or (8) pursuant to another available exemption from registration under the Securities Act. Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (5), (6), (7) or (8) is checked, the Company or the Trustee may require, prior

A-10 to registering any such transfer of the Notes, such legal opinions, certifications and other information as the Company or the Trustee has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. Your Signature Date: Signature of Signature Guarantor TO BE COMPLETED BY PURCHASER IF (4) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Dated: NOTICE: To be executed by an executive officer Name: Title: Signature Guarantee*: __________________________________ * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-11 TO BE COMPLETED IF THE HOLDER REQUIRES AN EXCHANGE FROM A REGULATION S GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE, PURSUANT TO SECTION 2.2(d)(iii) OF APPENDIX A TO THE INDENTURE13 The undersigned represents and warrants that either: the undersigned is not a dealer (as defined in the Securities Act) and is a non-U.S. person (within the meaning of Regulation S under the Securities Act); or the undersigned is not a dealer (as defined in the Securities Act) and is a U.S. person (within the meaning of Regulation S under the Securities Act) who purchased interests in the Notes pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act; or the undersigned is a dealer (as defined in the Securities Act) and the interest of the undersigned in this Note does not constitute the whole or a part of an unsold allotment to or subscription by such dealer for the Notes. Dated: Your Signature 13 Include only for Regulation S Global Notes.

A-12 OPTION OF HOLDER TO ELECT PURCHASE If you want to elect to have this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, check the appropriate box below: [ ] Section 4.15 [ ] Section 4.16 If you want to elect to have only part of this Note purchased by the Company pursuant to Section 4.15 or Section 4.16 of the Indenture, state the amount you elect to have purchased: $_______________ (integral multiples of $1,000, provided that the unpurchased portion must be in a minimum principal amount of $2,000) Date: _____________________ Your Signature: (Sign exactly as your name appears on the face of this Note) Tax Identification No.: Signature Guarantee*: __________________________________ * Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

A-13 SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE* The initial outstanding principal amount of this Global Note is $__________. The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made: Date of Exchange Amount of decrease in Principal Amount of this Global Note Amount of increase in Principal Amount of this Global Note Principal Amount of this Global Note following such decrease or increase Signature of authorized signatory of Trustee, Depositary or Custodian * This schedule should be included only if the Note is issued in global form.

B-1 EXHIBIT B FORM OF TRANSFEREE LETTER OF REPRESENTATION WeWork Companies LLC 115 W. 18th St., New York, NY 10011 Email: legal@wework.com Attention: General Counsel Ladies and Gentlemen: This certificate is delivered to request a transfer of $[_______] principal amount of the 5.00% Senior Notes due [•] (the “Notes”) of WeWork Companies LLC (the “Company”). Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows: Name:________________________ Address:______________________ Taxpayer ID Number:____________ The undersigned represents and warrants to you that: 1. We are an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”)), purchasing for our own account or for the account of such an institutional “accredited investor” at least $250,000 principal amount of the Notes, and we are acquiring the Notes, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we invest in or purchase securities similar to the Notes in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment. 2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date that is one year after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the “Resale Restriction Termination Date”) only in accordance with the Restricted Notes Legend (as such term is defined in the indenture under which the Notes were issued) on the Notes and any applicable securities laws of any state of the United States. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to Section 2.2(d) of Appendix A to the indenture under which the Notes were issued prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer

B-2 prior to the Resale Restriction Termination Date of the Notes with respect to applicable transfers described in the Restricted Notes Legend to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee. TRANSFEREE: , by:

C-1 EXHIBIT C FORM OF SUPPLEMENTAL INDENTURE TO BE DELIVERED BY SUBSEQUENT GUARANTORS Supplemental Indenture (this “Supplemental Indenture”), dated as of [__________] [__], 20[__], among __________________ (the “Guaranteeing Subsidiary”), a subsidiary of WeWork Companies LLC, a Delaware limited liability company (the “Company”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”). W I T N E S S E T H WHEREAS, each of the Company and the Guarantors (as defined in the Indenture referred to below) has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of [•], providing for the issuance of an unlimited aggregate principal amount of 5.00% Senior Notes due [•] (the “Notes”); WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally Guarantee all of the Company’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture; and WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows: 1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture. 2. Guarantor. The Guaranteeing Subsidiary hereby agrees to be a Guarantor under the Indenture and to be bound by the terms of the Indenture applicable to Guarantors, including Article 10 thereof. 3. Governing Law. THIS SUPPLEMENTAL INDENTURE WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. 4. Waiver of Jury Trial. EACH OF THE GUARANTEEING SUBSIDIARY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE INDENTURE, THE NOTES, THE NOTE GUARANTEES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. 5. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

C-2 6. Headings. The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof. 7. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary. IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written. [NAME OF GUARANTEEING SUBSIDIARY] By: Name: Title: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee By: Name: Title:

Schedule 4.4 Capitalization [See attached]

THE WE COMPANY CAPITALIZATION TABLE By Major Shareholder, as of 11/15/19 Tender Offer Series H-1 JV Share Swap Debt & LC Facility Warrants Size ($M) $3,000 Remaining Size ($M) $1,133 Warrant Coverage: Price per Share $19.19 obligation Price per Share $11.60 LC Facility 8% Shares Purchased 156,331,422 ($1.5B Warrant) Valuation ($M): Unsecured Debt 15% Shares Offered 277,291,207 ChinaCo $733 Pro Rata 56.4% PacificCo $400 Name1 Class A Common Class B Common Class C Common (vested, as converted)2 Junior Non- Vote Preferred Series A Preferred Series B Preferred Series C Preferred Series D-1 Preferred Series D-2 Preferred Series E Preferred Series F Preferred Series G Preferred Series G-1 Preferred Series H-1 Preferred Series AP-1 Acquisition Preferred Series AP-2 Acquisition Preferred Series AP-3 Acquisition Preferred Series AP-4 Acquisition Preferred Total Outstanding Common Stock (A & B) Warrants & Options3 Series C Convertible Note Class C (unvested, as converted) Total Fully Diluted2,3 % of Fully Diluted Total Outstanding Voting Profits Interests Voting Power4 % of Voting Power Sell? Amount Offered Tender Transaction5 % Sold of Fully Diluted Series H-1 Remaining Obligation JV Share Swap LC Facility Unsecured Debt Pro Forma Fully Diluted % of Fully Diluted We Holdings LLC4 – 100,128,232 – 1,500 – – – – – – – – – – – – – – 100,129,732 – – – 100,129,732 23.0% 300,384,696 41.4% YES 100,129,732 (56,451,207) 56.4% 43,678,525 5.6% Adam Neumann4 – 658,873 – – – – – – – – – – – – – – – – 658,873 – – – 658,873 0.2% 24,081,668 74,221,623 10.2% YES 658,873 (371,459) 56.4% 287,414 0.0% SoftBank Group 10,810,206 – – – 3,676,267 1,102,944 1,871,975 370,010 99,542 530,932 49,746 768 31,818,182 17,241,379 6,121 7 – – 67,578,079 – – – 67,578,079 15.5% 67,578,079 9.3% NO – 156,331,422 NA 112,068,966 43,295,973 86,591,946 465,866,386 60.1% SoftBank Vision Fund 22,871,249 – – – 255,528 3,785,603 3,193,094 36,111 35,625 612,625 49,919 32,812,199 – – – – – – 63,651,953 – – – 63,651,953 14.6% 63,651,953 8.8% NO – – NA 97,714,678 161,366,631 20.8% Benchmark – – – – 32,645,314 – – – – – – – – – – – – – 32,645,314 – – – 32,645,314 7.5% 32,645,314 4.5% YES 32,645,314 (18,404,796) 56.4% 14,240,518 1.8% J.P. Morgan 470,119 – – – – – 11,021,191 3,015,002 2,368,930 1,368,214 298,851 – – – – – – – 18,542,307 – – – 18,542,307 4.3% 18,542,307 2.6% YES 18,542,307 (10,453,794) 56.4% 8,088,513 1.0% DAG – – – – – 8,077,181 1,517,085 30,225 23,748 – – – – – – – – – 9,648,239 – – – 9,648,239 2.2% 9,648,239 1.3% YES 9,648,239 (5,439,490) 56.4% 4,208,749 0.5% T. Rowe Price 582,684 – – – – – – 3,022,559 2,374,867 1,740,410 – – – – – – – – 7,720,520 – – – 7,720,520 1.8% 7,720,520 1.1% YES 7,720,520 (4,352,679) 56.4% 3,367,841 0.4% Fidelity 59,778 – – – – – – – – 6,457,076 345,057 – – – – – – – 6,861,911 – – – 6,861,911 1.6% 6,861,911 0.9% YES 6,861,911 (3,868,612) 56.4% 2,993,299 0.4% Empire Star Global – – – – – – – – – – 10,061,312 – – – – – – – 10,061,312 – – – 10,061,312 2.3% 10,061,312 1.4% YES 10,061,312 (5,672,373) 56.4% 4,388,939 0.6% Wellington 145,251 – – – – – – 2,400,656 1,982,522 820,928 – – – – – – – – 5,349,357 – – – 5,349,357 1.2% 5,349,357 0.7% YES 5,349,357 (3,015,864) 56.4% 2,333,493 0.3% Atlantic Creative LLC – – – – – – 4,137,634 – – – – – – – – – – – 4,137,634 – – – 4,137,634 1.0% 4,137,634 0.6% YES 4,137,634 (2,332,718) 56.4% 1,804,916 0.2% Joey Low – 281,851 – – – 2,388,743 948,180 16,114 71,246 – – – – – – – – – 3,706,134 – – – 3,706,134 0.9% 4,269,836 0.6% YES 3,706,134 (2,089,446) 56.4% 1,616,688 0.2% Jefferies – – – – – 2,443,325 758,545 – – – – – – – – – – – 3,201,870 – – – 3,201,870 0.7% 3,201,870 0.4% YES 3,201,870 (1,805,152) 56.4% 1,396,718 0.2% Goldman Sachs 314,248 – – – – – – 1,511,279 1,163,096 – – – – – – – – – 2,988,623 – – – 2,988,623 0.7% 2,988,623 0.4% YES 2,988,623 (1,684,927) 56.4% 1,303,696 0.2% Commonfund – – – – – 1,840,203 474,085 7,556 5,937 – – – – – – – – – 2,327,781 – – – 2,327,781 0.5% 2,327,781 0.3% YES 2,327,781 (1,312,357) 56.4% 1,015,424 0.1% Rhone Group – 27,135 – – 1,815,841 166,620 62,000 7,556 5,937 – – – – – – – – – 2,085,089 – – – 2,085,089 0.5% 2,139,359 0.3% YES 2,085,089 (1,175,532) 56.4% 909,557 0.1% Other Stakeholders 7,659,767 28,166,838 – – – 2,360,641 4,420,139 1,522,029 1,249,268 1,663,491 2,954,442 300,352 – – 1,527,483 38,205 943,489 500,970 53,307,114 39,531,505 785,302 – 93,623,921 21.5% – 109,640,790 15.1% YES 67,226,511 (37,901,016) 40.5% 55,722,905 7.2% Totals 42,913,302 129,262,929 – 1,500 38,392,950 22,165,260 28,403,928 11,939,097 9,380,718 13,193,676 13,759,327 33,113,319 31,818,182 17,241,379 1,533,604 38,212 943,489 500,970 394,601,842 39,531,505 785,302 – 434,918,649 100.0% 725,371,204 100.0% – 112,068,966 97,714,678 43,295,973 86,591,946 774,590,212 100.0% Notes: 1) Named shareholders represent "Major Shareholders" as defined in the Company's Stockholders' Agreement 2) When exercised, Class C Common shares and corresponding Profits Interests convert into Class B common shares at the spread between trading price and the "Catch-up Base Amount", provided that the trading price is greater than the "Distribution Threshold". Current trading price assumed to be less than the lowest "Distribution Threshold" in this analysis. 3) Includes vested and unvested options 4) All common shares held by We Holdings and all common shares and vested and unvested time-vesting profits interests held Adam Neumann vote with the board. All vested management profits interests (see "Other Stakeholders" line) are voted by the holder and all unvested management profits interests vote proportionately with shareholders and are not included in these voting power calculations.

Schedule 4.12 Legal Proceedings References herein to the “Company” shall be deemed to refer, collectively, to WeWork Companies LLC and The We Company. • On February 5, 2019, the U.S. Securities and Exchange Commission (“SEC”) sent the Company a request for information and documents in connection with a non-public investigation regarding related party transactions, styled In the Matter of WeWork Companies, Inc. (HO-13683). In response, the Company produced documents between February 25, 2019 and April 30, 2019 and made a presentation to the SEC on March 14, 2019. • On October 11, 2019, the New York State Office of the Attorney General (“NYAG”) sent the Company a confidential Request for Information regarding disclosures made to investors and employees in connection with the offer, purchase, sale, distribution, or issuance of shares in the Company, and certain related party transactions. The Company is cooperating with the NYAG’s inquiry and is producing responsive, non-privileged documents on a rolling basis. • On November 26, 2019, the SEC sent the Company a subpoena regarding disclosures made to investors, bondholders, and employees regarding the Company’s financial condition, and certain related party transactions. The Company is cooperating with the SEC’s inquiry and is producing responsive, non-privileged documents on a rolling basis. • On December 4, 2019, the District Attorney of the County of New York (“NYDA”) sent the Company a subpoena regarding disclosures made to investors in connection with the promotion, offer, or sale of private securities, and to financial institutions in connection with loans to the Company. The subpoena also requests information relating to certain related party transactions. The Company is cooperating with the NYDA’s inquiry and intends to produce responsive, non-privileged documents on a rolling basis. • Two Company stockholders have filed purported class and derivative complaints in state court in San Francisco against the Company, certain current and former directors of the Company, SoftBank Group Corporation (“Softbank”), and Masayoshi Son, the chief executive officer of SoftBank. The complaints were filed on November 4, 2019 and November 25, 2019 and both complaints allege, among other things, that the defendants breached fiduciary duties and/or aided and abetted breaches of fiduciary duties in connection with prior transactions and in connection with the transactions contemplated pursuant to the MTA (as defined in the Master Note Purchase Agreement to which this Schedule in annexed). The complaints seek injunctive relief, including with respect to the transactions contemplated pursuant to the MTA, and damages.